UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21944
                                                    -----------

                      First Trust Exchange-Traded Fund II
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               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
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                     Date of fiscal year end: September 30
                                             --------------

                  Date of reporting period: September 30, 2018
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund II
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First Trust STOXX(R) European Select Dividend Index Fund (FDD)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) First Trust Dow Jones Global Select Dividend Index Fund (FGD)
First Trust Global Wind Energy ETF (FAN)
First Trust Global Engineering and Construction ETF (FLM)
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) First Trust Indxx Global Natural Resources Income ETF (FTRI)
First Trust Indxx Global Agriculture ETF (FTAG)
First Trust BICK Index Fund (BICK)
First Trust Nasdaq Smartphone Index Fund (FONE)
First Trust NASDAQ Global Auto Index Fund (CARZ)
First Trust Cloud Computing ETF (SKYY)
First Trust International IPO ETF (FPXI)
First Trust Nasdaq Cybersecurity ETF (CIBR)


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    Annual Report
  September 30, 2018
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TABLE OF CONTENTS
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2018

Shareholder Letter .......................................................................   2
Market Overview ..........................................................................   3
Fund Performance Overview
      First Trust STOXX(R) European Select Dividend Index Fund (FDD) .....................   4
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) ........   6
      First Trust Dow Jones Global Select Dividend Index Fund (FGD) ......................   8
      First Trust Global Wind Energy ETF (FAN) ...........................................  10
      First Trust Global Engineering and Construction ETF (FLM)                             12
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) ....  14
      First Trust Indxx Global Natural Resources Income ETF (FTRI) .......................  16
      First Trust Indxx Global Agriculture ETF (FTAG) ....................................  18
      First Trust BICK Index Fund (BICK) .................................................  20
      First Trust Nasdaq Smartphone Index Fund (FONE) ....................................  22
      First Trust NASDAQ Global Auto Index Fund (CARZ) ...................................  24
      First Trust Cloud Computing ETF (SKYY) .............................................  26
      First Trust International IPO ETF (FPXI)............................................  28
      First Trust Nasdaq Cybersecurity ETF (CIBR) ........................................  30
Notes to Fund Performance Overview .......................................................  32
Understanding Your Fund Expenses .........................................................  33
Portfolio of Investments
      First Trust STOXX(R) European Select Dividend Index Fund (FDD) .....................  35
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) ........  36
      First Trust Dow Jones Global Select Dividend Index Fund (FGD) ......................  42
      First Trust Global Wind Energy ETF (FAN) ...........................................  44
      First Trust Global Engineering and Construction ETF (FLM) ..........................  47
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) ....  50
      First Trust Indxx Global Natural Resources Income ETF (FTRI) .......................  52
      First Trust Indxx Global Agriculture ETF (FTAG) ....................................  54
      First Trust BICK Index Fund (BICK) .................................................  56
      First Trust Nasdaq Smartphone Index Fund (FONE) ....................................  58
      First Trust NASDAQ Global Auto Index Fund (CARZ) ...................................  61
      First Trust Cloud Computing ETF (SKYY) .............................................  63
      First Trust International IPO ETF (FPXI) ...........................................  64
      First Trust Nasdaq Cybersecurity ETF (CIBR) ........................................  66
Statements of Assets and Liabilities .....................................................  68
Statements of Operations .................................................................  72
Statements of Changes in Net Assets ......................................................  76
Financial Highlights .....................................................................  84
Notes to Financial Statements ............................................................  91
Report of Independent Registered Public Accounting Firm .................................. 103
Additional Information ................................................................... 104
Board of Trustees and Officers ........................................................... 112
Privacy Policy ........................................................................... 114

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2018


Dear Shareholders,

First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded Fund II (the "Funds"), which contains detailed information about the Funds for the twelve months ended September 30, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my March 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average ("DJIA") closed out each month slightly down but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its last high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices hit record levels during the quarter.

Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the "Fed") raised interest rates in March, June, and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.

Globally, markets underperformed moderately during the first two quarters of 2018. However, the third quarter was a different story for global markets, as the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended September in positive territory. Analysts believe European companies are set up for growing earnings and credit upswings, which bodes well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.

Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2018

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

In its latest forecast, the International Monetary Fund ("IMF") is calling for world real gross domestic product ("GDP") to hold steady at 3.7% from 2017 through 2019, with the latter two years being estimates, according to its own release. Despite the forecast calling for growth to level off, the 3.7% mark still ranks as the highest level achieved since the 4.3% growth rate posted in 2011. U.S. real GDP is expected to increase from 2.2% in 2017 to 2.9% (estimate) in 2018 and then dip to 2.5% (estimate) in 2019. Inflation estimates have been adjusted higher in 2018 but are projected to level off in 2019. Advanced economies are expected to see consumer prices rise by 2.0% in 2018, compared to 5.0% for emerging and developing economies. The absence of any serious inflationary pressure has helped keep interest rates and bond yields at levels well below their historical norms, in our opinion.

Two important financial developments in the U.S. over the past twelve months were the passage of the Tax Cuts and Jobs Act in December 2017 and the ongoing efforts to pare back regulations on banks and businesses. They are two of the major cornerstones of the Trump administration's pro-growth, pro-U.S. agenda. We believe that cutting the federal corporate tax rate from 35% to 21% has already unleashed robust activity. Year-to-date, through September 30, 2018, global mergers and acquisitions ("M&A") deal volume totaled $3.2 trillion, a record high for the first nine months of a calendar year, according to Thomson Reuters.

U.S. real GDP growth has only averaged 2.3% in the current recovery (third quarter 2009-second quarter 2018), according to data from the Bureau of Economic Analysis. The IMF has yet to forecast 3.0% real GDP growth for the U.S., but based in part on the 4.2% annualized growth rate posted in the second quarter of 2018, Brian Wesbury, Chief Economist at First Trust Advisors L.P., is calling for 3.0%-plus real GDP growth for both 2018 and 2019, a pace not seen since 2005.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products ("ETFs/ETPs") listed globally reached a record $5.25 trillion in September 2018, up 17.45% from $4.47 trillion a year ago, according to its own releases. September 2018 marked the 56th consecutive month of net new cash inflows into ETFs/ETPs listed globally.

GLOBAL EQUITIES MARKETS

For the 12-month period ended September 30, 2018, the MSCI World ex USA and MSCI Emerging Markets indices posted total returns of 2.67% (USD) and -0.81% (USD), respectively, according to Bloomberg. During that same period, the U.S. dollar appreciated a modest 2.20% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). With respect to U.S. equities, the S&P 500(R) Index posted a total return of 17.91% over the past 12 months. All 11 sectors were up on a total return basis. The top-performers were the Consumer Discretionary and Information Technology sectors, up 32.52% and 31.49%, respectively, while the worst showing came from the Consumer Staples and Utilities sectors, both of which were up just 2.93%.

The 2018 consensus estimated earnings growth rates for the S&P 500(R), MSCI World ex USA and the MSCI Emerging Markets indices were 21.57%, 8.10% and 6.41%, respectively, as of September 28, 2018, according to Bloomberg. The 2019 consensus estimated earnings growth rates were 10.23%, 8.09% and 11.08%, respectively. We believe that corporate earnings drive the direction of stock prices over time and these earnings targets are encouraging, in our opinion.

A Bloomberg survey of 25 equity strategists found that their average year-end price target for the S&P 500(R) Index was 2,956 as of August 29, 2018 (most recent), according to its own release. The highest estimate was 3,200, while the lowest was 2,750. The S&P 500(R) Index closed at 2,913.98 on September 28, 2018. It stood 0.57% below its all-time high of 2,930.75 on September 20, 2018.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

First Trust STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index (the "STOXX Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the STOXX Index.

The STOXX Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), which covers 18 European countries: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less. The STOXX Index is compiled and maintained by STOXX Limited.

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PERFORMANCE
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                                                                  AVERAGE ANNUAL                      CUMULATIVE
                                                                   TOTAL RETURNS                     TOTAL RETURNS
                                                1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                                 Ended     Ended     Ended     (8/27/07)     Ended     Ended     (8/27/07)
                                                9/30/18   9/30/18   9/30/18    to 9/30/18   9/30/18   9/30/18    to 9/30/18
FUND PERFORMANCE
NAV                                              0.74%     4.49%     2.73%       -2.82%     24.58%     30.92%     -27.18%
Market Price                                     0.38%     4.34%     2.62%       -2.84%     23.65%     29.45%     -27.38%

INDEX PERFORMANCE
STOXX(R) Europe Select Dividend 30 Index         1.08%     4.82%     3.29%       -2.37%     26.56%     38.28%     -23.40%
STOXX(R) Europe 600 Index                       -0.29%     3.95%     5.17%        1.76%     21.40%     65.56%      21.40%
MSCI Europe Index                               -0.30%     3.70%     4.85%        1.51%     19.90%     60.65%      18.03%
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(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 0.74% during the 12-month period covered by this report. During the same period, the benchmark MSCI Europe Index generated a return of -0.30%. The Financials sector was given the highest allocation in the Fund over the period with a 30.6% allocation. This sector had a -1.6% return and -0.1% contribution to the Fund's return. The Fund's top contributing sector was the Energy sector with a 1.5% contribution, stemming from its 12.2% allocation and 13.3% return. The Fund's least contributing sector was the Telecommunication Services sector with a -1.0% contribution stemming from its 5.1% allocation and -18.9% return. The Fund's currency exposure had a -2.5% impact on performance. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund over allocating and outperforming the benchmark amongst Financials securities by 10.1% and 6.9%, respectively, creating 1.7% of relative outperformance. The Fund underperformed the benchmark amongst the Real Estate sector by -6.4% creating -0.5% of relative drag.

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STOXX(R) and the STOXX(R) Europe Select Dividend 30 Index are trademarks of STOXX Limited, Zurich, Switzerland ("STOXX") and have been licensed for use for certain purposes by First Trust. The Fund, based on the STOXX(R) Europe Select Dividend 30 Index, is not sponsored, endorsed, sold or promoted by STOXX and STOXX makes no representation regarding the advisability of trading in such product.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD) (CONTINUED)

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                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
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Financials                                    29.63%
Utilities                                     23.58
Energy                                        11.79
Real Estate                                   11.75
Health Care                                    9.79
Industrials                                    5.03
Communication Services                         4.45
Consumer Staples                               3.98
                                             ------
    Total                                    100.00%
                                             ======

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                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
GlaxoSmithKline PLC                            5.58%
SSE PLC                                        5.53
Royal Dutch Shell PLC, Class B                 5.51
National Grid PLC                              4.81
United Utilities Group PLC                     4.73
EDP-Energias de Portugal S.A.                  4.51
AstraZeneca PLC                                4.21
Fortum OYJ                                     4.01
J Sainsbury PLC                                3.98
TOTAL S.A.                                     3.60
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    Total                                     46.47%
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                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     SEPTEMBER 30, 2008 - SEPTEMBER 30, 2018

           First Trust STOXX(R) European     STOXX(R) Europe Select     STOXX(R) Europe     MSCI Europe
           Select Dividend Index Fund        Dividend 30 Index          600 Index           Index
           -----------------------------     ----------------------     ---------------     -----------
9/30/08    $10,000                           $10,000                    $10,000             $10,000
3/31/09      3,201                             3,263                      4,836               4,846
9/30/09      9,317                             9,523                     10,206              10,157
3/31/10      9,086                             9,347                     10,364              10,297
9/30/10      9,228                             9,516                     10,496              10,424
3/31/11     10,214                            10,551                     11,691              11,597
9/30/11      8,610                             8,953                      9,254               9,193
3/31/12      9,261                             9,577                     10,810              10,722
9/30/12      9,276                             9,602                     10,892              10,784
3/31/13      9,268                             9,608                     12,011              11,853
9/30/13     10,509                            10,928                     13,639              13,397
3/31/14     11,756                            12,244                     15,092              14,757
9/30/14     11,421                            11,913                     14,451              14,177
3/31/15     11,226                            11,745                     14,359              14,028
9/30/15     10,519                            10,973                     13,285              12,854
3/31/16     10,804                            11,332                     13,289              12,844
9/30/16     10,927                            11,457                     13,577              13,174
3/31/17     11,472                            12,077                     14,506              14,097
9/30/17     12,995                            13,682                     16,608              16,111
3/31/18     13,320                            14,040                     16,655              16,140
9/30/18     13,091                            13,829                     16,560              16,063

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        150         81          3          0            16          1          0          1
10/1/14 - 9/30/15        145         32          2          0            63         10          0          0
10/1/15 - 9/30/16        158         27          2          0            54         12          0          0
10/1/16 - 9/30/17        181         30          0          0            38          2          0          0
10/1/17 - 9/30/18        147          4          0          0            96          4          0          0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the FTSE Index.

The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.

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PERFORMANCE
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                                                                  AVERAGE ANNUAL                      CUMULATIVE
                                                                   TOTAL RETURNS                     TOTAL RETURNS
                                                1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                                 Ended     Ended     Ended     (8/27/07)     Ended     Ended     (8/27/07)
                                                9/30/18   9/30/18   9/30/18    to 9/30/18   9/30/18   9/30/18    to 9/30/18
FUND PERFORMANCE
NAV                                              3.99%     5.58%     5.88%       2.52%      31.17%     77.06%      31.78%
Market Price                                     3.58%     5.52%     5.98%       2.49%      30.81%     78.74%      31.41%

INDEX PERFORMANCE
FTSE EPRA/NAREIT Developed Index                 4.62%     6.34%     6.88%       3.37%      35.99%     94.57%      44.37%
S&P Global REIT Index                            2.85%     6.33%     5.86%       3.06%      35.94%     76.78%      39.74%
MSCI World REIT Index                            3.18%     6.93%     5.48%       2.72%      39.81%     70.47%      34.68%
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(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 3.99% during the 12-month period covered by this report. During the same period, the benchmark S&P Global REIT Index generated a return of 2.85%. United States securities were given the highest allocation in the Fund over the period with a 51.7% allocation. These securities returned 4.5% and contributed 2.5% to the Fund's return. Netherlands securities were the Fund's least contributing securities with a -0.3% contribution, stemming from its 2.1% allocation and -12.9% return. The Fund's top performing country was Austria with a 30.2% return, while the Netherlands was the worst performer with a -12.9% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund outperforming the benchmark amongst German securities by 12.2%, creating 0.5% of relative outperformance. Outperformance was reversed by 0.6% due to the Fund underperforming the benchmark amongst Hong Kong securities by -22.8%.

-----------------------------
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the Fund have obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)", "FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Real Estate                                   99.75%
Health Care                                    0.16
Consumer Discretionary                         0.09
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                     3.69%
Prologis, Inc.                                 2.88
Public Storage                                 2.03
Unibail-Rodamco-Westfield                      1.83
Vonovia SE                                     1.72
AvalonBay Communities, Inc.                    1.69
Welltower, Inc.                                1.62
Equity Residential                             1.61
Digital Realty Trust, Inc.                     1.57
Mitsui Fudosan Co., Ltd.                       1.52
                                             ------
    Total                                     20.16%
                                             ======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     SEPTEMBER 30, 2008 - SEPTEMBER 30, 2018

            First Trust FTSE EPRA/NAREIT Developed     FTSE EPRA/NAREIT     S&P Global     MSCI World
            Markets Real Estate Index Fund             Developed Index      REIT Index     REIT Index
            --------------------------------------     ----------------     ----------     ----------
9/30/08     $10,000                                    $10,000              $10,000        $10,000
3/31/09       3,849                                      3,909                3,762          3,678
9/30/09       8,733                                      8,955                8,055          7,703
3/31/10       9,434                                      9,719                8,836          8,326
9/30/10      10,260                                     10,604                9,624          9,016
3/31/11      11,171                                     11,599               10,824         10,261
9/30/11       9,422                                      9,874                9,463          9,031
3/31/12      11,444                                     11,968               11,448         10,887
9/30/12      12,269                                     12,894               12,188         11,704
3/31/13      13,774                                     14,511               13,624         12,810
9/30/13      13,498                                     14,306               13,003         12,192
3/31/14      13,915                                     14,808               13,778         12,816
9/30/14      14,289                                     15,266               14,266         13,422
3/31/15      16,022                                     17,186               16,215         15,136
9/30/15      14,713                                     15,811               14,853         14,093
3/31/16      16,105                                     17,403               16,659         15,924
9/30/16      16,912                                     18,317               17,365         16,561
3/31/17      16,298                                     17,727               16,716         15,968
9/30/17      17,025                                     18,596               17,189         16,522
3/31/18      16,872                                     18,462               16,675         16,210
9/30/18      17,704                                     19,453               17,679         17,046

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        158         21          0          0            70          3          0          0
10/1/14 - 9/30/15         67         14          0          0           127         44          0          0
10/1/15 - 9/30/16         35          0          0          0           184         33          1          0
10/1/16 - 9/30/17        144          4          0          0           102          1          0          0
10/1/17 - 9/30/18         34          0          0          1           209          7          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL                      CUMULATIVE
                                                                   TOTAL RETURNS                     TOTAL RETURNS
                                                1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                                 Ended     Ended     Ended     (11/21/07)    Ended     Ended     (11/21/07)
                                                9/30/18   9/30/18   9/30/18    to 9/30/18   9/30/18   9/30/18    to 9/30/18
FUND PERFORMANCE
NAV                                              2.26%     4.25%     7.24%       3.24%      23.14%    101.08%      41.32%
Market Price                                     1.71%     4.14%     7.37%       3.20%      22.51%    103.54%      40.81%

INDEX PERFORMANCE
Dow Jones Global Select Dividend Index(SM)       2.33%     4.37%     7.52%       3.39%      23.84%    106.51%      43.54%
Dow Jones World Developed Markets
   Index(SM)                                    11.19%     9.54%     9.11%       5.93%      57.71%    139.19%      86.98%
MSCI World Index                                11.24%     9.28%     8.56%       5.44%      55.87%    127.32%      77.66%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 2.26% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 11.24%. The Fund gave the highest allocation to United States securities over the period with a 15.6% weighting. These securities were also the top contributing securities with a 2.3% contribution stemming from their 15.1% return. The top performing country in the Fund was Norway with a 46.2% return, while the Netherlands was the worst performing country in the Fund with a -18.4% return. The Fund's currency exposure had a -3.1% impact on performance. On a relative basis, the Fund underperformed the benchmark. The Fund's holdings within the United States created -2.9% of relative underperformance due to the Fund under allocating the benchmark amongst these well performing securities by 44.7%. The Fund over allocated and outperformed the benchmark amongst Luxembourg securities by 0.7% and 38.5%, respectively, creating 0.4% of relative outperformance.

-----------------------------
Dow Jones and Dow Jones Global Select Dividend Index(SM) are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Global Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    35.34%
Communication Services                        18.38
Consumer Discretionary                        13.39
Utilities                                     11.03
Energy                                         7.02
Industrials                                    5.79
Consumer Staples                               3.25
Materials                                      2.08
Information Technology                         2.02
Health Care                                    1.02
Real Estate                                    0.68
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
CenturyLink, Inc.                              2.73%
Galliford Try PLC                              2.40
GameStop Corp., Class A                        1.75
SES S.A.                                       1.63
Element Fleet Management Corp.                 1.62
Guess?, Inc.                                   1.54
Spark New Zealand Ltd.                         1.53
EDP-Energias de Portugal S.A.                  1.37
Fortum OYJ                                     1.29
Nordea Bank AB                                 1.28
                                             ------
    Total                                     17.14%
                                             ======


                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                           SEPTEMBER 30, 2008 - SEPTEMBER 30, 2018

            First Trust Dow Jones Global      Dow Jones Global Select     Dow Jones World Developed     MSCI World
            Select Dividend Index Fund        Dividend Index(SM)          Markets Index(SM)             Index
            ----------------------------      -----------------------     -------------------------     ----------
9/30/08     $10,000                           $10,000                     $10,000                       $10,000
3/31/09       4,375                             6,325                       5,416                         5,385
9/30/09      11,180                            11,369                       9,935                         9,771
3/31/10      11,612                            11,841                      10,724                        10,498
9/30/10      12,335                            12,576                      10,712                        10,432
3/31/11      13,736                            14,023                      12,297                        11,911
9/30/11      12,141                            12,472                      10,265                         9,979
3/31/12      13,733                            13,982                      12,336                        11,978
9/30/12      14,275                            14,561                      12,488                        12,133
3/31/13      15,014                            15,308                      13,887                        13,397
9/30/13      16,329                            16,675                      15,165                        14,585
3/31/14      17,954                            18,358                      16,625                        15,950
9/30/14      17,727                            18,118                      16,982                        16,364
3/31/15      17,208                            17,603                      17,631                        16,912
9/30/15      15,155                            15,429                      16,194                        15,532
3/31/16      16,119                            16,518                      17,056                        16,329
9/30/16      17,228                            17,592                      18,131                        17,296
3/31/17      18,186                            18,665                      19,663                        18,740
9/30/17      19,665                            20,181                      21,511                        20,438
3/31/18      19,846                            20,320                      22,492                        21,274
9/30/18      20,110                            20,651                      23,920                        22,734

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        219         16          0          0            17          0          0          0
10/1/14 - 9/30/15        105          3          0          0           136          8          0          0
10/1/15 - 9/30/16         65          2          0          0           176         10          0          0
10/1/16 - 9/30/17        184          3          0          0            62          2          0          0
10/1/17 - 9/30/18        171          3          0          0            74          2          1          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

First Trust Global Wind Energy ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Global Wind Energy(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL                      CUMULATIVE
                                                                   TOTAL RETURNS                     TOTAL RETURNS
                                                1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                                 Ended     Ended     Ended     (6/16/08)     Ended     Ended     (6/16/08)
                                                9/30/18   9/30/18   9/30/18    to 9/30/18   9/30/18   9/30/18    to 9/30/18
FUND PERFORMANCE
NAV                                             -2.92%     6.92%     -2.06%      -6.20%     39.73%    -18.78%     -48.26%
Market Price                                    -3.90%     6.76%     -2.11%      -6.24%     38.69%    -19.22%     -48.49%

INDEX PERFORMANCE
ISE Clean Edge Global Wind Energy(TM) Index     -2.41%     7.73%     -1.16%      -5.45%     45.13%    -11.00%     -43.80%
Russell 3000(R) Index                           17.58%    13.46%     12.01%      10.00%     88.02%    210.82%     166.78%
MSCI World Index                                11.24%     9.28%      8.56%       6.11%     55.87%    127.32%      84.16%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -2.92% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 11.24%. The Utilities industry was the heaviest allocated industry over the period in the Fund with a 53.2% weighting. This industry had a 3.1% return and 1.5% contribution. The Capital Goods industry was the Fund's least contributing industry with a -3.7% contribution, stemming from its 44.2% allocation and -8.1% return. The Fund's currency exposure had a -1.9% impact on performance. On a relative basis, the Fund underperformed the benchmark. The Fund over allocated and underperformed the benchmark amongst the Capital Goods industry by 36.1% and -14.1%, respectively, which created -7.9% of relative underperformance. Roughly 1% of relative outperformance was created by the Fund having no exposure to the Banking industry. The benchmark had a 9.3% exposure to the Banking industry, which had a -0.5% return.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the "Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     51.67%
Industrials                                   46.12
Materials                                      2.11
Energy                                         0.10
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Orsted A/S                                     8.75%
China Longyuan Power Group Corp., Ltd.,
   Class H                                     8.17
Vestas Wind Systems A/S                        7.90
Siemens Gamesa Renewable Energy S.A.           6.91
Boralex, Inc., Class A                         5.30
Nordex SE                                      4.15
Xinjiang Goldwind Science & Technology
   Co., Ltd., Class H                          3.69
China High Speed Transmission Equipment
   Group Co., Ltd.                             3.04
TPI Composites, Inc.                           2.69
Infigen Energy                                 2.55
                                             ------
    Total                                     53.15%
                                             ======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  SEPTEMBER 30, 2008 - SEPTEMBER 30, 2018

            First Trust Global   ISE Clean Edge Global           Russell 3000(R)     MSCI World
            Wind Energy ETF      Wind Energy(TM) Index           Index               Index
            ----------------     ---------------------------     ---------------     ----------
9/30/08     $10,000              $10,000                         $10,000             $10,000
3/31/09       5,497                5,566                           6,888               6,890
9/30/09       8,574                8,729                           9,359               9,771
3/31/10       7,181                7,358                          10,500              10,498
9/30/10       5,565                5,743                          10,385              10,431
3/31/11       6,377                6,592                          12,328              11,910
9/30/11       4,426                4,620                          10,442               9,978
3/31/12       4,295                4,477                          13,214              11,977
9/30/12       3,711                3,892                          13,596              12,133
3/31/13       4,259                4,466                          15,139              13,397
9/30/13       5,813                6,131                          16,532              14,585
3/31/14       6,770                7,169                          18,562              15,950
9/30/14       6,520                6,919                          19,468              16,363
3/31/15       6,275                6,692                          20,856              16,911
9/30/15       6,040                6,451                          19,371              15,531
3/31/16       6,842                7,373                          20,785              16,328
9/30/16       7,877                8,502                          22,269              17,295
3/31/17       7,823                8,519                          24,538              18,739
9/30/17       8,367                9,118                          26,432              20,437
3/31/18       8,519                9,269                          27,925              21,273
9/30/18       8,122                8,897                          31,078              22,734

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        123         31          0          0            83         15          0          0
10/1/14 - 9/30/15         58          8          0          0           130         53          2          1
10/1/15 - 9/30/16        102         20          5          1            96         27          2          0
10/1/16 - 9/30/17        138         31          0          0            79          3          0          0
10/1/17 - 9/30/18         85         13          0          0           140         12          1          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

First Trust Global Engineering and Construction ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Engineering and Construction(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest in at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (10/13/08)    Ended    (10/13/08)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                    1.67%     5.09%       8.31%     28.15%     121.54%
Market Price                                                           1.22%     5.03%       8.28%     27.79%     120.85%

INDEX PERFORMANCE
ISE Global Engineering and Construction(TM) Index                      2.29%     6.20%       9.91%     35.09%     156.42%
Russell 3000(R) Index                                                 17.58%    13.46%      13.82%     88.02%     263.20%
MSCI World Industrials Index                                           7.37%     9.16%      11.39%     55.01%     193.01%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.67% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Industrials Index generated a return of 7.37%. The Construction and Engineering industry was given the highest allocation in the Fund over the period with an 89.8% allocation. Due to the high weighting, this industry was also the Fund's top contributing industry with a 2.4% contribution to the Fund's return, stemming from its 2.5% return. The Fund's top performing industry was the Electric Utilities industry with a 14.4% return, while the Energy Equipment & Services industry was the worst performer with a -11.8% return. The Fund's currency exposure had a -1.8% impact on performance. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund over allocating the relatively poor performing Construction & Engineering industry by 88.5%, creating -4.9% of relative drag. The Fund did not have any exposure to the poor performing Industrial Conglomerates industry, whereas the benchmark had a 13.3% allocation, which created 2.7% of relative outperformance.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the "Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   96.81%
Energy                                         2.58
Utilities                                      0.61
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Jacobs Engineering Group, Inc.                 3.53%
Fluor Corp.                                    3.35
Vinci S.A.                                     3.11
ACS Actividades de Construccion y
   Servicios S.A.                              3.10
JGC Corp.                                      2.82
Eiffage S.A.                                   2.74
Skanska AB, Class B                            2.73
Bouygues S.A.                                  2.70
Quanta Services, Inc.                          2.53
Kajima Corp.                                   2.46
                                             ------
    Total                                     29.07%
                                             ======


                                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               OCTOBER 13, 2008 - SEPTEMBER 30, 2018

            First Trust Global Engineering         ISE Global Engineering and     Russell 3000(R)     MSCI World
            and Construction ETF                   Construction(TM) Index         Index               Industrials Index
            ----------------------------------     --------------------------     ---------------     -----------------
10/13/08    $10,000                                $10,000                        $10,000             $10,000
3/31/09       8,987                                  9,387                          8,048               7,741
9/30/09      13,384                                 14,102                         10,935              11,514
3/31/10      13,471                                 14,262                         12,268              12,962
9/30/10      13,522                                 14,368                         12,133              13,182
3/31/11      16,745                                 17,882                         14,404              15,710
9/30/11      11,724                                 12,719                         12,200              12,196
3/31/12      14,306                                 15,435                         15,439              15,071
9/30/12      13,827                                 15,023                         15,885              14,748
3/31/13      15,249                                 16,595                         17,688              16,944
9/30/13      17,288                                 18,980                         19,316              18,904
3/31/14      18,939                                 20,876                         21,687              20,610
9/30/14      17,644                                 19,534                         22,746              20,448
3/31/15      17,190                                 19,318                         24,369              21,168
9/30/15      16,376                                 18,456                         22,634              19,024
3/31/16      17,378                                 19,732                         24,286              21,008
9/30/16      18,407                                 20,939                         26,021              22,434
3/31/17      19,753                                 22,626                         28,674              24,487
9/30/17      21,793                                 25,067                         30,888              27,291
3/31/18      21,948                                 25,195                         32,633              28,194
9/30/18      22,159                                 25,638                         36,317              29,302

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        109          0          0          0           136          7          0          0
10/1/14 - 9/30/15         62          2          1          0           170         17          0          0
10/1/15 - 9/30/16         64          3          1          0           159         24          2          0
10/1/16 - 9/30/17         82          0          0          0           163          6          0          0
10/1/17 - 9/30/18         85          9          0          0           148          9          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "GRID." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector. Clean Edge, Inc. provides a list of companies to be included in the Index to Nasdaq, Inc., which then compiles the Index.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (11/16/09)    Ended    (11/16/09)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   -1.66%     8.41%       6.50%     49.75%      74.87%
Market Price                                                          -1.10%     8.68%       6.59%     51.58%      76.19%

INDEX PERFORMANCE
NASDAQ OMX(R) Clean Edge(R) Smart Grid
   Infrastructure Index(SM)                                           -1.06%     9.16%       7.33%     54.97%      87.27%
Russell 3000(R) Index                                                 17.58%    13.46%      13.92%     88.02%     217.69%
S&P Composite 1500(R) Industrials Index                               11.98%    12.89%      14.62%     83.31%     235.57%
MSCI World Industrials Index                                           7.37%     9.16%      10.60%     55.01%     144.45%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -1.66% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500(R) Industrials Index generated a return of 11.98%. The heaviest allocated industry in the Fund over the period was the Electrical Equipment industry with a 28.2% weighting. This industry had a -2.9% contribution to the Fund's return, the least among all industries in the Fund, and a -8.5% return. The Electronic Equipment Instruments & Components industry was the Fund's top contributing industry with a 1.0% contribution stemming from its 16.5% weighting and 4.2% return. The Fund's currency exposure had a -0.6% impact on performance. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund over allocating and underperforming the benchmark among Electrical Equipment securities by 22.9% and -25.0%, respectively, creating -6.1% of relative drag. The Fund under allocated the benchmark amongst the poor performing Industrial Conglomerates securities by 8.9%, creating 2.7% of relative outperformance.

-----------------------------
NASDAQ(R), NASDAQ OMX(R), and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge") respectively. Nasdaq and Clean Edge are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   43.98%
Information Technology                        32.17
Consumer Discretionary                        13.81
Utilities                                     10.04
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
ABB Ltd.                                       8.36%
Red Electrica Corp., S.A.                      8.30
Schneider Electric SE                          8.23
Aptiv PLC                                      7.95
Prysmian S.p.A.                                7.51
Veoneer, Inc.                                  4.60
nVent Electric PLC                             4.03
Itron, Inc.                                    4.03
Quanta Services, Inc.                          4.02
Landis+Gyr Group AG                            3.78
                                             ------
    Total                                     60.81%
                                             ======


                                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               NOVEMBER 16, 2009 - SEPTEMBER 30, 2018

            First Trust NASDAQ(R)         NASDAQ OMX(R)                   Russell     S&P Composite           MSCI World
            Clean Edge(R) Smart Grid      Clean Edge(R) Smart Grid        3000(R)     1500(R) Industrials     Industrials
            Infrastructure Index Fund     Infrastructure Index(SM)        Index       Index                   Index
            -------------------------     ---------------------------     -------     -------------------     -----------
11/16/09    $10,000                       $10,000                         $10,000     $10,000                 $10,000
3/31/10      10,257                        10,297                          10,731      11,205                  10,814
9/30/10      10,154                        10,236                          10,614      11,249                  10,997
3/31/11      11,775                        11,912                          12,600      13,832                  13,106
9/30/11       8,161                         8,341                          10,672      10,743                  10,174
3/31/12       9,553                         9,741                          13,505      14,081                  12,572
9/30/12       9,860                        10,103                          13,895      14,004                  12,302
3/31/13      10,996                        11,314                          15,472      16,373                  14,134
9/30/13      11,678                        12,082                          16,896      18,307                  15,769
3/31/14      13,450                        13,973                          18,971      20,766                  17,193
9/30/14      12,401                        12,931                          19,897      21,102                  17,057
3/31/15      12,583                        13,168                          21,316      22,495                  17,657
9/30/15      11,164                        11,698                          19,798      20,347                  15,868
3/31/16      12,302                        12,977                          21,243      22,980                  17,523
9/30/16      14,035                        14,828                          22,760      24,368                  18,713
3/31/17      15,064                        15,986                          25,079      27,424                  20,425
9/30/17      17,786                        18,927                          27,015      29,969                  22,764
3/31/18      18,037                        19,213                          28,541      31,357                  23,517
9/30/18      17,492                        18,727                          31,763      33,558                  24,441

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        186         15          0          0            44          7          0          0
10/1/14 - 9/30/15         72         28         13          2            99         32          4          2
10/1/15 - 9/30/16         68         48          2          0            98         37          0          0
10/1/16 - 9/30/17        150         29          4          5            59          4          0          0
10/1/17 - 9/30/18        167         20          0          1            44         19          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

First Trust Indxx Global Natural Resources Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index (the "Index"). The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FTRI." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by Indxx, LLC. The Index is a 50-stock free float adjusted market capitalization weighted index designed to measure the market performance of the 50 highest dividend yielding companies involved in the upstream (i.e., generally exploration and production) segment of the natural resources sector.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (3/11/10)     Ended    (3/11/10)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   11.12%    -8.00%      -7.09%     -34.10%    -46.71%
Market Price                                                          10.86%    -7.97%      -7.11%     -33.99%    -46.78%

INDEX PERFORMANCE
Indxx Global Natural Resources Income Index*                          12.36%      N/A         N/A         N/A        N/A
MSCI All Country World Materials Index                                 4.62%     4.60%       2.79%      25.24%     26.56%
MSCI All Country World Index                                           9.77%     8.67%       8.89%      51.52%    107.32%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

* Effective on the close of business December 18, 2015, the Fund's underlying index changed from the ISE Global Copper(TM) Index to the Indxx Global Natural Resources Income Index. Therefore, the Fund's performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current Index, would have generated. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.

PERFORMANCE REVIEW

The Fund generated a NAV return of 11.12% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Materials Index generated a return of 4.62%. The Energy sector was given the highest allocation in the Fund over the period with a 45.9% weighting. This sector was also the top contributing sector in the Fund with a 9.6% contribution, stemming from its 21.6% return. The Utilities sector was the Fund's worst performing and least contributing sector in the Fund with a -11.2% return and -1.5% contribution. The Fund's currency exposure had a -3.7% impact on performance. On a relative basis, the Fund outperformed the benchmark. The benchmark had no exposure to the well performing Energy securities, which created 7.2% of relative outperformance, and had no exposure to Utilities securities, which created -2.1% of relative underperformance.

-----------------------------
"Indxx" and "Indxx Global Natural Resources Income Index" are trademarks of Indxx, LLC ("Licensor") and have been licensed for use for certain purposes by First Trust. First Trust Indxx Global Natural Resources Income ETF is based on the Index and is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Energy                                        49.43%
Materials                                     29.67
Utilities                                     13.45
Consumer Staples                               7.01
Industrials                                    0.44
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Rio Tinto PLC                                 10.46%
Royal Dutch Shell PLC, Class A, ADR           10.08
TOTAL S.A., ADR                                9.83
Exxon Mobil Corp.                              9.74
Tatneft PJSC                                   4.76
Woodside Petroleum Ltd.                        4.61
UPM-Kymmene OYJ                                4.48
International Paper Co.                        4.06
Veolia Environnement S.A.                      3.83
SK Innovation Co., Ltd.                        3.76
                                             ------
    Total                                     65.61%
                                             ======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                MARCH 11, 2010 - SEPTEMBER 30, 2018

            First Trust Indxx Global         MSCI All Country          MSCI All Country
            Natural Resources Income ETF     World Materials Index     World Index
            ----------------------------     ---------------------     ----------------
3/11/10     $10,000                          $10,000                   $10,000
3/31/10      10,297                           10,291                    10,172
9/30/10      11,208                           10,440                    10,220
3/31/11      14,567                           12,429                    11,604
9/30/11       8,910                            9,096                     9,606
3/31/12      10,984                           10,529                    11,519
9/30/12      10,141                           10,066                    11,621
3/31/13       9,256                           10,081                    12,731
9/30/13       8,087                           10,105                    13,683
3/31/14       8,027                           10,600                    14,841
9/30/14       7,893                           10,309                    15,230
3/31/15       6,189                            9,852                    15,646
9/30/15       4,144                            7,880                    14,216
3/31/16       3,874                            8,628                    14,967
9/30/16       4,152                            9,775                    15,916
3/31/17       4,436                           10,849                    17,218
9/30/17       4,794                           12,098                    18,885
3/31/18       5,108                           12,564                    19,761
9/30/18       5,327                           12,657                    20,731

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14         82          7          0          0           135         25          3          0
10/1/14 - 9/30/15        104         14          2          0           119         13          0          0
10/1/15 - 9/30/16         74         21          2          1           114         31         10          0
10/1/16 - 9/30/17        115          7          0          0           129          0          0          0
10/1/17 - 9/30/18         51         19          0          0            93         85          3          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

First Trust Indxx Global Agriculture ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Agriculture Index (the "Index"). The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FTAG." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by Indxx, LLC. The Index is a market capitalization weighted index designed to measure the performance of companies that are directly or indirectly engaged in improving agricultural yields. The Index is comprised of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (3/11/10)     Ended    (3/11/10)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   -1.46%    -15.03%    -17.42%     -55.72%    -80.56%
Market Price                                                          -1.55%    -15.08%    -17.44%     -55.83%    -80.61%

INDEX PERFORMANCE
Indxx Global Agriculture Index*                                       -0.40%       N/A        N/A         N/A        N/A
MSCI All Country World Index                                           9.77%      8.67%      8.89%      51.52%    107.32%
MSCI All Country World Materials Index                                 4.62%      4.60%      2.79%      25.24%     26.56%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

* Effective on the close of business December 18, 2015, the Fund's underlying index changed from the ISE Global Platinum(TM) Index to the Indxx Global Agriculture Index. Therefore, the Fund's performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current Index, would have generated. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.

PERFORMANCE REVIEW

The Fund generated a NAV return of -1.46% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Materials Index generated a return of 4.62%. The Materials sector was given the highest allocation in the Fund over the period with a 56.2% weighting. This sector had a 1.4% return, which limited its contribution to the Fund's return to 0.8%. The top performing industry in the Fund was the Automobile & Components industry with a 24.7% return, while the Pharmaceuticals, Biotechnology & Life Sciences industry was the Fund's worst performing industry with a -32.0% return. The Fund's currency exposure had a -2.2% impact on performance. On a relative basis, the Fund underperformed the benchmark. The Fund's holdings amongst the Pharmaceuticals, Biotechnology & Life Sciences industry created -3.9% of relative underperformance as the benchmark had no exposure to this -32.0% returning industry. The benchmark had no exposure to the well performing Automobile & Component industry, which created 0.4% of relative outperformance.

-----------------------------
"Indxx" and "Indxx Global Agriculture Index" are trademarks of Indxx, LLC ("Licensor") and have been licensed for use for certain purposes by First Trust. First Trust Indxx Global Agriculture ETF is based on the Index and is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                     57.96%
Industrials                                   21.94
Health Care                                   10.61
Consumer Staples                               6.26
Consumer Discretionary                         3.23
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Bayer AG                                      10.61%
Deere & Co.                                    9.93
BASF SE                                        9.67
DowDuPont, Inc.                                9.06
Kubota Corp.                                   4.59
Nutrien Ltd.                                   4.56
Petronas Chemicals Group Bhd                   3.97
Evonik Industries AG                           3.66
CNH Industrial N.V.                            3.57
Wilmar International Ltd.                      3.31
                                             ------
    Total                                     62.93%
                                             ======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              MARCH 11, 2010 - SEPTEMBER 30, 2018

            First Trust Indxx          MSCI All Country       MSCI All Country World
            Global Agriculture ETF     World Index            Materials Index
            ----------------------     ------------------     ----------------------
3/11/10     $10,000                    $10,000                $10,000
3/31/10      10,337                     10,172                 10,291
9/30/10       9,794                     10,220                 10,440
3/31/11      10,930                     11,604                 12,429
9/30/11       6,416                      9,606                  9,096
3/31/12       6,576                     11,519                 10,529
9/30/12       4,871                     11,621                 10,066
3/31/13       4,667                     12,731                 10,081
9/30/13       4,392                     13,683                 10,105
3/31/14       4,363                     14,841                 10,600
9/30/14       3,924                     15,230                 10,309
3/31/15       3,248                     15,646                  9,852
9/30/15       1,915                     14,216                  7,880
3/31/16       1,480                     14,967                  8,628
9/30/16       1,552                     15,916                  9,775
3/31/17       1,782                     17,218                 10,849
9/30/17       1,972                     18,885                 12,098
3/31/18       1,945                     19,761                 12,564
9/30/18       1,942                     20,731                 12,657

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        103         36          9          0            56         35         12          1
10/1/14 - 9/30/15         96         52          7          1            55         38          3          0
10/1/15 - 9/30/16         37         20         15         16            72         47         22         24
10/1/16 - 9/30/17        120          0          0          0           122          7          2          0
10/1/17 - 9/30/18        171          5          0          0            72          3          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK)

The First Trust BICK Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE BICK(TM) Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "BICK." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (4/12/10)     Ended    (4/12/10)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   -6.82%     3.76%      0.10%      20.25%       0.83%
Market Price                                                          -7.33%     3.95%      0.12%      21.38%       0.98%

INDEX PERFORMANCE
ISE BICK(TM) Index                                                    -5.62%     4.66%      0.98%      25.59%       8.64%
MSCI All Country World Index                                           9.77%     8.67%      8.45%      51.52%      98.78%
MSCI Emerging Markets Index                                           -0.81%     3.61%      2.57%      19.42%      24.00%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -6.82% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Index generated a return of -0.81%. South Korean securities were the Fund's top performing securities with a 6.1% return, while Brazilian securities were the Fund's worst performing securities with a -19.9% return. Brazil was also the Fund's least contributing country with a -4.3% contribution, while South Korean securities were the Fund's top contributing country with a 0.9% contribution. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance was due to the Fund over allocating the poor performing Brazilian securities by 17.3%, creating -4.0% of relative drag. The relative outperformance of 0.6% was created due to the Fund over allocating and outperforming the benchmark amongst South Korean securities by 10.5% and 4.5%, respectively.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the "Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        18.67%
Financials                                    18.25
Information Technology                        13.75
Communication Services                        10.96
Materials                                      9.92
Energy                                         8.20
Health Care                                    7.29
Industrials                                    7.05
Consumer Staples                               4.08
Utilities                                      0.97
Real Estate                                    0.86
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Yatra Online, Inc.                             1.94%
Eros International PLC                         1.92
Wipro Ltd., ADR                                1.82
Vedanta Ltd., ADR                              1.80
Reliance Industries Ltd., GDR                  1.79
Dr. Reddy's Laboratories Ltd., ADR             1.77
Infosys Ltd., ADR                              1.76
WNS (Holdings) Ltd., ADR                       1.76
HDFC Bank Ltd., ADR                            1.67
Larsen & Toubro Ltd., GDR                      1.64
                                             ------
    Total                                     17.87%
                                             ======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              APRIL 12, 2010 - SEPTEMBER 30, 2018

            First Trust BICK     ISE BICK(TM)     MSCI All Country     MSCI Emerging
            Index Fund           Index            World Index          Markets Index
            ----------------     ------------     ----------------     -------------
4/12/10     $10,000              $10,000          $10,000              $10,000
9/30/10      10,417               10,488            9,800               10,487
3/31/11      11,231               11,311           11,127               11,486
9/30/11       7,586                7,795            9,211                8,793
3/31/12       8,996                9,139           11,045               10,475
9/30/12       8,328                8,515           11,143               10,282
3/31/13       8,480                8,665           12,207               10,656
9/30/13       8,385                8,681           13,119               10,383
3/31/14       8,808                9,127           14,231               10,527
9/30/14       9,050                9,432           14,604               10,829
3/31/15       8,497                8,920           15,003               10,572
9/30/15       6,865                7,163           13,632                8,740
3/31/16       7,383                7,773           14,352                9,300
9/30/16       8,512                8,958           15,262               10,207
3/31/17       9,234                9,764           16,510               10,901
9/30/17      10,822               11,512           18,108               12,499
3/31/18      11,613               12,333           18,948               13,600
9/30/18      10,085               10,867           19,878               12,398

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14         28          1          0          0           131         82         10          0
10/1/14 - 9/30/15         38          6          0          0           116         79         13          0
10/1/15 - 9/30/16         34          0          0          0           113         97          8          1
10/1/16 - 9/30/17         65         26          0          0            51         99         10          0
10/1/17 - 9/30/18        120         37          2          0            76         14          2          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

The First Trust Nasdaq Smartphone Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq CTA Smartphone Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FONE." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is owned by Nasdaq, Inc. (the "Index Provider"). The Index Provider and the Consumer Technology Association have jointly developed the eligibility and selection criteria and rules for the Index. The Index is designed to track the performance of companies engaged in the smartphone segment of the telecommunications and technology sectors. To be eligible for the Index, issuers of the securities must be identified as being engaged in the smartphone industry by the Consumer Technology Association. Component securities must be listed on an index-eligible global stock exchange, as determined by the Index Provider, have a minimum worldwide market capitalization of $250 million and a minimum three-month average daily dollar trading volume of $1 million.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (2/17/11)     Ended    (2/17/11)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                    0.20%    10.49%       8.08%      64.67%     80.74%
Market Price                                                          -0.30%    10.44%       8.01%      64.31%     79.79%

INDEX PERFORMANCE
Nasdaq CTA Smartphone Index(SM)                                        1.22%    11.51%       9.08%      72.38%     93.82%
MSCI World Index                                                      11.24%     9.28%       8.64%      55.87%     87.99%
MSCI All Country World Information Technology Index                   22.84%    19.05%      14.53%     139.14%    181.11%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 0.20% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Information Technology Index generated a return of 22.84%. The Fund's holdings amongst the Semiconductors & Semiconductor Equipment industry were the top performing securities with an 11.1% return and a 2.2% contribution stemming from the industries 24.1% allocation. The heaviest allocated industry in the Fund was the Technology Hardware & Equipment industry at 39.9%. This industry had a negative return of -8.9%, which led to a -2.4% contribution to the Fund's return. The Fund's currency exposure had a -0.4% impact on performance. On a relative basis, the Fund underperformed the benchmark. The majority of the underperformance is attributable to the Fund underperforming the benchmark amongst the Technology Hardware & Equipment securities by -33.8%, creating -11.6% of relative drag. The Fund outperformed the benchmark amongst Media & Entertainment securities by 10.6%, which reversed 0.8% of the relative drag.

-----------------------------
Nasdaq(R), and Nasdaq CTA Smartphone Index(SM), formerly NASDAQ OMX CEA Smartphone Index(SM), are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        69.95%
Communication Services                        12.40
Consumer Discretionary                         8.80
Real Estate                                    7.12
Industrials                                    1.73
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Lenovo Group Ltd.                              3.72%
Sony Corp.                                     3.55
BlackBerry Ltd.                                3.54
Nokia OYJ, ADR                                 3.34
Inventec Corp.                                 3.32
Apple, Inc.                                    3.29
Samsung Electronics Co., Ltd.                  3.20
Kyocera Corp.                                  3.16
Flex Ltd.                                      3.16
Pegatron Corp.                                 3.08
                                             ------
    Total                                     33.36%
                                             ======


                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        FEBRUARY 17, 2011 - SEPTEMBER 30, 2018

            First Trust Nasdaq         Nasdaq CTA               MSCI World     MSCI All Country World
            Smartphone Index Fund      Smartphone Index(SM)     Index          Information Technology Index
            ----------------------     --------------------     ----------     ----------------------------
2/17/11     $10,000                    $10,000                  $10,000        $10,000
3/31/11       9,399                      9,412                    9,849          9,547
9/30/11       7,503                      7,595                    8,251          8,390
3/31/12       9,238                      9,328                    9,904         10,774
9/30/12       7,805                      7,925                   10,032         10,566
3/31/13       9,021                      9,180                   11,077         10,774
9/30/13      10,975                     11,245                   12,059         11,756
3/31/14      12,117                     12,470                   13,188         13,356
9/30/14      12,748                     13,187                   13,530         14,502
3/31/15      13,920                     14,460                   13,983         15,485
9/30/15      12,194                     12,706                   12,842         14,328
3/31/16      13,098                     13,739                   13,501         15,785
9/30/16      14,585                     15,322                   14,300         17,605
3/31/17      16,474                     17,413                   15,494         19,719
9/30/17      18,041                     19,153                   16,898         22,884
3/31/18      18,932                     20,114                   17,589         25,486
9/30/18      18,076                     19,382                   18,797         28,111

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        139         12          0          0            86         14          1          0
10/1/14 - 9/30/15        123          4          0          0           118          7          0          0
10/1/15 - 9/30/16         19          0          0          0           164         67          3          0
10/1/16 - 9/30/17         59          0          0          0           159         32          1          0
10/1/17 - 9/30/18         61          1          0          0           166         21          2          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

The First Trust NASDAQ Global Auto Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX Global Auto Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "CARZ." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is owned and was developed by Nasdaq, Inc. (the "Index Provider"). The Index Provider has contracted with Standard & Poor's Dow Jones Indices to calculate and maintain the Index. The Index is designed to track the performance of the largest and most liquid companies engaged in manufacturing of automobiles. To be eligible for the Index, component securities must be listed on an Index-eligible global stock exchange, as determined by the Index Provider, have a minimum float-adjusted worldwide market capitalization of at least $500 million and a minimum three-month average daily dollar trading volume of $1 million.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended     (5/9/11)     Ended     (5/9/11)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   -7.57%     0.71%      4.33%       3.60%      36.80%
Market Price                                                          -7.70%     0.61%      4.34%       3.11%      36.92%

INDEX PERFORMANCE
NASDAQ OMX Global Auto Index(SM)                                      -6.76%     1.54%      5.31%       7.94%      46.57%
MSCI World Index                                                      11.24%     9.28%      8.88%      55.87%      87.55%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -7.57% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 11.24%. Over this period the Fund was almost 100% allocated to the global Automobiles & Components securities. Japan was the heaviest allocated country in the Fund within this industry with a 34.4% weighting. Due to Japan's relatively small return of 1.3%, its contribution to the Fund's return was limited to 0.1%. French securities were the Fund's top contributing and top performing securities with a 0.5% contribution and 5.9% return. Chinese securities were the Fund's least contributing and worst performing securities with a -3.2% contribution and -29.9% return. The Fund's currency exposure had a -0.6% impact on performance. On a relative basis, the Fund underperformed the benchmark. The majority of the underperformance is attributable to the Fund over allocating the benchmark by 96.8% and underperforming the benchmark by -2.0% amongst the Automobiles & Components industry, in all creating -16.9% of relative drag. The benchmark had a 9.3% higher allocation to Banking securities, which had a -0.5% return, creating 1.0% of relative outperformance.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX Global Auto Index(SM), are the registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        99.47%
Industrials                                    0.53
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Honda Motor Co., Ltd.                          8.20%
Toyota Motor Corp.                             8.03
Daimler AG                                     7.84
General Motors Co.                             7.52
Ford Motor Co.                                 7.14
Volkswagen AG (Preference Shares)              4.32
Hyundai Motor Co.                              4.18
Subaru Corp.                                   4.14
Renault S.A.                                   4.03
Nissan Motor Co., Ltd.                         4.01
                                             ------
    Total                                     59.41%
                                             ======


                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 9, 2011 - SEPTEMBER 30, 2018

           First Trust NASDAQ         NASDAQ OMX Global        MSCI World
           Global Auto Index Fund     Auto Index Index(SM)     Index
           ----------------------     --------------------     ----------
5/9/11     $10,000                    $10,000                  $10,000
9/30/11      7,545                      7,717                    8,232
3/31/12      9,324                      9,459                    9,881
9/30/12      8,282                      8,439                   10,009
3/31/13     10,210                     10,402                   11,052
9/30/13     13,205                     13,581                   12,032
3/31/14     13,593                     14,039                   13,158
9/30/14     13,085                     13,556                   13,499
3/31/15     14,034                     14,601                   13,951
9/30/15     11,727                     12,208                   12,813
3/31/16     11,826                     12,418                   13,470
9/30/16     11,990                     12,550                   14,267
3/31/17     13,091                     13,851                   15,458
9/30/17     14,803                     15,719                   16,858
3/31/18     15,201                     16,109                   17,547
9/30/18     13,682                     14,656                   18,752

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        133         17          0          0            88         14          0          0
10/1/14 - 9/30/15         90         12          1          1           129         19          0          0
10/1/15 - 9/30/16         78          7          2          0           118         42          5          1
10/1/16 - 9/30/17         91          9          0          0           124         26          1          0
10/1/17 - 9/30/18        120         12          1          0           113          5          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CLOUD COMPUTING ETF (SKYY)

The First Trust Cloud Computing ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Cloud Computing Index(TM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "SKYY." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. To be eligible for the Index, a security must be actively engaged in a business activity supporting or utilizing the cloud computing space. Component securities must have a market capitalization of at least $100 million.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended     (7/5/11)     Ended     (7/5/11)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   35.80%    18.54%      15.62%     134.08%    185.90%
Market Price                                                          35.94%    18.55%      15.63%     134.20%    186.05%

INDEX PERFORMANCE
ISE Cloud Computing Index(TM)                                         36.71%    19.10%      16.21%     139.65%    196.63%
S&P 500(R) Index                                                      17.91%    13.95%      13.73%      92.10%    153.75%
S&P Composite 1500 Information Technology Index                       30.40%    21.80%      18.46%     168.05%    240.89%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 35.80% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 17.91%. The Fund's top allocated sector over the period was the Information Technology sector. This sector was given a 75.6% allocation and contributed 26.0% to the Fund's return, stemming from its 34.0% return. The Consumer Discretionary sector, represented solely by Amazon.com, Inc., was the Fund's top performing sector with a 108.5% return. The Fund's least contributing, worst performer, and smallest allocated sector was the Real Estate sector, represented solely by Equinix, Inc. This security had a 4.1% allocation, -0.9% return, and -0.01% contribution to the Fund's return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund overweighting the well performing Information Technology sector by 55.9% compared to the benchmark, creating 7.9% of relative outperformance. The outperformance of 0.4% was reversed due to the Fund underperforming the benchmark amongst Real Estate securities by -5.9%.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the "Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CLOUD COMPUTING ETF (SKYY) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        72.57%
Communication Services                        17.75
Consumer Discretionary                         5.13
Real Estate                                    4.55
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
NetApp, Inc.                                   5.24%
salesforce.com, Inc.                           5.13
Amazon.com, Inc.                               5.13
F5 Networks, Inc.                              4.81
Cisco Systems, Inc.                            4.75
VMware, Inc., Class A                          4.73
Juniper Networks, Inc.                         4.69
Oracle Corp.                                   4.60
Alphabet, Inc., Class A                        4.58
Open Text Corp.                                4.55
                                             ------
    Total                                     48.21%
                                             ======


                                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            JULY 5, 2011 - SEPTEMBER 30, 2018

            First Trust Cloud         ISE Cloud                   S&P 500(R)     S&P Composite 1500
            Computing ETF             Computing Index(TM)         Index          Information Technology Index
            ---------------------     -----------------------     ----------     ----------------------------
7/5/11      $10,000                   $10,000                     $10,000        $10,000
9/30/11       7,902                     7,909                       8,501          8,886
3/31/12      10,604                    10,641                      10,702         11,739
9/30/12       9,864                     9,934                      11,068         11,695
3/31/13      10,531                    10,640                      12,196         11,682
9/30/13      12,214                    12,376                      13,209         12,718
3/31/14      13,390                    13,612                      14,861         14,655
9/30/14      13,581                    13,852                      15,815         16,153
3/31/15      14,551                    14,885                      16,753         17,253
9/30/15      13,994                    14,354                      15,718         16,547
3/31/16      14,789                    15,247                      17,052         18,475
9/30/16      17,114                    17,697                      18,143         20,324
3/31/17      19,392                    19,930                      19,979         23,173
9/30/17      21,052                    21,701                      21,519         26,144
3/31/18      24,370                    25,195                      22,776         29,394
9/30/18      28,591                    29,662                      25,375         34,091

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        191         18          0          0            38          5          0          0
10/1/14 - 9/30/15        193          9          0          0            48          2          0          0
10/1/15 - 9/30/16        146          1          0          0           106          0          0          0
10/1/16 - 9/30/17        188          0          0          0            62          1          0          0
10/1/17 - 9/30/18        176          1          0          0            74          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

First Trust International IPO ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the IPOX International Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FPXI." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by IPOX(R) Schuster LLC (the "Index Provider"). The Index is a market-cap weighted portfolio measuring the performance of the top 50 non-U.S. companies, including companies domiciled in emerging markets, ranked quarterly by market capitalization in the IPOX(R) Global Composite Index. The Index includes the 50 largest and typically most liquid initial public offerings ("IPOs") and spin-offs of companies legally domiciled outside the United States that trade on an accessible global stock exchange.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL          CUMULATIVE
                                                                                     TOTAL RETURNS         TOTAL RETURNS
                                                                   1 Year Ended   Inception (11/4/14)   Inception (11/4/14)
                                                                     9/30/18          to 9/30/18            to 9/30/18
FUND PERFORMANCE
NAV                                                                   3.35%              5.56%                23.51%
Market Price                                                          2.87%              5.57%                23.58%

INDEX PERFORMANCE
IPOX International Index                                              4.17%              6.34%                27.12%
MSCI World ex USA Index                                               2.67%              4.86%                20.35%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 3.35% during the 12-month period covered by this report. During the same period, the benchmark MSCI World ex USA Index generated a return of 2.67%. The Financials sector was the highest allocated sector in the Fund over the period with a 20.5% allocation. The sector had a 1.4% return in the Fund and contributed 0.2% to the Fund's return. The Fund's top contributing sector was the Industrials sector with a 14.5% allocation, 11.9% return, and 1.8% contribution. The Fund's least contributing sector was the Communication Services sector with a 2.3% allocation, -61.8% return, and -2.9% contribution. The Fund's currency exposure had a -1.6% impact on performance. On a relative basis, the Fund outperformed the benchmark. The Consumer Discretionary and Industrials sectors each created 1.2% of outperformance as the Fund outperformed the benchmark within these two sectors by 9.8% and 7.4%, respectively. The Fund underperformed the benchmark amongst the Communication Services sector by -8.1%, creating -2.9% of relative drag.

-----------------------------
IPOX(R) and IPOX International Index are registered international trademarks and service marks of IPOX Schuster LLC and have been licensed for use for certain purposes by First Trust.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL IPO ETF (FPXI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    17.35%
Industrials                                   16.62
Information Technology                        16.46
Consumer Discretionary                        14.46
Health Care                                   11.03
Real Estate                                    9.30
Utilities                                      8.29
Communication Services                         3.24
Materials                                      2.31
Consumer Staples                               0.94
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Recruit Holdings Co., Ltd.                     8.20%
Japan Post Holdings Co., Ltd.                  7.76
Siemens Healthineers AG                        6.37
China Vanke Co., Ltd., Class H                 5.29
Orsted A/S                                     5.17
Ferrari N.V.                                   4.89
Xiaomi Corp., Class B                          4.56
CK Asset Holdings Ltd.                         4.01
Postal Savings Bank of China Co., Ltd.,
   Class H                                     3.70
Adyen N.V.                                     3.48
                                             ------
    Total                                     53.43%
                                             ======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          NOVEMBER 4, 2014 - SEPTEMBER 30, 2018

            First Trust International     IPOX International     MSCI World
            iPO ETF                       Index                  ex USA Index
            -------------------------     ------------------     -----------
11/4/14     $10,000                       $10,000                $10,000
3/31/15       9,798                         9,813                 10,252
9/30/15       8,526                         8,522                  9,212
3/31/16       8,864                         8,954                  9,386
9/30/16       9,432                         9,523                  9,872
3/31/17       9,913                        10,072                 10,506
9/30/17      11,952                        12,204                 11,722
3/31/18      12,949                        13,217                 11,951
9/30/18      12,352                        12,713                 12,036

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
11/5/14 - 9/30/15         90         11          1          0           117          8          0          1
10/1/15 - 9/30/16        109         30          0          0            86         28          0          0
10/1/16 - 9/30/17        138         32          0          0            63         17          1          0
10/1/17 - 9/30/18        152         27          1          0            67          4          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

The First Trust Nasdaq Cybersecurity ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq CTA Cybersecurity Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "CIBR." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts that comprise the Index. The Index is owned by Nasdaq, Inc. (the "Index Provider"). The Index Provider and the Consumer Technology Association ("CTA") have jointly developed the eligibility and selection criteria and rules for the Index. The Index will include securities of companies classified as "cybersecurity" companies by the CTA.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL          CUMULATIVE
                                                                                     TOTAL RETURNS         TOTAL RETURNS
                                                                   1 Year Ended   Inception (7/6/15)    Inception (7/6/15)
                                                                     9/30/18          to 9/30/18            to 9/30/18
FUND PERFORMANCE
NAV                                                                   30.49%            12.11%                44.74%
Market Price                                                          30.93%            12.19%                45.10%

INDEX PERFORMANCE
Nasdaq CTA Cybersecurity Index(SM)                                    31.32%            12.90%                48.09%
S&P 500(R) Index                                                      17.91%            13.49%                50.59%
S&P Composite 1500 Information Technology Index                       30.40%            23.25%                96.70%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 30.49% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Information Technology Index generated a return of 30.40%. The Software industry was given the largest allocation in the Fund over the period with a 52.9% weighting. This industry had a 28.4% return and contributed 15.5% to the Fund's return, the most among all industries. The worst performing and least contributing industry was the Electronic Equipment Instruments & Components industry with a -15.5% return and -0.5% contribution. The Fund's currency exposure had a -0.4% impact on performance. On a relative basis, the Fund outperformed the benchmark. The majority of the outperformance is attributable to the Fund having no exposure to the relatively poor performing Interactive Media & Services securities, creating 3.1% of relative outperformance. The Fund also outperformed the benchmark amongst the Communications Equipment industry, which created another 2.4% of relative outperformance. The outperformance was reversed by 4.2% due to the Fund underperforming the benchmark amongst Software securities by -19.3%.

-----------------------------
Nasdaq(R), and Nasdaq CTA Cybersecurity Index(SM), formerly Nasdaq CEA Cybersecurity Index(SM), are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        86.41%
Industrials                                   13.59
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Symantec Corp.                                 6.26%
Raytheon Co.                                   6.14
Cisco Systems, Inc.                            6.04
Palo Alto Networks, Inc.                       5.78
Splunk, Inc.                                   5.59
Fortinet, Inc.                                 3.27
Tenable Holdings, Inc.                         3.26
CyberArk Software Ltd.                         3.14
F5 Networks, Inc.                              3.13
Juniper Networks, Inc.                         3.13
                                             ------
    Total                                     45.74%
                                             ======


                                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            JULY 6, 2015 - SEPTEMBER 30, 2018

            First Trust Nasdaq        Nasdaq CTA                  S&P 500(R)     S&P Composite 1500
            Cybersecurity ETF         Cybersecurity Index(SM)     Index          Information Technology Index
            ---------------------     -----------------------     ----------     ----------------------------
7/6/15      $10,000                    $10,000                    $10,000        $10,000
9/30/15       8,575                      8,585                      9,328          9,547
3/31/16       8,595                      8,645                     10,120         10,659
9/30/16      10,018                     10,113                     10,768         11,726
3/31/17      10,993                     11,137                     11,858         13,370
9/30/17      11,093                     11,276                     12,772         15,084
3/31/18      12,713                     12,943                     13,518         16,959
9/30/18      14,475                     14,808                     15,060         19,669

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 7, 2015 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
7/7/15 - 9/30/15          49          7          1          0             4          0          0          0
10/1/15 - 9/30/16        140          0          0          0           113          0          0          0
10/1/16 - 9/30/17        228          2          0          0            21          0          0          0
10/1/17 - 9/30/18        222          1          0          0            28          0          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. For certain Funds, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2018 (UNAUDITED)

As a shareholder of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust Cloud Computing ETF, First Trust International IPO ETF or First Trust Nasdaq Cybersecurity ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           DURING THE
                                                   APRIL 1, 2018    SEPTEMBER 30, 2018     PERIOD (a)      SIX-MONTH PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)
Actual                                               $1,000.00          $  982.80             0.57%               $2.83
Hypothetical (5% return before expenses)             $1,000.00          $1,022.21             0.57%               $2.89

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)
Actual                                               $1,000.00          $1,049.30             0.60%               $3.08
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)
Actual                                               $1,000.00          $1,013.30             0.58%               $2.93
Hypothetical (5% return before expenses)             $1,000.00          $1,022.16             0.58%               $2.94

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)
Actual                                               $1,000.00          $  953.40             0.60%               $2.94
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)
Actual                                               $1,000.00          $1,009.60             0.70%               $3.53
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST EXCHANGE-TRADED FUND II

SEPTEMBER 30, 2018 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           DURING THE
                                                   APRIL 1, 2018    SEPTEMBER 30, 2018     PERIOD (a)      SIX-MONTH PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)
Actual                                               $1,000.00          $  969.80             0.70%               $3.46
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)
Actual                                               $1,000.00          $1,042.80             0.70%               $3.58
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)
Actual                                               $1,000.00          $  999.10             0.70%               $3.51
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST BICK INDEX FUND (BICK)
Actual                                               $1,000.00          $  868.40             0.64%               $3.00
Hypothetical (5% return before expenses)             $1,000.00          $1,021.86             0.64%               $3.24

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)
Actual                                               $1,000.00          $  954.80             0.70%               $3.43
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)
Actual                                               $1,000.00          $  900.10             0.70%               $3.33
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST CLOUD COMPUTING ETF (SKYY)
Actual                                               $1,000.00          $1,173.20             0.60%               $3.27
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)
Actual                                               $1,000.00          $  953.90             0.70%               $3.43
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)
Actual                                               $1,000.00          $1,138.60             0.60%               $3.22
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (April 1, 2018 through September 30, 2018), multiplied by 183/365 (to reflect the six-month period).

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.1%
             BELGIUM -- 2.4%
     461,569 Proximus S.A., DP                 $   11,028,910
                                               --------------
             FINLAND -- 4.0%
     720,660 Fortum OYJ                            18,064,821
                                               --------------
             FRANCE -- 16.8%
     453,051 CNP Assurances                        10,920,060
     128,557 Covivio                               13,396,174
     355,915 Klepierre S.A.                        12,616,059
     298,435 SCOR SE                               13,859,908
     219,353 Societe Generale S.A.                  9,415,505
     250,566 TOTAL S.A.                            16,244,941
                                               --------------
                                                   76,452,647
                                               --------------
             GERMANY -- 7.1%
      50,030 Allianz SE                            11,152,759
     229,495 Deutsche Post AG                       8,182,832
      57,802 Muenchener Rueckversicherungs-
                Gesellschaft AG in Muenchen        12,801,416
                                               --------------
                                                   32,137,007
                                               --------------
             ITALY -- 8.3%
     765,700 Assicurazioni Generali S.p.A.         13,228,548
   4,918,365 Intesa Sanpaolo S.p.A.                12,568,730
   2,888,847 Snam S.p.A.                           12,037,840
                                               --------------
                                                   37,835,118
                                               --------------
             MULTI-NATIONAL -- 2.8%
      63,356 Unibail-Rodamco-Westfield             12,741,964
                                               --------------
             PORTUGAL -- 4.5%
   5,503,859 EDP-Energias de Portugal S.A.         20,308,217
                                               --------------
             SPAIN -- 1.9%
   1,732,838 Banco Santander S.A.                   8,722,636
                                               --------------
             SWEDEN -- 3.2%
   1,317,181 Skandinaviska Enskilda Banken
                AB, Class A                        14,708,131
                                               --------------
             SWITZERLAND -- 10.9%
     166,572 Swiss Prime Site AG                   14,197,827
     126,174 Swiss Re AG                           11,648,018
      19,930 Swisscom AG                            9,045,060
      45,828 Zurich Insurance Group AG             14,485,272
                                               --------------
                                                   49,376,177
                                               --------------
             UNITED KINGDOM -- 37.2%
     244,052 AstraZeneca PLC                       18,968,250
   1,764,030 BAE Systems PLC                       14,480,672
   1,254,489 GlaxoSmithKline PLC                   25,128,369
   4,277,499 J Sainsbury PLC                       17,941,388
   2,101,134 National Grid PLC                     21,673,541
     708,764 Royal Dutch Shell PLC, Class B        24,841,198
   1,667,702 SSE PLC                               24,910,540
   2,322,047 United Utilities Group PLC            21,307,071
                                               --------------
                                                  169,251,029
                                               --------------
             TOTAL COMMON STOCKS -- 99.1%         450,626,657
             (Cost $445,132,141)               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.3%
   1,548,453 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.93% (b)              $    1,548,453
             (Cost $1,548,453)                 --------------

             TOTAL INVESTMENTS -- 99.4%           452,175,110
             (Cost $446,680,594) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.6%                 2,648,844
                                               --------------
             NET ASSETS -- 100.0%              $  454,823,954
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Rate shown reflects yield as of September 30, 2018.

(c) Aggregate cost for federal income tax purposes is $450,879,892. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $33,645,985 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $32,350,767. The net unrealized appreciation was $1,295,218.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   450,626,657  $          --  $           --
Money Market Funds          1,548,453             --              --
                      ----------------------------------------------
Total Investments     $   452,175,110  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                48.1%
British Pound Sterling                              37.4
Swiss Franc                                         10.9
Swedish Krona                                        3.3
United States Dollar                                 0.3
                                                   ------
    Total                                          100.0%
                                                   ======


                        See Notes to Financial Statements                Page 35

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 98.9%
             AUSTRALIA -- 4.6%
     196,196 BGP Holdings PLC (b) (c) (d)      $            0
      14,745 BWP Trust                                 35,599
      10,135 Charter Hall Retail REIT                  31,063
      45,446 Cromwell Property Group                   35,150
      30,850 Dexus                                    235,488
      53,572 Goodman Group                            401,187
      54,740 GPT Group (The)                          206,154
      16,525 Investa Office Fund                       65,937
     112,423 Mirvac Group                             195,849
     155,021 Scentre Group                            444,867
      22,721 Shopping Centres Australasia
                Property Group                         39,417
      73,768 Stockland                                221,292
      97,166 Vicinity Centres                         184,020
                                               --------------
                                                    2,096,023
                                               --------------
             AUSTRIA -- 0.2%
       2,092 CA Immobilien Anlagen AG                  74,762
                                               --------------
             BELGIUM -- 0.7%
         552 Aedifica S.A.                             49,798
         585 Befimmo S.A.                              33,383
         674 Cofinimmo S.A.                            84,046
         514 Intervest Offices & Warehouses
                N.V.                                   13,666
          61 Leasinvest Real Estate S.C.A.              6,360
         246 Montea S.C.A                              16,109
         199 Retail Estates N.V.                       17,074
         522 Warehouses De Pauw C.V.A.                 68,728
          66 Wereldhave Belgium N.V.                    6,774
         313 Xior Student Housing N.V.                 14,573
                                               --------------
                                                      310,511
                                               --------------
             BERMUDA -- 0.5%
      35,422 Hongkong Land Holdings Ltd.              234,494
                                               --------------
             CANADA -- 2.9%
       3,041 Allied Properties Real Estate
                Investment Trust                      101,473
       4,148 Artis Real Estate Investment Trust        37,734
       1,150 Boardwalk Real Estate Investment
                Trust                                  44,668
       4,355 Canadian Apartment Properties
                REIT                                  160,794
       6,381 Chartwell Retirement Residences           72,324
       6,915 Choice Properties Real Estate
                Investment Trust                       64,618
       5,491 Cominar Real Estate Investment
                Trust                                  49,568
       2,658 Crombie Real Estate Investment
                Trust                                  26,772
       5,416 Dream Global Real Estate
                Investment Trust                       62,267
       1,515 Dream Office Real Estate
                Investment Trust                       28,373
       4,688 First Capital Realty, Inc.                70,775
       1,391 Granite Real Estate Investment
                Trust                                  59,737


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CANADA (CONTINUED)
       8,658 H&R Real Estate Investment Trust $ 133,190 2,965 InterRent Real Estate Investment
                Trust                                  26,972
       2,549 Killam Apartment Real Estate
                Investment Trust                       31,832
       1,429 Northview Apartment Real Estate
                Investment Trust                       28,367
       2,711 NorthWest Healthcare Properties
                Real Estate Investment Trust           23,528
       9,419 RioCan Real Estate Investment
                Trust                                 179,972
       3,570 SmartCentres Real Estate
                Investment Trust                       84,327
                                               --------------
                                                    1,287,291
                                               --------------
             CAYMAN ISLANDS -- 1.9%
      81,816 CK Asset Holdings Ltd.                   614,011
      37,006 Wharf Real Estate Investment
                Co., Ltd.                             238,722
                                               --------------
                                                      852,733
                                               --------------
             FINLAND -- 0.2%
      11,631 Citycon OYJ                               24,254
       2,628 Kojamo OYJ (c)                            28,730
       4,271 Technopolis OYJ                           23,133
                                               --------------
                                                       76,117
                                               --------------
             FRANCE -- 1.6%
         931 Carmila S.A.                              23,727
       1,084 Covivio                                  112,957
       1,583 Gecina S.A.                              264,296
         972 ICADE                                     89,832
       6,055 Klepierre S.A.                           214,630
       1,241 Mercialys S.A.                            19,999
                                               --------------
                                                      725,441
                                               --------------
             GERMANY -- 4.1%
         878 ADLER Real Estate AG                      15,495
       4,794 alstria office REIT-AG                    71,135
       1,548 Deutsche EuroShop AG                      50,109
      10,757 Deutsche Wohnen SE                       516,062
       1,343 DIC Asset AG                              14,782
       2,301 Hamborner REIT AG                         24,311
       1,916 LEG Immobilien AG                        227,462
       3,825 TAG Immobilien AG                         91,041
       2,572 TLG Immobilien AG                         67,130
      15,713 Vonovia SE                               767,689
                                               --------------
                                                    1,845,216
                                               --------------
             GUERNSEY -- 0.1%
       7,269 F&C UK Real Estate Investment
                Ltd.                                    9,058
       9,632 Regional REIT Ltd. (e)                    12,216
      15,712 Schroder Real Estate Investment
                Trust Ltd.                             12,267
      28,116 Sirius Real Estate Ltd.                   22,794
      12,215 Standard Life Investment Property
                Income Trust Ltd.                      14,361
                                               --------------
                                                       70,696
                                               --------------


Page 36                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             HONG KONG -- 5.2%
      58,680 Champion REIT                     $       41,077
      61,022 Hang Lung Properties Ltd.                119,264
      36,102 Henderson Land Development
                Co., Ltd.                             181,470
      18,644 Hysan Development Co., Ltd.               94,192
      65,340 Link REIT                                643,105
     173,572 New World Development Co., Ltd.          236,799
      92,850 Sino Land Co., Ltd.                      159,171
      43,089 Sun Hung Kai Properties Ltd.             627,482
      31,984 Swire Properties Ltd.                    121,140
      37,006 Wharf Holdings (The) Ltd.                100,689
                                               --------------
                                                    2,324,389
                                               --------------
             IRELAND -- 0.2%
      20,848 Green REIT PLC                            36,550
      21,003 Hibernia REIT PLC                         34,628
      11,020 Irish Residential Properties REIT
                PLC                                    18,911
                                               --------------
                                                       90,089
                                               --------------
             ISLE OF MAN -- 0.0%
      38,454 RDI REIT PLC                              16,540
                                               --------------
             ISRAEL -- 0.1%
       1,109 Azrieli Group Ltd.                        56,953
                                               --------------
             ITALY -- 0.1%
      30,870 Beni Stabili S.p.A. SIIQ                  26,971
       1,477 Immobiliare Grande Distribuzione
                SIIQ S.p.A.                            11,349
                                               --------------
                                                       38,320
                                               --------------
             JAPAN -- 10.8%
          19 Activia Properties, Inc.                  82,274
          38 Advance Residence Investment
                Corp.                                  97,057
       3,627 AEON Mall Co., Ltd.                       62,312
          45 AEON REIT Investment Corp.                48,359
          16 Comforia Residential REIT, Inc.           37,655
          53 Daiwa House REIT Investment
                Corp.                                 121,235
           8 Daiwa Office Investment Corp.             48,231
          13 Frontier Real Estate Investment
                Corp.                                  50,629
          22 Fukuoka REIT Corp.                        34,040
         102 GLP J-REIT                                99,199
      10,800 Hulic Co., Ltd.                          105,985
          30 Hulic REIT, Inc.                          43,619
          47 Industrial & Infrastructure Fund
                Investment Corp.                       47,405
         254 Invesco Office J-Reit, Inc.               36,238
         138 Invincible Investment Corp.               57,692
          36 Japan Excellent, Inc.                     47,717
         122 Japan Hotel REIT Investment
                Corp.                                  88,800
          26 Japan Logistics Fund, Inc.                51,144
          26 Japan Prime Realty Investment
                Corp.                                  92,677


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             JAPAN (CONTINUED)
          39 Japan Real Estate Investment
                Corp.                          $      204,577
          45 Japan Rental Housing Investments,
                Inc.                                   35,566
          79 Japan Retail Fund Investment
                Corp.                                 143,301
          11 Kenedix Office Investment Corp.           70,190
          26 Kenedix Residential Next
                Investment Corp.                       39,794
          15 Kenedix Retail REIT Corp.                 32,120
          46 MCUBS MidCity Investment Corp.            34,980
      35,830 Mitsubishi Estate Co., Ltd.              609,255
      28,681 Mitsui Fudosan Co., Ltd.                 678,782
          47 Mori Hills REIT Investment Corp.          59,732
          30 Mori Trust Sogo REIT, Inc.                42,774
          13 Nippon Accommodations Fund,
                Inc.                                   57,895
          38 Nippon Building Fund, Inc.               219,732
          57 Nippon Prologis REIT, Inc.               112,826
          13 NIPPON REIT Investment Corp.              42,048
       3,500 Nomura Real Estate Holdings, Inc.         70,665
         125 Nomura Real Estate Master Fund,
                Inc.                                  170,745
       3,252 NTT Urban Development Corp.               37,266
          80 Orix JREIT, Inc.                         124,908
          38 Premier Investment Corp.                  39,933
         107 Sekisui House REIT, Inc.                  67,711
      12,744 Sumitomo Realty & Development
                Co., Ltd.                             457,627
       6,187 Tokyo Tatemono Co., Ltd.                  75,473
          27 Tokyu REIT, Inc.                          37,285
          88 United Urban Investment Corp.            138,095
                                               --------------
                                                    4,855,548
                                               --------------
             JERSEY -- 0.1%
       2,600 Phoenix Spree Deutschland Ltd.            12,606
      10,276 Target Healthcare REIT Ltd.               15,336
                                               --------------
                                                       27,942
                                               --------------
             LUXEMBOURG -- 0.7%
         883 ADO Properties S.A. (e)                   52,901
      19,329 Aroundtown S.A.                          171,905
       3,336 Grand City Properties S.A.                86,451
                                               --------------
                                                      311,257
                                               --------------
             MULTI-NATIONAL -- 1.8%
       4,074 Unibail-Rodamco-Westfield                819,350
                                               --------------
             NETHERLANDS -- 0.3%
       1,446 Eurocommercial Properties N.V.            52,952
         529 NSI N.V.                                  21,773
         551 Vastned Retail N.V.                       20,983
       1,221 Wereldhave N.V.                           42,884
                                               --------------
                                                      138,592
                                               --------------
             NEW ZEALAND -- 0.1%
      43,064 Kiwi Property Group Ltd.                  39,677
                                               --------------
             NORWAY -- 0.1%
       3,313 Entra ASA (e)                             47,627
                                               --------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SINGAPORE -- 2.4%
      72,100 Ascendas Real Estate Investment
                Trust                          $      139,237
      71,290 CapitaLand Commercial Trust               92,825
      76,130 CapitaLand Ltd.                          187,673
      69,883 CapitaLand Mall Trust                    113,485
      23,600 CDL Hospitality Trusts                    27,621
      14,200 City Developments Ltd.                    94,629
      40,222 Fortune Real Estate Investment
                Trust                                  47,732
      59,500 Keppel REIT                               51,794
      57,721 Mapletree Commercial Trust                67,979
      39,800 Mapletree Industrial Trust                57,645
      62,053 Mapletree Logistics Trust                 55,832
      59,097 Suntec Real Estate Investment
                Trust                                  83,433
      14,900 UOL Group Ltd.                            75,097
                                               --------------
                                                    1,094,982
                                               --------------
             SPAIN -- 0.6%
       9,183 Inmobiliaria Colonial Socimi S.A.         95,424
       2,035 Lar Espana Real Estate Socimi S.A.        20,721
      10,107 Merlin Properties Socimi S.A.            137,121
                                               --------------
                                                      253,266
                                               --------------
             SWEDEN -- 1.6%
       8,165 Castellum AB                             146,168
         489 Catena AB                                 10,949
       1,084 D Carnegie & Co. AB (c)                   20,759
       2,550 Dios Fastigheter AB                       16,326
       7,992 Fabege AB                                110,734
       2,937 Fastighets AB Balder, Class B (c)         81,493
       4,833 Hemfosa Fastigheter AB                    66,616
       3,316 Hufvudstaden AB, Class A                  50,445
      15,875 Klovern AB, Class B                       20,863
       5,716 Kungsleden AB                             42,062
       2,272 Pandox AB                                 40,698
       1,050 Victoria Park AB, Class B                  4,289
       4,952 Wallenstam AB, Class B                    46,916
       4,018 Wihlborgs Fastigheter AB                  48,339
                                               --------------
                                                      706,657
                                               --------------
             SWITZERLAND -- 0.9%
         426 Allreal Holding AG                        68,367
          76 Hiag Immobilien Holding AG                 9,680
         185 Mobimo Holding AG                         43,733
       1,188 PSP Swiss Property AG                    115,060
       2,275 Swiss Prime Site AG                      193,910
                                               --------------
                                                      430,750
                                               --------------
             UNITED KINGDOM -- 4.3%
      71,026 Assura PLC                                50,083
       4,417 Big Yellow Group PLC                      52,851
      29,717 British Land (The) Co. PLC               238,907
      22,223 Capital & Counties Properties PLC         77,135
      16,458 Capital & Regional PLC                     9,224
      10,612 Civitas Social Housing PLC                15,215
      10,819 Custodian REIT PLC                        17,063


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED KINGDOM (CONTINUED)
         137 Daejan Holdings PLC               $       10,464
       3,036 Derwent London PLC                       113,056
      17,763 Empiric Student Property PLC              22,296
      11,673 GCP Student Living PLC                    22,639
      12,420 Grainger PLC                              48,565
       8,517 Great Portland Estates PLC                74,278
      24,067 Hammerson PLC                            143,263
      12,188 Hansteen Holdings PLC                     15,409
       2,988 Helical PLC                               12,891
      26,847 Intu Properties PLC                       53,924
      21,592 Land Securities Group PLC                248,617
      19,476 LondonMetric Property PLC                 45,135
       5,962 LXI REIT PLC                               9,014
       9,060 NewRiver REIT PLC                         30,467
      21,735 Primary Health Properties PLC             32,239
       6,187 Safestore Holdings PLC                    42,014
      30,543 Segro PLC                                253,908
       6,953 Shaftesbury PLC                           82,062
       6,060 Triple Point Social Housing REIT
                PLC (e)                                 8,451
      44,637 Tritax Big Box REIT PLC                   85,816
       7,871 UNITE Group (The) PLC                     91,614
       4,027 Workspace Group PLC                       51,543
                                               --------------
                                                    1,958,143
                                               --------------
             UNITED STATES -- 52.8%
       2,421 Acadia Realty Trust                       67,861
         907 Agree Realty Corp.                        48,180
          64 Alexander's, Inc.                         21,971
       3,162 Alexandria Real Estate Equities,
                Inc.                                  397,748
       1,157 American Assets Trust, Inc.               43,144
       4,118 American Campus Communities,
                Inc.                                  169,497
       7,817 American Homes 4 Rent, Class A           171,114
       2,594 Americold Realty Trust                    64,902
       4,721 Apartment Investment &
                Management Co., Class A               208,338
       6,549 Apple Hospitality REIT, Inc.             114,542
       2,554 Ashford Hospitality Trust, Inc.           16,320
       4,177 AvalonBay Communities, Inc.              756,663
       4,673 Boston Properties, Inc.                  575,200
       5,309 Brandywine Realty Trust                   83,457
       9,120 Brixmor Property Group, Inc.             159,691
       4,725 Brookfield Property REIT, Inc.,
                Class A                                98,894
       2,685 Camden Property Trust                    251,235
       2,416 CareTrust REIT, Inc.                      42,787
       5,090 CBL & Associates Properties, Inc.         20,309
       1,360 Chatham Lodging Trust                     28,410
       1,783 Chesapeake Lodging Trust                  57,181
      14,723 Colony Capital, Inc.                      89,663
       3,576 Columbia Property Trust, Inc.             84,537
       3,120 Corporate Office Properties Trust         93,070
      12,640 Cousins Properties, Inc.                 112,370
       5,605 CubeSmart                                159,911
       2,963 CyrusOne, Inc.                           187,854


Page 38                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
       6,231 DiamondRock Hospitality Co.       $       72,716
       6,219 Digital Realty Trust, Inc.               699,513
       4,855 Douglas Emmett, Inc.                     183,131
      10,788 Duke Realty Corp.                        306,056
       1,819 Easterly Government Properties,
                Inc.                                   35,234
       1,057 EastGroup Properties, Inc.               101,070
       4,137 Empire State Realty Trust, Inc.,
                Class A                                68,716
       2,229 EPR Properties                           152,486
       3,550 Equity Commonwealth (c)                  113,919
       2,559 Equity LifeStyle Properties, Inc.        246,816
      10,859 Equity Residential                       719,517
       1,989 Essex Property Trust, Inc.               490,706
       3,690 Extra Space Storage, Inc.                319,702
       2,203 Federal Realty Investment Trust          278,613
       3,744 First Industrial Realty Trust,
                Inc.                                  117,562
       6,437 Forest City Realty Trust, Inc.,
                Class A                               161,504
       2,036 Four Corners Property Trust, Inc.         52,305
       3,134 Franklin Street Properties Corp.          25,041
       6,095 Gaming and Leisure Properties,
                Inc.                                  214,849
         984 Getty Realty Corp.                        28,103
       2,158 Global Net Lease, Inc.                    44,994
       2,967 Government Properties Income
                Trust                                  33,497
       4,820 Gramercy Property Trust                  132,261
      14,227 HCP, Inc.                                374,455
       3,727 Healthcare Realty Trust, Inc.            109,052
       6,235 Healthcare Trust of America, Inc.,
                Class A                               166,287
       1,070 Hersha Hospitality Trust                  24,257
       3,073 Highwoods Properties, Inc.               145,230
       4,920 Hospitality Properties Trust             141,893
      22,152 Host Hotels & Resorts, Inc.              467,407
       4,660 Hudson Pacific Properties, Inc.          152,475
       2,622 Independence Realty Trust, Inc.           27,610
       3,604 Investors Real Estate Trust               21,552
       9,032 Invitation Homes, Inc.                   206,923
       3,163 JBG SMITH Properties                     116,493
       3,766 Kennedy-Wilson Holdings, Inc.             80,969
       2,930 Kilroy Realty Corp.                      210,052
      12,294 Kimco Realty Corp.                       205,802
       2,487 Kite Realty Group Trust                   41,409
       3,330 LaSalle Hotel Properties                 115,185
       6,476 Lexington Realty Trust                    53,751
       4,458 Liberty Property Trust                   188,350
       1,385 Life Storage, Inc.                       131,797
       1,182 LTC Properties, Inc.                      52,138
       4,112 Macerich (The) Co.                       227,352
       2,720 Mack-Cali Realty Corp.                    57,827
      10,971 Medical Properties Trust, Inc.           163,578
       3,430 Mid-America Apartment
                Communities, Inc.                     343,617


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED STATES (CONTINUED)
       2,326 Monmouth Real Estate Investment
                Corp.                          $       38,891
       1,229 National Health Investors, Inc.           92,900
       4,724 National Retail Properties, Inc.         211,730
       1,702 National Storage Affiliates Trust         43,299
       2,243 New Senior Investment Group, Inc.         13,234
       5,924 Omega Healthcare Investors, Inc.         194,129
       6,267 Paramount Group, Inc.                     94,569
       6,077 Park Hotels & Resorts, Inc.              199,447
       2,049 Pebblebrook Hotel Trust                   74,522
       2,068 Pennsylvania Real Estate
                Investment Trust                       19,563
       5,491 Physicians Realty Trust                   92,578
       3,852 Piedmont Office Realty Trust,
                Inc., Class A                          72,918
      18,950 Prologis, Inc.                         1,284,620
         598 PS Business Parks, Inc.                   76,000
       4,491 Public Storage                           905,520
       1,531 QTS Realty Trust, Inc., Class A           65,328
       2,384 Ramco-Gershenson Properties
                Trust                                  32,422
       8,775 Realty Income Corp.                      499,210
       4,594 Regency Centers Corp.                    297,094
       3,339 Retail Opportunity Investments
                Corp.                                  62,339
       6,624 Retail Properties of America, Inc.,
                Class A                                80,747
         461 Retail Value, Inc. (c)                    15,070
       2,729 Rexford Industrial Realty, Inc.           87,219
       5,227 RLJ Lodging Trust                        115,151
       1,344 Ryman Hospitality Properties, Inc.       115,812
       5,348 Sabra Health Care REIT, Inc.             123,646
         355 Saul Centers, Inc.                        19,880
       1,902 Select Income REIT                        41,730
       7,110 Senior Housing Properties Trust          124,852
         982 Seritage Growth Properties,
                Class A                                46,635
       9,328 Simon Property Group, Inc.             1,648,724
       4,614 SITE Centers Corp.                        61,781
       2,530 SL Green Realty Corp.                    246,751
       1,294 Spirit MTA REIT                           14,907
      12,935 Spirit Realty Capital, Inc.              104,256
       3,160 STAG Industrial, Inc.                     86,900
       5,595 STORE Capital Corp.                      155,485
       3,108 Summit Hotel Properties, Inc.             42,051
       2,517 Sun Communities, Inc.                    255,576
       6,860 Sunstone Hotel Investors, Inc.           112,230
       2,762 Tanger Factory Outlet Centers, Inc.       63,195
       1,791 Taubman Centers, Inc.                    107,155
       1,724 Terreno Realty Corp.                      64,995
       1,519 Tier REIT, Inc.                           36,608
       8,026 UDR, Inc.                                324,491
         385 Universal Health Realty Income
                Trust                                  28,648
       3,288 Urban Edge Properties                     72,599
         889 Urstadt Biddle Properties, Inc.,
                Class A                                18,927
      10,770 Ventas, Inc.                             585,673


                        See Notes to Financial Statements                Page 39

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
      29,323 VEREIT, Inc.                      $      212,885
      11,214 VICI Properties, Inc.                    242,447
       5,214 Vornado Realty Trust                     380,622
       5,618 Washington Prime Group, Inc.              41,011
       2,369 Washington Real Estate Investment
                Trust                                  72,610
       3,611 Weingarten Realty Investors              107,463
      11,263 Welltower, Inc.                          724,436
       3,200 WP Carey, Inc.                           205,792
       3,387 Xenia Hotels & Resorts, Inc.              80,272
                                               --------------
                                                   23,788,166
                                               --------------
             TOTAL COMMON STOCKS -- 98.9%          44,571,532
             (Cost $40,495,993)                --------------

             INVESTMENT COMPANIES (a) -- 0.2%
             GUERNSEY -- 0.2%
      15,953 F&C Commercial Property Trust
                Ltd.                                   29,027
      13,426 MedicX Fund Ltd.                          14,349
      16,353 Picton Property Income Ltd.               18,757
      19,783 UK Commercial Property REIT
                Ltd.                                   22,536
                                               --------------
             TOTAL INVESTMENT COMPANIES
                -- 0.2%                                84,669
             (Cost $88,829)                    --------------

             RIGHTS (a) -- 0.0%
             UNITED KINGDOM -- 0.0%
       1,346 LXI REIT PLC, expiring
                10/14/18 (b) (c)                           57
       2,048 Triple Point Social Housing REIT
                PLC, expiring 10/20/18 (b) (c)            107
                                               --------------
             TOTAL RIGHTS -- 0.0%                         164
             (Cost $0)                         --------------

             MONEY MARKET FUNDS -- 0.6%
     276,309 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.93% (f)                     276,309
             (Cost $276,309)                   --------------

             TOTAL INVESTMENTS -- 99.7%            44,932,674
             (Cost $40,861,131) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                   141,020
                                               --------------
             NET ASSETS -- 100.0%              $   45,073,694
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2018, securities noted as such are valued at $164 or 0.0% of net assets.

(c)   Non-income producing security.

(d) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on August 6, 2009 at a cost of $0 and has a carrying value per share of $0.

(e) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(f)   Rate shown reflects yield as of September 30, 2018.

(g) Aggregate cost for federal income tax purposes is $42,045,130. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,091,971 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,204,427. The net unrealized appreciation was $2,887,544.


Page 40                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2018

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                   TOTAL
                  VALUE AT
                 9/30/2018       LEVEL 1        LEVEL 2        LEVEL 3
                ---------------------------------------------------------
Common Stocks:
Australia       $  2,096,023   $  2,096,023   $         --** $         --
Other Country
   Categories*    42,475,509     42,475,509             --             --
                ---------------------------------------------------------
Total Common
   Stocks         44,571,532     44,571,532             --**           --
Investment
   Companies*         84,669         84,669             --             --
Rights*                  164             --            164             --
Money Market
   Funds             276,309        276,309             --             --
                ---------------------------------------------------------
Total
   Investments  $ 44,932,674   $ 44,932,510   $        164   $         --
                =========================================================

*  See Portfolio of Investments for country breakout.
** Investment is valued at $0.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                54.1%
Japanese Yen                                        10.8
Euro                                                10.4
Hong Kong Dollar                                     7.2
British Pound Sterling                               4.8
Australian Dollar                                    4.6
Canadian Dollar                                      2.9
Singapore Dollar                                     2.3
Swedish Krona                                        1.6
Swiss Franc                                          1.0
Israeli Shekel                                       0.1
Norwegian Krone                                      0.1
New Zealand Dollar                                   0.1
                                                   ------
    Total                                          100.0%
                                                   ======


                        See Notes to Financial Statements                Page 41

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.3%
             AUSTRALIA -- 14.8%
     226,760 Australia & New Zealand Banking
                Group Ltd.                     $    4,619,091
     666,300 Bendigo and Adelaide Bank Ltd.         5,177,587
      87,038 Commonwealth Bank of Australia         4,492,800
     397,213 Crown Resorts Ltd.                     3,930,755
   1,758,244 Fortescue Metals Group Ltd.            4,982,121
   1,878,775 Harvey Norman Holdings Ltd.            4,780,425
     226,696 JB Hi-Fi Ltd.                          4,127,824
      53,221 Macquarie Group Ltd.                   4,848,870
     256,649 National Australia Bank Ltd.           5,159,287
     449,661 Suncorp Group Ltd.                     4,700,051
     927,212 Sydney Airport                         4,617,930
   1,273,671 Tabcorp Holdings Ltd.                  4,483,687
   2,381,154 Telstra Corp., Ltd.                    5,490,694
     154,102 Wesfarmers Ltd.                        5,552,934
     237,574 Westpac Banking Corp.                  4,796,439
                                               --------------
                                                   71,760,495
                                               --------------
             BERMUDA -- 0.8%
     341,846 VTech Holdings Ltd.                    3,947,560
                                               --------------
             CANADA -- 13.1%
      61,151 Bank of Nova Scotia (The)              3,644,962
     112,141 BCE, Inc.                              4,543,289
      45,685 Canadian Imperial Bank of
                Commerce                            4,280,769
     203,452 CI Financial Corp.                     3,230,597
   1,516,251 Element Fleet Management Corp.         7,806,348
     156,957 Emera, Inc.                            4,880,109
     142,534 Genworth MI Canada, Inc.               4,699,820
     170,018 IGM Financial, Inc.                    4,672,813
      72,276 National Bank of Canada                3,609,743
     152,118 Norbord, Inc.                          5,040,569
     213,599 Russel Metals, Inc.                    4,431,892
     227,052 Shaw Communications, Inc.,
                Class B                             4,424,495
     108,681 TELUS Corp.                            4,005,963
     105,137 TransCanada Corp.                      4,253,830
                                               --------------
                                                   63,525,199
                                               --------------
             CAYMAN ISLANDS -- 1.0%
     567,593 Phoenix Group Holdings                 5,001,080
                                               --------------
             DENMARK -- 0.9%
     164,872 Tryg A/S                               4,104,537
                                               --------------
             FINLAND -- 3.8%
     247,176 Fortum OYJ                             6,195,973
     114,401 Metso OYJ                              4,056,481
      82,233 Nokian Renkaat OYJ                     3,369,367
      90,698 Sampo OYJ, Class A                     4,696,596
                                               --------------
                                                   18,318,417
                                               --------------
             FRANCE -- 8.1%
     159,041 AXA S.A.                               4,274,750
      54,079 BNP Paribas S.A.                       3,309,575
      73,867 Bouygues S.A.                          3,192,965
     115,459 Casino Guichard Perrachon S.A.         4,855,420
     155,715 CNP Assurances                         3,753,258


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FRANCE (CONTINUED)
     381,910 Engie S.A.                        $    5,615,867
     162,577 Lagardere S.C.A.                       5,004,025
     559,434 Natixis S.A.                           3,795,855
      83,761 TOTAL S.A.                             5,430,475
                                               --------------
                                                   39,232,190
                                               --------------
             GERMANY -- 2.5%
     114,956 Aareal Bank AG                         4,807,574
      16,157 Allianz SE                             3,601,741
      55,840 Daimler AG                             3,523,673
                                               --------------
                                                   11,932,988
                                               --------------
             HONG KONG -- 1.9%
   2,400,146 New World Development Co., Ltd.        3,274,452
  10,538,756 PCCW Ltd.                              6,138,807
                                               --------------
                                                    9,413,259
                                               --------------
             IRELAND -- 0.7%
      76,044 Seagate Technology PLC                 3,600,683
                                               --------------
             ITALY -- 2.9%
     244,522 Assicurazioni Generali S.p.A.          4,224,463
     548,447 Banca Mediolanum S.p.A.                3,731,495
     315,755 Eni S.p.A.                             5,969,096
                                               --------------
                                                   13,925,054
                                               --------------
             JAPAN -- 0.7%
      94,078 Aozora Bank Ltd.                       3,361,703
                                               --------------
             LUXEMBOURG -- 1.6%
     357,267 SES S.A.                               7,839,806
                                               --------------
             NETHERLANDS -- 1.3%
     619,045 Aegon N.V.                             4,016,328
     101,949 BE Semiconductor Industries N.V.       2,150,743
                                               --------------
                                                    6,167,071
                                               --------------
             NEW ZEALAND -- 1.5%
   2,739,742 Spark New Zealand Ltd.                 7,354,939
                                               --------------
             NORWAY -- 0.9%
     156,344 Equinor ASA                            4,408,656
                                               --------------
             PORTUGAL -- 1.4%
   1,782,003 EDP-Energias de Portugal S.A.          6,575,260
                                               --------------
             SINGAPORE -- 1.8%
   1,855,040 Singapore Telecommunications
                Ltd.                                4,396,569
   3,155,316 StarHub Ltd.                           4,316,185
                                               --------------
                                                    8,712,754
                                               --------------
             SPAIN -- 4.0%
   1,433,158 Mapfre S.A.                            4,496,038
     209,415 Naturgy Energy Group S.A.              5,716,247
     261,230 Red Electrica Corp., S.A.              5,471,548
     463,256 Telefonica S.A.                        3,667,150
                                               --------------
                                                   19,350,983
                                               --------------
             SWEDEN -- 5.5%
     248,643 JM AB                                  4,881,991
     567,100 Nordea Bank AB                         6,180,582
     451,459 Skandinaviska Enskilda Banken
                AB, Class A                         5,041,158


Page 42                 See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SWEDEN (CONTINUED)
     220,818 Swedbank AB, Class A              $    5,473,615
   1,098,018 Telia Co., AB                          5,043,218
                                               --------------
                                                   26,620,564
                                               --------------
             SWITZERLAND -- 2.6%
      46,282 Swiss Re AG                            4,272,620
       7,282 Swisscom AG                            3,304,873
      16,207 Zurich Insurance Group AG              5,122,694
                                               --------------
                                                   12,700,187
                                               --------------
             UNITED KINGDOM -- 12.1%
      62,994 AstraZeneca PLC                        4,896,030
     252,988 Bovis Homes Group PLC                  3,536,530
   1,759,261 BT Group PLC                           5,166,204
   1,944,476 Dixons Carphone PLC                    4,299,684
     876,799 Galliford Try PLC                     11,553,971
     490,819 HSBC Holdings PLC                      4,284,958
   1,399,403 Legal & General Group PLC              4,782,507
     168,959 Royal Dutch Shell PLC, Class A         5,806,163
   1,026,134 Standard Life Aberdeen PLC             4,091,322
     586,728 Tate & Lyle PLC                        5,221,682
     555,115 United Utilities Group PLC             5,093,727
                                               --------------
                                                   58,732,778
                                               --------------
             UNITED STATES -- 15.4%
     135,424 AT&T, Inc.                             4,547,538
     139,379 CenterPoint Energy, Inc.               3,853,829
     620,250 CenturyLink, Inc.                     13,149,300
      30,761 Chevron Corp.                          3,761,455
     127,916 FirstEnergy Corp.                      4,754,638
     482,636 Ford Motor Co.                         4,464,383
     551,378 GameStop Corp., Class A                8,419,542
     327,074 Guess?, Inc.                           7,391,872
      60,432 Helmerich & Payne, Inc.                4,155,909
      51,387 Kohl's Corp.                           3,830,901
      64,135 PacWest Bancorp                        3,056,033
     111,930 Southern (The) Co.                     4,880,148
     100,719 Tupperware Brands Corp.                3,369,050
     226,242 Waddell & Reed Financial, Inc.,
                Class A                             4,791,806
                                               --------------
                                                   74,426,404
                                               --------------
             TOTAL INVESTMENTS -- 99.3%           481,012,567
             (Cost $477,123,703) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.7%                 3,267,419
                                               --------------
             NET ASSETS -- 100.0%              $  484,279,986
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) Aggregate cost for federal income tax purposes is $481,811,138. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $41,996,639 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $42,795,210. The net unrealized depreciation was $798,571.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   481,012,567  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                25.7%
United States Dollar                                16.2
Australian Dollar                                   14.9
British Pound Sterling                              13.3
Canadian Dollar                                     13.2
Swedish Krona                                        5.5
Hong Kong Dollar                                     2.8
Swiss Franc                                          2.6
Singapore Dollar                                     1.8
New Zealand Dollar                                   1.5
Norwegian Krone                                      0.9
Danish Krone                                         0.9
Japanese Yen                                         0.7
                                                   ------
    Total                                          100.0%
                                                   ======


                        See Notes to Financial Statements                Page 43

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             AUSTRALIA -- 4.5%
     108,164 AGL Energy Ltd.                   $    1,524,637
   4,726,661 Infigen Energy (b) (c)                 2,015,838
                                               --------------
                                                    3,540,475
                                               --------------
             CANADA -- 5.5%
     300,404 Boralex, Inc., Class A                 4,193,306
      19,110 TransAlta Renewables, Inc.               170,143
                                               --------------
                                                    4,363,449
                                               --------------
             CAYMAN ISLANDS -- 3.0%
   2,095,929 China High Speed Transmission
                Equipment Group Co., Ltd. (b)       2,409,622
                                               --------------
             CHINA -- 11.9%
   7,694,711 China Longyuan Power Group
                Corp., Ltd., Class H                6,467,672
     281,701 China Suntien Green Energy Corp.,
                Ltd., Class H                          78,447
   2,718,727 Xinjiang Goldwind Science &
                Technology Co., Ltd., Class H       2,920,729
                                               --------------
                                                    9,466,848
                                               --------------
             DENMARK -- 16.6%
     102,019 Orsted A/S (d)                         6,930,030
      92,553 Vestas Wind Systems A/S                6,259,637
                                               --------------
                                                   13,189,667
                                               --------------
             FRANCE -- 2.0%
     109,930 Engie S.A.                             1,616,486
                                               --------------
             GERMANY -- 11.4%
     151,309 E. ON SE                               1,542,446
     305,454 Nordex SE (c)                          3,286,160
     319,977 PNE AG                                 1,032,795
      63,571 RWE AG                                 1,568,442
      12,432 Siemens AG                             1,592,666
                                               --------------
                                                    9,022,509
                                               --------------
             GREECE -- 2.1%
     224,083 Terna Energy S.A.                      1,657,292
                                               --------------
             ITALY -- 3.6%
     325,801 Enel S.p.A                             1,668,931
      49,954 Prysmian S.p.A.                        1,163,461
                                               --------------
                                                    2,832,392
                                               --------------
             JAPAN -- 4.2%
      96,710 Mitsui & Co., Ltd.                     1,719,790
     214,904 Toray Industries, Inc.                 1,614,334
                                               --------------
                                                    3,334,124
                                               --------------
             NETHERLANDS -- 1.3%
      55,198 SIF Holding N.V.                       1,025,401
                                               --------------
             PORTUGAL -- 1.7%
     374,221 EDP-Energias de Portugal S.A.          1,380,806
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOUTH KOREA -- 0.9%
       5,325 Dongkuk Structures &
                Construction Co., Ltd.         $       19,130
     382,693 Unison Co., Ltd. (c)                     714,153
                                               --------------
                                                      733,283
                                               --------------
             SPAIN -- 11.5%
       4,053 Acciona S.A.                             367,329
     200,003 Audax Renovables S.A. (c)                433,078
      59,175 Endesa S.A.                            1,278,601
     216,909 Iberdrola S.A.                         1,596,175
     432,079 Siemens Gamesa Renewable
                Energy S.A. (c)                     5,468,148
                                               --------------
                                                    9,143,331
                                               --------------
             SWEDEN -- 1.8%
      70,614 SKF AB, Class B                        1,393,227
                                               --------------
             SWITZERLAND -- 2.4%
      68,561 ABB Ltd.                               1,620,063
       3,639 BKW AG                                   230,636
          66 Gurit Holding AG                          55,549
                                               --------------
                                                    1,906,248
                                               --------------
             UNITED KINGDOM -- 1.9%
      99,506 SSE PLC                                1,486,326
                                               --------------
             UNITED STATES -- 13.5%
      37,721 Alliant Energy Corp.                   1,605,783
      93,987 American Superconductor
                Corp. (b) (c)                         653,210
      19,891 Duke Energy Corp.                      1,591,678
     124,882 General Electric Co.                   1,409,918
       9,500 NextEra Energy, Inc.                   1,592,200
      74,488 TPI Composites, Inc. (c)               2,126,632
      25,314 Trinity Industries, Inc.                 927,505
       9,653 Woodward, Inc.                           780,541
                                               --------------
                                                   10,687,467
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          79,188,953
             (Cost $81,152,154)                --------------

             MONEY MARKET FUNDS -- 0.6%
     466,896 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (e) (f)                         466,896
             (Cost $466,896)                   --------------


Page 44                 See Notes to Financial Statements

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

SEPTEMBER 30, 2018

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.7%
$    512,818 BNP Paribas S.A., 2.24% (e),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $512,914. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.625%  to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $523,253. (f)                  $      512,818
   2,396,169 JPMorgan Chase & Co.,
                2.15% (e), dated 09/28/18, due
                10/01/18, with a maturity value
                of $2,396,598. Collateralized
                by U.S. Treasury Note, interest
                rate of 1.375%, due 08/31/23.
                The value of the collateral
                including accrued interest is
                $2,447,054. (f)                     2,396,169
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 3.7%                             2,908,987
             (Cost $2,908,987)                 --------------

             TOTAL INVESTMENTS -- 104.1%           82,564,836
             (Cost $84,528,037) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (4.1)%              (3,202,475)
                                               --------------
             NET ASSETS -- 100.0%              $   79,362,361
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,012,125 and the total value of the collateral held by the Fund is $3,375,883.

(c)   Non-income producing security.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)   Rate shown reflects yield as of September 30, 2018.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $87,269,126. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,120,061 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,824,351. The net unrealized depreciation was $4,704,290.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    79,188,953  $          --  $           --
Money Market Funds            466,896             --              --
Repurchase Agreements              --      2,908,987              --
                      ----------------------------------------------
Total Investments     $    79,655,849  $   2,908,987  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                        See Notes to Financial Statements                Page 45

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

SEPTEMBER 30, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    3,012,125
Non-cash Collateral(2)                             (3,012,125)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    2,908,987
Non-cash Collateral(4)                             (2,908,987)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                32.3%
United States Dollar                                17.0
Danish Krone                                        16.0
Hong Kong Dollar                                    14.4
Canadian Dollar                                      5.3
Australian Dollar                                    4.3
Japanese Yen                                         4.0
Swiss Franc                                          2.3
British Pound Sterling                               1.8
Swedish Krona                                        1.7
South Korean Won                                     0.9
                                                   ------
    Total                                          100.0%
                                                   ======


Page 46                 See Notes to Financial Statements

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             AUSTRALIA -- 4.2%
       7,376 CIMIC Group Ltd.                  $      273,839
      44,687 Downer EDI Ltd.                          254,863
       5,993 Monadelphous Group Ltd.                   69,659
                                               --------------
                                                      598,361
                                               --------------
             CANADA -- 3.5%
       7,538 SNC-Lavalin Group, Inc.                  307,379
       7,386 Stantec, Inc.                            183,728
                                               --------------
                                                      491,107
                                               --------------
             CAYMAN ISLANDS -- 1.0%
     139,574 China State Construction
                International Holdings Ltd.           147,448
                                               --------------
             CHINA -- 4.5%
     299,697 China Communications
                Construction Co., Ltd., Class H       306,268
     329,877 China Railway Group Ltd.,
                Class H                               326,997
                                               --------------
                                                      633,265
                                               --------------
             FINLAND -- 0.7%
      13,958 YIT OYJ                                   97,722
                                               --------------
             FRANCE -- 8.5%
       8,862 Bouygues S.A.                            383,068
       3,473 Eiffage S.A.                             387,748
       4,633 Vinci S.A.                               441,197
                                               --------------
                                                    1,212,013
                                               --------------
             GERMANY -- 1.8%
       1,573 HOCHTIEF AG                              260,800
                                               --------------
             IRELAND -- 2.2%
       6,557 Kingspan Group PLC                       305,738
                                               --------------
             JAPAN -- 29.0%
      25,200 Chiyoda Corp.                            205,158
      11,700 COMSYS Holdings Corp.                    346,510
      17,400 JGC Corp.                                399,088
      24,000 Kajima Corp.                             348,741
       9,000 Kandenko Co., Ltd.                        92,915
      10,600 Kinden Corp.                             169,701
       3,470 Kumagai Gumi Co., Ltd.                    96,050
      10,000 Kyowa Exeo Corp.                         292,642
      19,200 Maeda Corp.                              253,477
       4,400 Maeda Road Construction Co., Ltd.         89,495
       2,100 Nippo Corp.                               38,536
       6,220 Nishimatsu Construction Co., Ltd.        157,443
      35,800 Obayashi Corp.                           339,032
       3,900 Okumura Corp.                            122,368
      27,400 Penta-Ocean Construction Co., Ltd.       182,554
       1,800 Raito Kogyo Co., Ltd.                     25,744
      36,200 Shimizu Corp.                            330,394
       1,100 SHO-BOND Holdings Co., Ltd.               88,778
       7,600 Taisei Corp.                             346,488
      19,100 Toda Corp.                               137,846
       2,400 Toshiba Plant Systems & Services
                Corp.                                  51,287
                                               --------------
                                                    4,114,247
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             NETHERLANDS -- 3.2%
       3,978 Arcadis N.V.                      $       66,555
      10,058 Boskalis Westminster (b)                 316,586
      18,790 Koninklijke BAM Groep N.V.                72,168
                                               --------------
                                                      455,309
                                               --------------
             NORWAY -- 0.3%
       3,778 Veidekke ASA                              41,267
                                               --------------
             PANAMA -- 1.8%
      13,780 McDermott International, Inc. (c)        253,965
                                               --------------
             PHILIPPINES -- 0.6%
      13,680 Manila Electric Co.                       86,086
                                               --------------
             SOUTH KOREA -- 3.5%
      40,280 Daewoo Engineering &
                Construction Co., Ltd. (c)            214,972
       5,858 GS Engineering & Construction
                Corp.                                 276,199
                                               --------------
                                                      491,171
                                               --------------
             SPAIN -- 4.7%
      10,307 ACS Actividades de Construccion
                y Servicios S.A.                      438,947
      28,239 Obrascon Huarte Lain S.A.                 56,295
      22,146 Sacyr S.A.                                64,924
       3,624 Tecnicas Reunidas S.A.                   111,545
                                               --------------
                                                      671,711
                                               --------------
             SWEDEN -- 4.6%
       7,173 NCC AB, Class B                          127,118
      15,012 Peab AB                                  137,411
      19,667 Skanska AB, Class B                      386,263
                                               --------------
                                                      650,792
                                               --------------
             UNITED KINGDOM -- 2.8%
      57,474 Balfour Beatty PLC                       205,334
      14,827 Galliford Try PLC                        195,382
                                               --------------
                                                      400,716
                                               --------------
             UNITED STATES -- 22.9%
       9,959 AECOM (c)                                325,261
       3,371 Dycom Industries, Inc. (c)               285,187
       4,377 EMCOR Group, Inc.                        328,756
       8,167 Fluor Corp.                              474,503
       4,239 Granite Construction, Inc.               193,722
       6,537 Jacobs Engineering Group, Inc.           500,080
      16,058 KBR, Inc.                                339,306
       7,281 MasTec, Inc. (c)                         325,097
      10,750 Quanta Services, Inc. (c)                358,835
       6,640 Tutor Perini Corp. (c)                   124,832
                                               --------------
                                                    3,255,579
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          14,167,297
             (Cost $12,658,956)                --------------

             MONEY MARKET FUNDS -- 0.2%
      35,426 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (d) (e)                          35,426
             (Cost $35,426)                    --------------


                        See Notes to Financial Statements                Page 47

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

SEPTEMBER 30, 2018

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.6%
$     38,910 BNP Paribas S.A., 2.24% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $38,917. Collateralized by U.S.
                Treasury Notes, interest rates
                of 2.625% to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $39,702. (e)                   $       38,910
     181,809 JPMorgan Chase & Co., 2.15% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $181,842. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.375%, due 08/31/23.
                The value of the collateral
                including accrued interest is
                $185,670. (e)                         181,809
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.6%                               220,719
             (Cost $220,719)                   --------------

             TOTAL INVESTMENTS -- 101.6%           14,423,442
             (Cost $12,915,101) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.6)%                (229,125)
                                               --------------
             NET ASSETS -- 100.0%              $   14,194,317
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $235,881 and the total value of the collateral held by the Fund is $256,145.

(c)   Non-income producing security.

(d)   Rate shown reflects yield as of September 30, 2018.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $13,024,932. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,135,247 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $736,737. The net unrealized appreciation was $1,398,510.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    14,167,297  $          --  $           --
Money Market Funds             35,426             --              --
Repurchase Agreements              --        220,719              --
                      ----------------------------------------------
Total Investments     $    14,202,723  $     220,719  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


Page 48                 See Notes to Financial Statements

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

SEPTEMBER 30, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      235,881
Non-cash Collateral(2)                               (235,881)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      220,719
Non-cash Collateral(4)                               (220,719)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Japanese Yen                                        28.5%
United States Dollar                                26.1
Euro                                                20.8
Hong Kong Dollar                                     5.4
Swedish Krona                                        4.5
Australian Dollar                                    4.2
South Korean Won                                     3.4
Canadian Dollar                                      3.4
British Pound Sterling                               2.8
Philippine Peso                                      0.6
Norwegian Krone                                      0.3
                                                   ------
    Total                                          100.0%
                                                   ======


                        See Notes to Financial Statements                Page 49

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.1%
             CANADA -- 0.3%
       2,966 Fortis, Inc.                      $       96,169
                                               --------------
             CHINA -- 0.1%
       4,808 BYD Co., Ltd., Class H (b)                34,517
                                               --------------
             FRANCE -- 8.2%
      34,130 Schneider Electric SE                  2,746,124
                                               --------------
             GERMANY -- 4.1%
       5,223 Siemens AG                               669,120
      30,384 SMA Solar Technology AG                  711,896
                                               --------------
                                                    1,381,016
                                               --------------
             IRELAND -- 5.4%
       2,814 Eaton Corp. PLC                          244,058
       6,006 Johnson Controls International
                PLC                                   210,210
      49,531 nVent Electric PLC                     1,345,262
                                               --------------
                                                    1,799,530
                                               --------------
             ITALY -- 8.3%
      50,403 Enel S.p.A.                              258,192
     107,634 Prysmian S.p.A.                        2,506,865
                                               --------------
                                                    2,765,057
                                               --------------
             JAPAN -- 3.3%
       1,700 NEC Corp.                                 46,981
       2,000 NGK Insulators Ltd.                       32,987
      46,300 Nissin Electric Co., Ltd.                421,353
      36,700 Osaki Electric Co., Ltd.                 282,954
      17,100 Panasonic Corp.                          199,189
       3,600 Toshiba Corp. (c)                        104,084
                                               --------------
                                                    1,087,548
                                               --------------
             JERSEY ISLAND -- 8.0%
      31,618 Aptiv PLC                              2,652,750
                                               --------------
             NETHERLANDS -- 0.0%
         725 STMicroelectronics N.V.                   13,296
                                               --------------
             SPAIN -- 8.3%
     132,134 Red Electrica Corp., S.A.              2,767,590
                                               --------------
             SWITZERLAND -- 12.1%
     118,035 ABB Ltd.                               2,789,109
      18,863 Landis+Gyr Group AG                    1,259,904
                                               --------------
                                                    4,049,013
                                               --------------
             TAIWAN -- 0.1%
       3,020 Advantech Co., Ltd.                       22,502
                                               --------------
             UNITED KINGDOM -- 0.7%
      22,069 National Grid PLC                        227,645
                                               --------------
             UNITED STATES -- 41.2%
      23,352 Advanced Energy Industries,
                Inc. (c)                            1,206,131
      16,729 American Superconductor
                Corp. (b) (c)                         116,267
       2,465 Analog Devices, Inc.                     227,914
         125 AZZ, Inc.                                  6,312
      17,845 Badger Meter, Inc.                       944,893
         241 Belden, Inc.                              17,210


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED STATES (CONTINUED)
      14,563 Cisco Systems, Inc.               $      708,490
      20,337 Control4 Corp. (c)                       698,169
         154 Digi International, Inc. (c)               2,071
         265 EnerSys                                   23,089
      61,126 Enphase Energy, Inc. (c)                 296,461
         134 ESCO Technologies, Inc.                    9,119
      53,761 General Electric Co.                     606,962
       4,374 Honeywell International, Inc.            727,834
         329 Hubbell, Inc.                             43,944
       4,749 International Business Machines
                Corp.                                 718,096
      20,954 Itron, Inc. (c)                        1,345,247
         415 MasTec, Inc. (c)                          18,530
      11,604 MYR Group, Inc. (c)                      378,755
       2,479 NVIDIA Corp.                             696,649
      14,320 Oracle Corp.                             738,339
      40,224 Quanta Services, Inc. (c)              1,342,677
      29,016 SolarEdge Technologies, Inc. (c)       1,092,452
         703 Tesla, Inc. (b) (c)                      186,133
         122 Valmont Industries, Inc.                  16,897
      27,860 Veoneer, Inc. (c)                      1,534,250
         299 WESCO International, Inc. (c)             18,374
                                               --------------
                                                   13,721,265
                                               --------------
             TOTAL COMMON STOCKS -- 100.1%         33,364,022
             (Cost $32,608,534)                --------------

             MONEY MARKET FUNDS -- 0.1%
      37,303 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (d) (e)                          37,303
             (Cost $37,303)                    --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.7%
$     40,971 BNP Paribas S.A., 2.24% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $40,979. Collateralized by U.S.
                Treasury Notes, interest rates
                of 2.625% to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $41,805. (e)                           40,971
     191,442 JPMorgan Chase & Co.,
                2.15% (d), dated 09/28/18, due
                10/01/18, with a maturity value
                of $191,476. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.375%, due 08/31/23.
                The value of the collateral
                including accrued interest is
                $195,507. (e)                         191,442
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.7%                               232,413
             (Cost $232,413)                   --------------


Page 50                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

SEPTEMBER 30, 2018

             DESCRIPTION                               VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.9%       $   33,633,738
             (Cost $32,878,250) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.9)%                (300,664)
                                               --------------
             NET ASSETS -- 100.0%              $   33,333,074
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $241,453 and the total value of the collateral held by the Fund is $269,716.

(c)   Non-income producing security.

(d)   Rate shown reflects yield as of September 30, 2018.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $33,016,585. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,421,743 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,804,590. The net unrealized appreciation was $617,153.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    33,364,022  $          --  $           --
Money Market Funds             37,303             --              --
Repurchase Agreements              --        232,413              --
                      ----------------------------------------------
Total Investments     $    33,401,325  $     232,413  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      241,453
Non-cash Collateral(2)                               (241,453)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      232,413
Non-cash Collateral(4)                               (232,413)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                54.9%
Euro                                                28.7
Swiss Franc                                         12.0
Japanese Yen                                         3.2
British Pound Sterling                               0.7
Canadian Dollar                                      0.3
Hong Kong Dollar                                     0.1
New Taiwan Dollar                                    0.1
                                                   ------
    Total                                          100.0%
                                                   ======


                        See Notes to Financial Statements                Page 51

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             AUSTRALIA -- 7.9%
      72,225 Alumina Ltd.                      $      144,616
      44,482 Fortescue Metals Group Ltd.              126,043
       7,615 Inghams Group Ltd.                        21,357
      14,684 Woodside Petroleum Ltd.                  409,502
                                               --------------
                                                      701,518
                                               --------------
             BRAZIL -- 0.4%
       1,906 Cia de Saneamento de Minas
                Gerais-COPASA                          18,401
       1,350 SLC Agricola S.A.                         20,311
                                               --------------
                                                       38,712
                                               --------------
             CANADA -- 3.5%
      10,892 ARC Resources Ltd.                       121,430
       1,901 Russel Metals, Inc.                       39,443
       4,457 Vermilion Energy, Inc.                   146,814
                                               --------------
                                                      307,687
                                               --------------
             CAYMAN ISLANDS -- 0.2%
      43,805 China Zhongwang Holdings Ltd.             21,432
                                               --------------
             CHILE -- 0.5%
      80,996 Aguas Andinas S.A., Class A               44,826
                                               --------------
             CHINA -- 1.4%
      52,000 Yanzhou Coal Mining Co., Ltd.,
                Class H                                60,248
     178,000 Zijin Mining Group Co., Ltd.,
                Class H                                68,441
                                               --------------
                                                      128,689
                                               --------------
             FINLAND -- 4.5%
      10,155 UPM-Kymmene OYJ                          398,517
                                               --------------
             FRANCE -- 15.3%
      10,433 Suez                                     148,266
      13,574 TOTAL S.A., ADR                          874,030
      17,058 Veolia Environnement S.A.                340,451
                                               --------------
                                                    1,362,747
                                               --------------
             HONG KONG -- 1.7%
      87,546 Guangdong Investment Ltd.                155,446
                                               --------------
             INDIA -- 2.0%
      26,280 National Aluminium Co., Ltd.              21,969
       8,578 Oil India Ltd.                            25,980
      10,006 Vedanta Ltd., ADR                        128,077
                                               --------------
                                                      176,026
                                               --------------
             INDONESIA -- 1.1%
     420,810 Adaro Energy Tbk PT                       51,819
      78,787 Bukit Asam Tbk PT                         22,841
      11,166 Indo Tambangraya Megah Tbk PT             19,370
                                               --------------
                                                       94,030
                                               --------------
             JAPAN -- 0.6%
       2,800 Nippon Paper Industries Co., Ltd.         51,530
                                               --------------
             MALAYSIA -- 0.2%
      56,400 FGV Holdings Bhd                          21,124
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             NORWAY -- 4.2%
      12,579 Marine Harvest ASA                $      291,417
       1,591 Salmar ASA                                79,406
                                               --------------
                                                      370,823
                                               --------------
             PORTUGAL -- 0.2%
       1,845 Altri S.G.P.S. S.A.                       17,694
                                               --------------
             RUSSIA -- 7.1%
      54,481 Magnitogorsk Iron & Steel Works
                PJSC                                   43,398
       2,967 Novolipetsk Steel PJSC, GDR               79,961
       5,447 Severstal PJSC, GDR                       90,693
      33,151 Tatneft PJSC                             422,742
                                               --------------
                                                      636,794
                                               --------------
             SINGAPORE -- 1.5%
      56,000 Wilmar International Ltd.                131,904
                                               --------------
             SOUTH AFRICA -- 1.4%
       2,998 African Rainbow Minerals Ltd.             27,261
         967 Assore Ltd.                               23,579
       7,482 Exxaro Resources Ltd.                     76,909
                                               --------------
                                                      127,749
                                               --------------
             SOUTH KOREA -- 3.8%
       1,725 SK Innovation Co., Ltd.                  334,348
                                               --------------
             TAIWAN -- 0.4%
      21,574 Taiwan Fertilizer Co., Ltd.               32,856
                                               --------------
             THAILAND -- 0.6%
     103,100 Thai Union Group PCL                      57,065
                                               --------------
             TURKEY -- 0.8%
      38,545 Eregli Demir ve Celik Fabrikalari
                TAS                                    70,446
                                               --------------
             UNITED KINGDOM -- 26.0%
      12,946 Pennon Group PLC                         120,345
      18,383 Rio Tinto PLC                            929,669
      13,146 Royal Dutch Shell PLC, Class A,
                ADR                                   895,768
       7,302 Severn Trent PLC                         175,978
      20,874 United Utilities Group PLC               191,540
                                               --------------
                                                    2,313,300
                                               --------------
             UNITED STATES -- 14.5%
       3,210 Alliance Resource Partners, L.P. (b)      65,484
      10,179 Exxon Mobil Corp.                        865,418
       7,344 International Paper Co.                  360,958
                                               --------------
                                                    1,291,860
                                               --------------

             TOTAL INVESTMENTS -- 99.8%             8,887,123
             (Cost $7,979,662) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                    20,663
                                               --------------
             NET ASSETS -- 100.0%              $    8,907,786
                                               ==============


Page 52                 See Notes to Financial Statements

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

SEPTEMBER 30, 2018

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Security is a Master Limited Partnership ("MLP").

(c) Aggregate cost for federal income tax purposes is $7,985,899. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,317,783 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $416,559. The net unrealized appreciation was $901,224.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $     8,887,123  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                39.5%
British Pound Sterling                              16.0
Euro                                                10.2
Australian Dollar                                    7.9
Russian Ruble                                        5.2
Norwegian Krone                                      4.2
South Korean Won                                     3.8
Hong Kong Dollar                                     3.4
Canadian Dollar                                      1.8
Singapore Dollar                                     1.5
South African Rand                                   1.4
Indonesian Rupiah                                    1.1
Turkish Lira                                         0.8
Thai Baht                                            0.6
Japanese Yen                                         0.6
Indian Rupee                                         0.5
Chilean Peso                                         0.5
Brazilian Real                                       0.4
New Taiwan Dollar                                    0.4
Malaysian Ringgit                                    0.2
                                                   ------
    Total                                          100.0%
                                                   ======


                        See Notes to Financial Statements                Page 53

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             AUSTRALIA -- 1.7%
       2,490 GrainCorp Ltd., Class A           $       14,219
      17,792 Incitec Pivot Ltd.                        51,187
       3,566 Nufarm Ltd. (b)                           17,271
                                               --------------
                                                       82,677
                                               --------------
             BELGIUM -- 0.4%
         469 Tessenderlo Group S.A. (c)                17,425
                                               --------------
             BERMUDA -- 2.1%
       1,524 Bunge Ltd.                               104,714
                                               --------------
             CANADA -- 4.5%
       3,912 Nutrien Ltd.                             225,879
                                               --------------
             CHILE -- 1.2%
       1,310 Sociedad Quimica y Minera de
                Chile S.A., ADR                        59,893
                                               --------------
             CHINA -- 0.2%
      18,310 China BlueChemical Ltd., Class H           7,415
                                               --------------
             GERMANY -- 24.7%
       5,394 BASF SE                                  479,410
       5,921 Bayer AG                                 525,973
       5,071 Evonik Industries AG                     181,635
       2,083 K+S AG                                    43,726
                                               --------------
                                                    1,230,744
                                               --------------
             INDIA -- 5.8%
       4,523 Chambal Fertilizers and Chemicals
                Ltd.                                    9,456
       3,172 Coromandel International Ltd.             17,676
       1,333 Escorts Ltd.                              11,250
      13,513 Mahindra & Mahindra Ltd.                 160,491
       1,493 PI Industries Ltd.                        14,662
       2,771 Tata Chemicals Ltd.                       26,468
       5,542 UPL Ltd.                                  50,787
                                               --------------
                                                      290,790
                                               --------------
             JAPAN -- 9.9%
      13,400 Kubota Corp.                             227,736
       2,200 Mitsui Chemicals, Inc.                    55,010
       1,600 Nissan Chemical Corp.                     84,492
         500 Sakata Seed Corp.                         17,999
      18,000 Sumitomo Chemical Co., Ltd.              105,351
                                               --------------
                                                      490,588
                                               --------------
             LUXEMBOURG -- 0.2%
       1,270 Adecoagro S.A. (c)                         9,335
                                               --------------
             MALAYSIA -- 4.0%
      87,101 Petronas Chemicals Group Bhd             196,995
                                               --------------
             NETHERLANDS -- 5.0%
      14,751 CNH Industrial N.V.                      177,159
       2,293 OCI N.V. (c)                              73,293
                                               --------------
                                                      250,452
                                               --------------
             NORWAY -- 2.9%
       2,973 Yara International ASA                   146,006
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RUSSIA -- 1.9%
       1,409 PhosAgro PJSC                     $       54,135
      31,950 Uralkali PJSC (c)                         40,479
                                               --------------
                                                       94,614
                                               --------------
             SINGAPORE -- 3.3%
      69,700 Wilmar International Ltd.                164,174
                                               --------------
             SWITZERLAND -- 0.7%
         112 Bucher Industries AG                      35,972
                                               --------------
             TAIWAN -- 0.3%
      10,664 Taiwan Fertilizer Co., Ltd.               16,241
                                               --------------
             TURKEY -- 0.1%
         581 Turk Traktor ve Ziraat
                Makineleri AS                           4,621
                                               --------------
             UNITED STATES -- 30.7%
         861 AGCO Corp.                                52,340
       2,541 CF Industries Holdings, Inc.             138,332
       3,274 Deere & Co.                              492,180
       6,988 DowDuPont, Inc.                          449,398
       1,465 FMC Corp.                                127,719
       4,195 Mosaic (The) Co.                         136,254
         391 Raven Industries, Inc.                    17,888
         603 Scotts Miracle-Gro (The) Co.              47,474
       1,145 Toro (The) Co.                            68,666
                                               --------------
                                                    1,530,251
                                               --------------

             TOTAL INVESTMENTS -- 99.6%             4,958,786
             (Cost $4,860,083) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                    20,077
                                               --------------
             NET ASSETS -- 100.0%              $    4,978,863
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2018, securities noted as such are valued at $17,271 or 0.3% of net assets.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $4,874,499. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $401,807 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $317,520. The net unrealized appreciation was $84,287.

ADR   - American Depositary Receipt


Page 54                 See Notes to Financial Statements

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

SEPTEMBER 30, 2018

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                   TOTAL
                  VALUE AT
                 9/30/2018       LEVEL 1        LEVEL 2        LEVEL 3
                ---------------------------------------------------------
Common Stocks:
Australia       $     82,677   $     65,406   $     17,271   $         --
Other Country
   Categories*     4,876,109      4,876,109             --             --
                ---------------------------------------------------------
Total
   Investments  $  4,958,786   $  4,941,515   $     17,271   $         --
                =========================================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                37.9%
Euro                                                26.6
Japanese Yen                                         9.9
Indian Rupee                                         5.9
Canadian Dollar                                      4.6
Malaysian Ringgit                                    4.0
Singapore Dollar                                     3.3
Norwegian Krone                                      2.9
Russian Ruble                                        1.9
Australian Dollar                                    1.7
Swiss Franc                                          0.7
Taiwan Dollar                                        0.3
Hong Kong Dollar                                     0.2
Turkish Lira                                         0.1
                                                   ------
    Total                                          100.0%
                                                   ======


                        See Notes to Financial Statements                Page 55

FIRST TRUST BICK INDEX FUND (BICK)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             BRAZIL -- 24.9%
     412,503 Ambev S.A., ADR                   $    1,885,139
     363,186 B3 S.A. - Brasil Bolsa Balcao          2,104,357
     276,389 Banco Bradesco S.A., ADR               1,956,834
     262,556 Banco do Brasil S.A.                   1,910,716
     322,832 BB Seguridade Participacoes S.A.       1,921,700
     392,595 BRF S.A. (b)                           2,129,912
     523,373 Cielo S.A.                             1,581,050
      99,955 Embraer S.A., ADR                      1,958,118
      98,924 Fibria Celulose S.A., ADR              1,833,062
     492,701 Gerdau S.A. (Preference Shares)        2,083,751
     184,083 Itau Unibanco Holding S.A., ADR        2,021,231
     824,080 Itausa-Investimentos Itau S.A.
                (Preference Shares)                 2,052,778
     773,281 Kroton Educacional S.A.                2,167,496
     367,066 Localiza Rent A Car S.A.               2,077,758
     279,453 Lojas Renner S.A.                      2,142,320
      60,675 Magazine Luiza S.A.                    1,847,947
     396,972 Petrobras Distribuidora S.A.           1,913,817
     176,462 Petroleo Brasileiro S.A., ADR          2,129,896
     102,635 Raia Drogasil S.A.                     1,841,232
     555,371 Rumo S.A. (b)                          2,053,135
     167,046 Suzano Papel e Celulose S.A.           1,985,004
     193,947 Telefonica Brasil S.A., ADR            1,887,104
     191,958 Ultrapar Participacoes S.A.            1,772,446
     145,314 Vale S.A., ADR                         2,156,460
                                               --------------
                                                   47,413,263
                                               --------------
             CAYMAN ISLANDS -- 17.1%
     172,877 AAC Technologies Holdings, Inc.        1,795,385
      10,960 Alibaba Group Holding Ltd.,
                ADR (b)                             1,805,770
       8,469 Baidu, Inc., ADR (b)                   1,936,691
   1,289,120 Country Garden Holdings Co., Ltd.      1,625,325
      48,995 Ctrip.com International Ltd.,
                ADR (b)                             1,821,144
     903,092 Geely Automobile Holdings Ltd.         1,799,643
      66,372 iQIYI, Inc., ADR (b)                   1,796,690
      61,282 JD.com, Inc., ADR (b)                  1,598,847
      41,437 Momo, Inc., ADR (b)                    1,814,941
       9,702 NetEase, Inc., ADR                     2,214,481
      24,404 New Oriental Education &
                Technology Group, Inc., ADR (b)     1,806,140
      66,395 Pagseguro Digital Ltd., Class A (b)    1,837,150
     150,918 Sunny Optical Technology Group
                Co., Ltd.                           1,740,839
      64,802 TAL Education Group, ADR (b)           1,666,059
      44,328 Tencent Holdings Ltd.                  1,830,119
      24,995 Weibo Corp., ADR (b)                   1,827,884
     659,971 Yatra Online, Inc. (b)                 3,682,638
                                               --------------
                                                   32,599,746
                                               --------------
             CHINA -- 7.1%
   4,265,112 Bank of China Ltd., Class H            1,896,005
   2,166,424 China Construction Bank Corp.,
                Class H                             1,892,907
     848,354 China Life Insurance Co., Ltd.,
                Class H                             1,926,809


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CHINA (CONTINUED)
   1,907,754 China Petroleum & Chemical
                Corp., Class H                 $    1,910,593
   2,604,393 Industrial and Commercial Bank
                of China Ltd., Class H              1,902,971
   2,578,137 PetroChina Co., Ltd., Class H          2,087,974
     198,915 Ping An Insurance (Group) Co. of
                China Ltd., Class H                 2,020,061
                                               --------------
                                                   13,637,320
                                               --------------
             HONG KONG -- 2.0%
   1,084,441 CNOOC Ltd.                             2,147,175
     760,000 CSPC Pharmaceutical Group Ltd.         1,613,520
                                               --------------
                                                    3,760,695
                                               --------------
             INDIA -- 16.8%
      97,474 Dr. Reddy's Laboratories Ltd.,
                ADR                                 3,372,600
      33,823 HDFC Bank Ltd., ADR                    3,182,744
     355,685 ICICI Bank Ltd., ADR                   3,019,766
     329,827 Infosys Ltd., ADR                      3,354,341
     180,276 Larsen & Toubro Ltd., GDR              3,125,986
      98,996 Reliance Industries Ltd., GDR (c)      3,400,513
      78,832 State Bank of India, GDR (b)           2,912,842
     184,650 Tata Motors Ltd., ADR (b)              2,836,224
     268,016 Vedanta Ltd., ADR                      3,430,605
     665,097 Wipro Ltd., ADR                        3,465,155
                                               --------------
                                                   32,100,776
                                               --------------
             ISLE OF MAN -- 1.9%
     303,120 Eros International PLC (b)             3,652,596
                                               --------------
             JERSEY ISLAND -- 1.8%
      66,086 WNS (Holdings) Ltd., ADR (b)           3,353,865
                                               --------------
             MAURITIUS -- 1.6%
     108,223 MakeMyTrip Ltd. (b)                    2,970,721
                                               --------------
             SOUTH KOREA -- 25.7%
       8,119 Amorepacific Corp.                     1,910,353
      23,619 Celltrion Healthcare Co., Ltd. (d)     1,963,193
       7,908 Celltrion, Inc. (d)                    2,117,355
      35,586 Hyundai Engineering &
                Construction Co., Ltd.              2,165,477
       9,532 Hyundai Mobis Co., Ltd.                1,959,248
      17,081 Hyundai Motor Co.                      1,994,131
      40,060 Hyundai Steel Co.                      2,040,469
      41,299 KB Financial Group, Inc.               2,017,945
      70,006 Korea Electric Power Corp.             1,852,311
       5,834 LG Chem Ltd.                           1,922,314
     100,479 LG Display Co., Ltd.                   1,730,132
      27,802 LG Electronics, Inc.                   1,779,529
       6,757 Lotte Chemical Corp.                   1,693,438
       2,839 NAVER Corp.                            1,832,521
       6,540 POSCO                                  1,736,335
       4,612 Samsung Biologics Co.,
                Ltd. (b) (c)                        2,220,246
      17,359 Samsung C&T Corp.                      2,026,586
      13,262 Samsung Electro-Mechanics Co.,
                Ltd.                                1,661,860
      44,070 Samsung Electronics Co., Ltd.          1,845,437


Page 56                 See Notes to Financial Statements

FIRST TRUST BICK INDEX FUND (BICK)

SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SOUTH KOREA (CONTINUED)
       9,047 Samsung SDI Co., Ltd.             $    2,108,316
      48,972 Shinhan Financial Group Co., Ltd.      1,986,694
      27,947 SillaJen, Inc. (b)                     2,579,917
      25,725 SK Hynix, Inc.                         1,695,287
      11,063 SK Innovation Co., Ltd.                2,144,282
       8,134 SK Telecom Co., Ltd.                   2,067,873
                                               --------------
                                                   49,051,249
                                               --------------
             UNITED STATES -- 0.9%
      49,590 Yum China Holdings, Inc.               1,741,105
                                               --------------
             TOTAL INVESTMENTS -- 99.8%           190,281,336
             (Cost $195,706,803) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                   367,120
                                               --------------
             NET ASSETS -- 100.0%              $  190,648,456
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Non-income producing security which makes payment- in-kind ("PIK") distributions. For the fiscal year ended September 30, 2018, the Fund received 0 and 239 shares of Celltrion Healthcare Co., Ltd. and Celltrion, Inc., respectively.

(e) Aggregate cost for federal income tax purposes is $198,559,132. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $16,221,227 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $24,499,023. The net unrealized depreciation was $8,277,796.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   190,281,336  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                43.8%
South Korean Won                                    25.8
Brazilian Real                                      16.6
Hong Kong Dollar                                    13.8
                                                   ------
    Total                                          100.0%
                                                   ======


                        See Notes to Financial Statements                Page 57

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 98.4%
             CANADA -- 3.5%
      53,179 BlackBerry Ltd. (b)               $      605,177
                                               --------------
             CAYMAN ISLANDS -- 2.9%
   4,366,252 FIH Mobile Ltd. (b)                      501,974
                                               --------------
             CHINA -- 2.9%
      51,568 BYD Co., Ltd., Class H (c)               370,208
       2,671 China Telecom Corp., Ltd.,
                ADR                                   132,001
                                               --------------
                                                      502,209
                                               --------------
             FINLAND -- 3.3%
     102,237 Nokia OYJ, ADR                           570,483
                                               --------------
             FRANCE -- 0.7%
       7,769 Orange S.A.                              123,892
                                               --------------
             GERMANY -- 0.7%
       7,791 Deutsche Telekom AG                      125,600
                                               --------------
             GUERNSEY -- 1.8%
       4,680 Amdocs Ltd.                              308,786
                                               --------------
             HONG KONG -- 4.4%
      13,618 China Mobile Ltd.                        134,208
     869,427 Lenovo Group Ltd.                        635,271
                                               --------------
                                                      769,479
                                               --------------
             ITALY -- 0.7%
     197,402 Telecom Italia S.p.A. (b)                119,868
                                               --------------
             JAPAN -- 11.9%
     201,700 Japan Display, Inc. (b)                  221,902
       4,750 KDDI Corp.                               131,229
       9,000 Kyocera Corp.                            540,222
       4,870 NTT DOCOMO, Inc.                         130,944
       1,400 SoftBank Group Corp.                     141,331
       9,900 Sony Corp.                               606,965
      10,200 Toshiba Corp. (b)                        294,904
                                               --------------
                                                    2,067,497
                                               --------------
             NETHERLANDS -- 1.6%
      14,832 STMicroelectronics N.V.                  269,848
                                               --------------
             RUSSIA -- 0.8%
      16,270 Mobile TeleSystems PJSC,
                ADR                                   138,783
                                               --------------
             SINGAPORE -- 3.1%
      41,147 Flex Ltd. (b)                            539,849
                                               --------------
             SOUTH KOREA -- 7.0%
       9,131 KT Corp., ADR                            135,596
       8,224 LG Electronics, Inc.                     526,395
      13,037 Samsung Electronics Co., Ltd.            545,926
                                               --------------
                                                    1,207,917
                                               --------------
             SPAIN -- 0.7%
      15,511 Telefonica S.A.                          122,786
                                               --------------
             SWEDEN -- 1.8%
      36,187 Telefonaktiebolaget LM Ericsson,
                Class B                               321,177
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TAIWAN -- 15.8%
     390,767 HTC Corp. (b)                     $      519,606
     632,603 Inventec Corp.                           567,692
      37,314 MediaTek, Inc.                           301,245
     263,266 Pegatron Corp.                           526,825
       7,008 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR          309,473
     801,297 Wistron Corp.                            522,248
                                               --------------
                                                    2,747,089
                                               --------------
             UNITED KINGDOM -- 0.7%
      58,974 Vodafone Group PLC                       126,447
                                               --------------
             UNITED STATES -- 34.1%
         251 Alphabet, Inc., Class C (b)              299,561
       2,049 American Tower Corp.                     297,720
       3,091 Analog Devices, Inc.                     285,794
       2,493 Apple, Inc.                              562,770
       3,948 AT&T, Inc.                               132,574
       1,395 Broadcom, Inc.                           344,188
       9,985 CEVA, Inc. (b)                           287,069
       9,675 Ciena Corp. (b)                          302,247
       2,679 Crown Castle International Corp.         298,253
         701 Equinix, Inc.                            303,456
       6,309 Intel Corp.                              298,352
       5,053 Maxim Integrated Products, Inc.          284,939
       5,817 Micron Technology, Inc. (b)              263,103
       2,380 Motorola Solutions, Inc.                 309,733
       4,447 QUALCOMM, Inc.                           320,317
       1,968 SBA Communications Corp. (b)             316,120
       3,346 Skyworks Solutions, Inc.                 303,516
       6,331 Synaptics, Inc. (b)                      288,820
       2,718 Texas Instruments, Inc.                  291,614
       2,319 Verizon Communications, Inc.             123,811
                                               --------------
                                                    5,913,957
                                               --------------
             TOTAL COMMON STOCKS -- 98.4%          17,082,818
             (Cost $16,118,436)                --------------

             MONEY MARKET FUNDS -- 0.0%
       3,783 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (d) (e)                           3,783
             (Cost $3,783)                     --------------


Page 58                 See Notes to Financial Statements

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

SEPTEMBER 30, 2018

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$      4,155 BNP Paribas S.A., 2.24% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $4,156. Collateralized by U.S.
                Treasury Notes, interest rates
                of 2.625% to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $4,240. (e)                    $        4,155
      19,414 JPMorgan Chase & Co., 2.15% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $19,418. Collateralized by U.S.
                Treasury Note, interest rate of
                1.375%, due 08/31/23. The value
                of the collateral including
                accrued interest is
                $19,827. (e)                           19,414
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.1%                                23,569
             (Cost $23,569)                    --------------

             TOTAL INVESTMENTS -- 98.5%            17,110,170
             (Cost $16,145,788) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- 1.5%                   259,473
                                               --------------
             NET ASSETS -- 100.0%              $   17,369,643
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $25,837 and the total value of the collateral held by the Fund is $27,352.

(d)   Rate shown reflects yield as of September 30, 2018.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $16,535,846. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,785,570 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,211,246. The net unrealized appreciation was $574,324.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    17,082,818  $          --  $           --
Money Market Funds              3,783             --              --
Repurchase Agreements              --         23,569              --
                      ----------------------------------------------
Total Investments     $    17,086,601  $      23,569  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                        See Notes to Financial Statements                Page 59

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

SEPTEMBER 30, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       25,837
Non-cash Collateral(2)                                (25,837)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       23,569
Non-cash Collateral(4)                                (23,569)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                50.7%
New Taiwan Dollar                                   14.2
Japanese Yen                                        12.1
Hong Kong Dollar                                     9.6
South Korean Won                                     6.3
Euro                                                 4.5
Swedish Krona                                        1.9
British Pound Sterling                               0.7
                                                   ------
    Total                                          100.0%
                                                   ======


Page 60                 See Notes to Financial Statements

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             BERMUDA -- 1.4%
     153,592 Brilliance China Automotive
                Holdings Ltd.                  $      248,389
                                               --------------
             CAYMAN ISLANDS -- 3.7%
      42,869 China Harmony New Energy Auto
                Holding Ltd.                           17,852
     331,153 Geely Automobile Holdings Ltd.           659,908
                                               --------------
                                                      677,760
                                               --------------
             CHINA -- 5.2%
     145,916 AviChina Industry & Technology
                Co., Ltd., Class H                     96,179
      96,056 BAIC Motor Corp., Ltd.,
                Class H (b)                            76,935
      41,083 BYD Co., Ltd., Class H (c)               294,936
      42,345 Chongqing Changan Automobile
                Co., Ltd., Class B                     34,186
     124,666 Dongfeng Motor Group Co., Ltd.,
                Class H                               128,355
     184,785 Great Wall Motor Co., Ltd.,
                Class H                               117,787
     167,496 Guangzhou Automobile Group
                Co., Ltd., Class H                    185,504
                                               --------------
                                                      933,882
                                               --------------
             FRANCE -- 7.9%
      26,400 Peugeot S.A.                             712,039
       8,432 Renault S.A.                             729,352
                                               --------------
                                                    1,441,391
                                               --------------
             GERMANY -- 19.2%
       7,501 Bayerische Motoren Werke AG              676,779
      22,466 Daimler AG                             1,417,672
       9,120 Porsche Automobil Holding SE
                (Preference Shares)                   614,149
       4,442 Volkswagen AG (Preference
                Shares)                               781,859
                                               --------------
                                                    3,490,459
                                               --------------
             ITALY -- 0.1%
       9,386 Piaggio & C. S.p.A.                       21,479
                                               --------------
             JAPAN -- 34.7%
      49,035 Honda Motor Co., Ltd.                  1,484,170
      35,759 Mazda Motor Corp.                        429,284
      40,800 Mitsubishi Motors Corp.                  287,992
      77,576 Nissan Motor Co., Ltd.                   726,123
       3,500 Nissan Shatai Co., Ltd.                   31,575
      24,465 Subaru Corp.                             749,324
      11,159 Suzuki Motor Corp.                       639,172
      23,276 Toyota Motor Corp.                     1,453,470
      17,712 Yamaha Motor Co., Ltd.                   496,503
                                               --------------
                                                    6,297,613
                                               --------------
             MALAYSIA -- 0.1%
      18,093 UMW Holdings Bhd                          21,947
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOUTH KOREA -- 6.7%
       6,483 Hyundai Motor Co.                 $      756,861
      14,244 Kia Motors Corp.                         450,723
                                               --------------
                                                    1,207,584
                                               --------------
             TAIWAN -- 0.2%
      51,524 Yulon Motor Co., Ltd.                     36,618
                                               --------------
             UNITED STATES -- 20.4%
     139,625 Ford Motor Co.                         1,291,531
      40,387 General Motors Co.                     1,359,831
       9,324 Harley-Davidson, Inc.                    422,377
       2,413 Tesla, Inc. (c) (d)                      638,890
                                               --------------
                                                    3,712,629
                                               --------------
             TOTAL COMMON STOCKS -- 99.6%          18,089,751
             (Cost $20,158,419)                --------------

             MONEY MARKET FUNDS -- 0.6%
     116,915 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (e) (f)                         116,915
             (Cost $116,915)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 4.0%
$    128,415 BNP Paribas S.A., 2.24% (e),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $128,439. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.625% to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $131,028. (f)                         128,415
     600,025 JPMorgan Chase & Co.,
                2.15% (e), dated 09/28/18, due
                10/01/18, with a maturity value
                of $600,133. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.375%, due 08/31/23.
                The value of the collateral
                including accrued interest is
                $612,767. (f)                         600,025
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 4.0%                               728,440
             (Cost $728,440)                   --------------

             TOTAL INVESTMENTS -- 104.2%           18,935,106
             (Cost $21,003,774) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (4.2)%                (767,669)
                                               --------------
             NET ASSETS -- 100.0%              $   18,167,437
                                               ==============


                        See Notes to Financial Statements                Page 61

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

SEPTEMBER 30, 2018

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $737,010 and the total value of the collateral held by the Fund is $845,355.

(d)   Non-income producing security.

(e)   Rate shown reflects yield as of September 30, 2018.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $21,415,094. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $878,201 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,358,189. The net unrealized depreciation was $2,479,988.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    18,089,751  $          --  $           --
Money Market Funds            116,915             --              --
Repurchase Agreements              --        728,440              --
                      ----------------------------------------------
Total Investments     $    18,206,666  $     728,440  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      737,010
Non-cash Collateral(2)                               (737,010)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      728,440
Non-cash Collateral(4)                               (728,440)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Japanese Yen                                        33.2%
Euro                                                26.2
United States Dollar                                24.1
Hong Kong Dollar                                     9.8
South Korean Won                                     6.4
New Taiwan Dollar                                    0.2
Malaysian Ringgit                                    0.1
                                                   ------
    Total                                          100.0%
                                                   ======


Page 62                 See Notes to Financial Statements

FIRST TRUST CLOUD COMPUTING ETF (SKYY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             CANADA -- 4.6%
   2,472,270 Open Text Corp.                   $   94,045,151
                                               --------------
             GERMANY -- 4.5%
     764,317 SAP SE, ADR                           94,010,991
                                               --------------
             INDIA -- 1.3%
   5,187,699 Wipro Ltd., ADR                       27,027,912
                                               --------------
             ISRAEL -- 1.4%
     245,101 Check Point Software
                Technologies Ltd. (b)              28,841,034
                                               --------------
             UNITED STATES -- 88.2%
     336,538 Activision Blizzard, Inc.             27,996,596
      95,723 Adobe Systems, Inc. (b)               25,840,424
   1,143,653 Akamai Technologies, Inc. (b)         83,658,217
      78,381 Alphabet, Inc., Class A (b)           94,612,138
      52,909 Amazon.com, Inc. (b)                 105,976,727
     259,035 Apple, Inc.                           58,474,561
   2,018,460 Cisco Systems, Inc.                   98,198,079
     217,232 Equinix, Inc.                         94,037,560
     497,995 F5 Networks, Inc. (b)                 99,310,163
     449,524 Facebook, Inc., Class A (b)           73,928,717
   3,176,319 Hewlett Packard Enterprise Co.        51,805,763
     342,562 International Business Machines
                Corp.                              51,798,800
     118,363 Intuit, Inc.                          26,915,746
     282,615 j2 Global, Inc.                       23,414,653
   3,236,046 Juniper Networks, Inc.                96,984,299
     489,756 Microsoft Corp.                       56,013,394
   1,261,832 NetApp, Inc.                         108,378,750
     245,182 Netflix, Inc. (b)                     91,729,942
     883,823 NetScout Systems, Inc. (b)            22,316,531
   1,845,208 Oracle Corp.                          95,138,924
     530,772 Red Hat, Inc. (b)                     72,333,608
     666,569 salesforce.com, Inc. (b)             106,004,468
   2,162,234 Teradata Corp. (b)                    81,537,844
     627,057 VMware, Inc., Class A (b)             97,858,515
  19,592,785 Zynga, Inc., Class A (b)              78,567,068
                                               --------------
                                                1,822,831,487
                                               --------------
             TOTAL INVESTMENTS -- 100.0%        2,066,756,575
             (Cost $1,646,823,947) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                   382,933
                                               --------------
             NET ASSETS -- 100.0%              $2,067,139,508
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $1,655,386,892. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $418,048,084 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,678,401. The net unrealized appreciation was $411,369,683.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $ 2,066,756,575  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                        See Notes to Financial Statements                Page 63

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             AUSTRALIA -- 2.8%
     194,722 South32 Ltd.                      $      551,760
      11,461 WiseTech Global Ltd.                     183,007
                                               --------------
                                                      734,767
                                               --------------
             BRAZIL -- 2.6%
      25,616 Hapvida Participacoes e
                Investimentos S.A. (b) (c)            152,229
      11,894 IRB Brasil Resseguros S.A.               194,819
      18,614 Notre Dame Intermedica
                Participacoes S.A. (c)                121,173
      44,313 Petrobras Distribuidora S.A.             213,635
                                               --------------
                                                      681,856
                                               --------------
             CANADA -- 3.6%
       4,150 Canada Goose Holdings, Inc. (c)          267,841
       4,049 Shopify, Inc., Class A (c)               665,899
                                               --------------
                                                      933,740
                                               --------------
             CAYMAN ISLANDS -- 16.6%
     140,394 CK Asset Holdings Ltd.                 1,053,625
      95,000 Country Garden Services Holdings
                Co., Ltd. (c)                         161,401
       4,799 GDS Holdings Ltd., ADR (c)               168,589
      11,987 Pagseguro Digital Ltd., Class A (c)      331,680
      22,411 Pinduoduo, Inc., ADR (c)                 589,185
       6,941 Sea Ltd., ADR (c)                         95,994
      44,214 Wuxi Biologics Cayman,
                Inc. (b) (c)                          447,034
     604,200 Xiaomi Corp., Class B (b) (c)          1,196,306
      19,855 ZTO Express Cayman, Inc., ADR            328,997
                                               --------------
                                                    4,372,811
                                               --------------
             CHINA -- 9.9%
   1,774,000 China Tower Corp. Ltd.,
                Class H (b) (c)                       258,338
     419,908 China Vanke Co., Ltd., Class H         1,389,260
   1,541,000 Postal Savings Bank of China Co.,
                Ltd., Class H (b)                     970,464
                                               --------------
                                                    2,618,062
                                               --------------
             DENMARK -- 5.2%
      19,988 Orsted A/S (b)                         1,357,761
                                               --------------
             FINLAND -- 0.4%
       5,044 DNA OYJ                                  112,793
                                               --------------
             GERMANY -- 10.0%
       7,072 Delivery Hero SE (b) (c)                 340,097
       4,093 Scout24 AG (b)                           190,847
      38,037 Siemens Healthineers AG (b) (c)        1,672,667
      13,920 Uniper SE                                428,450
                                               --------------
                                                    2,632,061
                                               --------------
             HONG KONG -- 1.7%
     275,038 China Resources Pharmaceutical
                Group Ltd. (b)                        436,359
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IRELAND -- 0.7%
       6,810 nVent Electric PLC                $      184,960
                                               --------------
             ITALY -- 3.1%
       9,731 Moncler S.p.A.                           419,162
      49,681 Poste Italiane S.p.A. (b)                396,968
                                               --------------
                                                      816,130
                                               --------------
             JAPAN -- 18.7%
     171,200 Japan Post Holdings Co., Ltd.          2,037,162
       1,400 KH Neochem Co., Ltd.                      54,524
       6,100 Kyushu Railway Co.                       185,760
      64,500 Recruit Holdings Co., Ltd.             2,152,649
       1,900 SanBio Co., Ltd. (c)                      65,970
      12,200 SG Holdings Co., Ltd.                    319,657
       7,500 Skylark Holdings Co., Ltd.               110,962
                                               --------------
                                                    4,926,684
                                               --------------
             MEXICO -- 0.4%
      45,362 Banco del Bajio S.A. (b)                 111,987
                                               --------------
             MULTI-NATIONAL -- 1.5%
     386,448 HK Electric Investments & HK
                Electric Investments Ltd.             389,985
                                               --------------
             NETHERLANDS -- 11.6%
       1,120 Adyen N.V. (b) (c)                       914,163
       5,591 ASR Nederland N.V.                       266,538
       9,324 Ferrari N.V.                           1,283,919
      12,973 NN Group N.V.                            578,844
                                               --------------
                                                    3,043,464
                                               --------------
             SINGAPORE -- 0.8%
      26,400 BOC Aviation Ltd. (b)                    204,702
                                               --------------
             SPAIN -- 3.1%
       4,755 Aena SME S.A. (b)                        825,358
                                               --------------
             SWITZERLAND -- 0.7%
       2,143 Sunrise Communications Group
                AG (b)                                194,014
                                               --------------
             UNITED STATES -- 0.7%
       3,314 Veoneer, Inc. (c)                        182,502
                                               --------------
             UNITED KINGDOM -- 4.2%
       8,982 Atlassian Corp. PLC, Class A (c)         863,529
       5,230 Fevertree Drinks PLC                     245,951
                                               --------------
                                                    1,109,480
                                               --------------
             VIRGIN ISLANDS -- 1.5%
       5,680 Michael Kors Holdings Ltd. (c)           389,421
                                               --------------
             TOTAL INVESTMENTS -- 99.8%            26,258,897
             (Cost $23,756,069) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                    62,803
                                               --------------
             NET ASSETS -- 100.0%              $   26,321,700
                                               ==============


Page 64                 See Notes to Financial Statements

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

SEPTEMBER 30, 2018

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $23,793,958. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,366,835 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $901,896. The net unrealized appreciation was $2,464,939.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    26,258,897  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                28.3%
Hong Kong Dollar                                    24.8
Japanese Yen                                        18.8
United States Dollar                                15.5
Danish Krone                                         5.2
Australian Dollar                                    2.8
Brazilian Real                                       2.6
British Pound Sterling                               0.9
Swiss Franc                                          0.7
Mexican Peso                                         0.4
                                                   ------
    Total                                          100.0%
                                                   ======


                        See Notes to Financial Statements                Page 65

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.3%
             FRANCE -- 3.0%
     178,531 Thales S.A.                       $   25,361,107
                                               --------------
             ISRAEL -- 7.0%
     216,952 Check Point Software
                Technologies Ltd. (b)              25,528,742
     334,226 CyberArk Software Ltd. (b)            26,684,604
     264,856 Radware Ltd. (b)                       7,010,738
                                               --------------
                                                   59,224,084
                                               --------------
             JAPAN -- 3.0%
     399,636 Trend Micro, Inc.                     25,711,487
                                               --------------
             JERSEY -- 1.6%
     311,454 Mimecast Ltd. (b)                     13,043,694
                                               --------------
             SOUTH KOREA -- 1.0%
     175,720 Ahnlab, Inc.                           8,411,748
                                               --------------
             UNITED KINGDOM -- 5.8%
     894,721 Avast PLC (b) (c)                      3,306,137
   3,200,296 BAE Systems PLC                       26,270,775
   2,010,746 Sophos Group PLC (c)                  12,789,605
     343,470 Ultra Electronics Holdings PLC         7,109,178
                                               --------------
                                                   49,475,695
                                               --------------
             UNITED STATES -- 78.9%
     335,470 Akamai Technologies, Inc. (b)         24,539,630
     125,579 CACI International, Inc.,
                Class A (b)                        23,125,373
   1,055,354 Cisco Systems, Inc.                   51,342,972
     133,286 F5 Networks, Inc. (b)                 26,579,894
   1,518,495 FireEye, Inc. (b)                     25,814,415
     620,070 ForeScout Technologies, Inc. (b)      23,413,843
     300,947 Fortinet, Inc. (b)                    27,768,380
     337,815 Imperva, Inc. (b)                     15,691,507
     253,220 Itron, Inc. (b)                       16,256,724
     886,633 Juniper Networks, Inc.                26,572,391
     525,041 KeyW Holding (The) Corp. (b)           4,546,855
     136,022 ManTech International Corp.,
                Class A                             8,610,193
     234,008 OneSpan, Inc. (b)                      4,457,852
     218,107 Palo Alto Networks, Inc. (b)          49,130,783
     212,448 Proofpoint, Inc. (b)                  22,589,596
     276,845 Qualys, Inc. (b)                      24,666,889
     252,780 Raytheon Co.                          52,239,515
     277,906 Ribbon Communications, Inc. (b)        1,898,098
     762,125 SailPoint Technologies Holding,
                Inc. (b)                           25,927,493
     217,747 Science Applications International
                Corp.                              17,550,408
     393,397 Splunk, Inc. (b)                      47,565,631
   2,500,701 Symantec Corp.                        53,214,917
     713,666 Tenable Holdings, Inc. (b)            27,747,334
     341,093 Varonis Systems, Inc. (b)             24,985,062
     323,970 Verint Systems, Inc. (b)              16,230,897
     158,923 VeriSign, Inc. (b)                    25,446,751
     191,854 Zix Corp. (b)                          1,064,790
                                               --------------
                                                  668,978,193
                                               --------------


             DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.3%       $  850,206,008
             (Cost $732,734,877) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.3)%              (2,532,522)
                                               --------------
             NET ASSETS -- 100.0%              $  847,673,486
                                               ==============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Aggregate cost for federal income tax purposes is $745,654,871. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $117,221,320 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $12,670,183. The net unrealized appreciation was $104,551,137.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   850,206,008  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.


Page 66                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018

                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                       (FFR)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................     $    452,175,110            $     44,932,674
Cash ..................................................................                   --                          --
Foreign currency, at value ............................................                   --                      14,896
Due from authorized participant .......................................                   --                          --
Receivables:
   Capital shares sold ................................................                   --                          --
   Investment securities sold .........................................              111,522                          --
   Reclaims ...........................................................            2,719,238                      35,694
   Dividends ..........................................................              489,723                     165,873
   Securities lending income ..........................................                   --                          --
   From investment advisor ............................................                   --                          --
Prepaid expenses ......................................................                2,029                       1,273
                                                                            ----------------            ----------------
   TOTAL ASSETS .......................................................          455,497,622                  45,150,410
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian ......................................................                   --                          --
Due to custodian foreign currency .....................................              111,495                          --
Payables:
   Investment securities purchased ....................................                   --                          --
   Investment advisory fees ...........................................              151,913                       8,827
   Licensing fees .....................................................              250,664                      13,820
   Shareholder reporting fees .........................................               31,661                       6,108
   Audit and tax fees .................................................               23,675                      27,250
   Trustees' fees .....................................................                   73                           4
   Collateral for securities on loan ..................................                   --                          --
   Foreign capital gains tax ..........................................                   --                          --
Other liabilities .....................................................              104,187                      20,707
                                                                            ----------------            ----------------
   TOTAL LIABILITIES ..................................................              673,668                      76,716
                                                                            ----------------            ----------------

NET ASSETS ............................................................     $    454,823,954            $     45,073,694
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital .......................................................     $    465,798,266            $     42,231,984
Par value .............................................................              346,533                      10,000
Accumulated distributable earnings (loss) .............................          (11,320,845)                  2,831,710
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $    454,823,954            $     45,073,694
                                                                            ================            ================

NET ASSET VALUE, per share ............................................     $          13.12            $          45.07
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) .............................           34,653,334                   1,000,002
                                                                            ================            ================
Investments, at cost ..................................................     $    446,680,594            $     40,861,131
                                                                            ================            ================
Foreign currency, at cost (proceeds) ..................................     $       (111,495)           $         14,947
                                                                            ================            ================
Securities on loan, at value ..........................................     $             --            $             --
                                                                            ================            ================


Page 68                 See Notes to Financial Statements

                                                          FIRST TRUST              FIRST TRUST
        FIRST TRUST              FIRST TRUST                GLOBAL               NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL              GLOBAL                 ENGINEERING          EDGE(R) SMART GRID          INDXX GLOBAL
      SELECT DIVIDEND            WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE          NATURAL RESOURCES
        INDEX FUND                   ETF                      ETF                  INDEX FUND               INCOME ETF
           (FGD)                    (FAN)                    (FLM)                   (GRID)                   (FTRI)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $   481,012,567          $    82,564,836          $    14,423,442          $    33,633,738          $     8,887,123
                   --                       --                       --                1,543,267                       --
              350,234                       --                   13,458                1,269,937                        2
                   --                       --                       --                       --                       --

                   --                       --                       --                       --                       --
              174,608                   71,923                       --                       --                       --
            1,364,123                  222,833                   12,073                   37,694                   14,389
            2,059,584                   54,895                   39,152                   18,419                   21,374
                   --                    4,064                      434                      930                       --
                   --                       --                    2,276                       --                       --
                1,379                    1,284                    1,264                       10                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
          484,962,495               82,919,835               14,492,099               36,503,995                8,922,888
      ---------------          ---------------          ---------------          ---------------          ---------------

              161,214                        4                    2,299                       --                    9,910
                   --                   70,909                       --                       --                       --

                   --                       --                       --                2,840,339                       --
              158,883                   27,426                       --                   10,133                    5,021
              193,118                   20,976                    4,418                    7,836                       --
               31,463                   11,385                    4,323                    5,604                       --
               27,250                   26,491                   26,491                   26,491                       --
                   52                       10                        3                        4                       --
                   --                3,375,883                  256,145                  269,716                       --
                   --                       --                       --                       --                       --
              110,529                   24,390                    4,103                   10,798                      171
      ---------------          ---------------          ---------------          ---------------          ---------------
              682,509                3,557,474                  297,782                3,170,921                   15,102
      ---------------          ---------------          ---------------          ---------------          ---------------

      $   484,279,986          $    79,362,361          $    14,194,317          $    33,333,074          $     8,907,786
      ===============          ===============          ===============          ===============          ===============

      $   539,539,637          $   142,004,410          $    20,007,729          $    34,092,909          $    69,261,809
              192,500                   63,500                    2,500                    7,000                    7,000
          (55,452,151)             (62,705,549)              (5,815,912)                (766,835)             (60,361,023)
      ---------------          ---------------          ---------------          ---------------          ---------------
      $   484,279,986          $    79,362,361          $    14,194,317          $    33,333,074          $     8,907,786
      ===============          ===============          ===============          ===============          ===============

      $         25.16          $         12.50          $         56.78          $         47.62          $         12.73
      ===============          ===============          ===============          ===============          ===============

           19,250,002                6,350,002                  250,002                  700,002                  700,002
      ===============          ===============          ===============          ===============          ===============
      $   477,123,703          $    84,528,037          $    12,915,101          $    32,878,250          $     7,979,662
      ===============          ===============          ===============          ===============          ===============
      $       349,953          $       (71,862)         $        13,431          $     1,291,586          $             2
      ===============          ===============          ===============          ===============          ===============
      $            --          $     3,012,125          $       235,881          $       241,453          $            --
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND II

SEPTEMBER 30, 2018

                                                                              FIRST TRUST                 FIRST TRUST
                                                                              INDXX GLOBAL                    BICK
                                                                            AGRICULTURE ETF                INDEX FUND
                                                                                 (FTAG)                      (BICK)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................     $      4,958,786            $    190,281,336
Cash ..................................................................                7,975                          --
Foreign currency, at value ............................................                   50                       7,262
Due from authorized participant .......................................                   --                          --
Receivables:
   Capital shares sold ................................................                   --                          --
   Investment securities sold .........................................                   --                          --
   Reclaims ...........................................................               19,545                      29,763
   Dividends ..........................................................                7,665                     431,510
   Securities lending income ..........................................                   --                          --
   From investment advisor ............................................                   --                          --
Prepaid expenses ......................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL ASSETS .......................................................            4,994,021                 190,749,871
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian ......................................................                   --                         447
Due to custodian foreign currency .....................................                   --                          --
Payables:
   Investment securities purchased ....................................                   --                          --
   Investment advisory fees ...........................................                2,875                     100,968
   Licensing fees .....................................................                   --                          --
   Shareholder reporting fees .........................................                   --                          --
   Audit and tax fees .................................................                   --                          --
   Trustees' fees .....................................................                   --                          --
   Collateral for securities on loan ..................................                   --                          --
   Foreign capital gains tax ..........................................               12,283                          --
Other liabilities .....................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL LIABILITIES ..................................................               15,158                     101,415
                                                                            ----------------            ----------------

NET ASSETS ............................................................     $      4,978,863            $    190,648,456
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital .......................................................     $     23,895,612            $    209,492,634
Par value .............................................................                1,899                      72,000
Accumulated distributable earnings (loss) .............................          (18,918,648)                (18,916,178)
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $      4,978,863            $    190,648,456
                                                                            ================            ================

NET ASSET VALUE, per share ............................................     $          26.21            $          26.48
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) .............................              189,928                   7,200,002
                                                                            ================            ================
Investments, at cost ..................................................     $      4,860,083            $    195,706,803
                                                                            ================            ================
Foreign currency, at cost (proceeds) ..................................     $             50            $          7,260
                                                                            ================            ================
Securities on loan, at value ..........................................     $             --            $             --
                                                                            ================            ================


Page 70                 See Notes to Financial Statements

        FIRST TRUST              FIRST TRUST              FIRST TRUST                                       FIRST TRUST
          NASDAQ                NASDAQ GLOBAL                CLOUD                 FIRST TRUST                NASDAQ
        SMARTPHONE                  AUTO                   COMPUTING              INTERNATIONAL            CYBERSECURITY
        INDEX FUND               INDEX FUND                   ETF                    IPO ETF                    ETF
          (FONE)                   (CARZ)                   (SKYY)                   (FPXI)                   (CIBR)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    17,110,170          $    18,935,106          $ 2,066,756,575          $    26,258,897          $   850,206,008
              273,471                       --                  901,384                       --                       --
                3,151                    1,477                       --                    5,715                       --
                   --                       --                       --                       --                   45,337

                   --                       --                       --                       --                4,274,003
                   --                       --                       --                   10,805                1,050,832
                1,384                   27,199                  132,205                   13,883                    7,130
               17,773                   72,920                  342,599                   61,043                   84,843
                  997                    1,459                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
           17,406,946               19,038,161            2,068,132,763               26,350,343              855,668,153
      ---------------          ---------------          ---------------          ---------------          ---------------

                   --                   13,970                       --                   13,670                2,300,256
                   --                       --                       --                       --                    1,069

                   --                      980                       --                       --                5,283,641
                9,951                   10,419                  993,255                   14,973                  409,701
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
               27,352                  845,355                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
               37,303                  870,724                  993,255                   28,643                7,994,667
      ---------------          ---------------          ---------------          ---------------          ---------------

      $    17,369,643          $    18,167,437          $ 2,067,139,508          $    26,321,700          $   847,673,486
      ===============          ===============          ===============          ===============          ===============

      $    17,530,619          $    23,141,456          $ 1,661,107,577          $    25,559,441          $   752,631,697
                3,500                    5,000                  364,500                    7,500                  297,500
             (164,476)              (4,979,019)             405,667,431                  754,759               94,744,289
      ---------------          ---------------          ---------------          ---------------          ---------------
      $    17,369,643          $    18,167,437          $ 2,067,139,508          $    26,321,700          $   847,673,486
      ===============          ===============          ===============          ===============          ===============

      $         49.63          $         36.33          $         56.71          $         35.10          $         28.49
      ===============          ===============          ===============          ===============          ===============

              350,002                  500,002               36,450,002                  750,002               29,750,002
      ===============          ===============          ===============          ===============          ===============
      $    16,145,788          $    21,003,774          $ 1,646,823,947          $    23,756,069          $   732,734,877
      ===============          ===============          ===============          ===============          ===============
      $         3,150          $         1,477          $            --          $         5,715          $        (1,069)
      ===============          ===============          ===============          ===============          ===============
      $        25,837          $       737,010          $            --          $            --          $            --
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 71

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2018

                                                                                                         FIRST TRUST
                                                                             FIRST TRUST               FTSE EPRA/NAREIT
                                                                          STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                           SELECT DIVIDEND               REAL ESTATE
                                                                              INDEX FUND                  INDEX FUND
                                                                                (FDD)                       (FFR)
                                                                        ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................    $     28,612,398            $      2,010,933
Securities lending income (net of fees) ...............................                  --                          --
Foreign withholding tax ...............................................          (2,711,261)                    (83,252)
                                                                           ----------------            ----------------
   Total investment income ............................................          25,901,137                   1,927,681
                                                                           ----------------            ----------------

EXPENSES:
Investment advisory fees ..............................................           2,147,598                     188,905
Licensing fees ........................................................             313,570                      56,618
Accounting and administration fees ....................................             270,503                      29,470
Custodian fees ........................................................             123,081                      49,282
Shareholder reporting fees ............................................              72,113                       9,292
Audit and tax fees ....................................................              70,714                      46,289
Transfer agent fees ...................................................              26,840                       2,359
Legal fees ............................................................              21,377                       1,798
Listing fees ..........................................................               8,865                       7,001
Trustees' fees and expenses ...........................................               7,705                       7,053
Registration and filing fees ..........................................              (1,668)                         --
Other expenses ........................................................              10,287                       2,837
                                                                           ----------------            ----------------
   Total expenses .....................................................           3,070,985                     400,904
   Less fees waived and expenses reimbursed by
      the investment advisor ..........................................                  --                    (117,546)
                                                                           ----------------            ----------------
   Net expenses .......................................................           3,070,985                     283,358
                                                                           ----------------            ----------------
NET INVESTMENT INCOME (LOSS) ..........................................          22,830,152                   1,644,323
                                                                           ----------------            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................           4,177,532                     130,745
   In-kind redemptions ................................................           8,452,310                   1,139,313
   Foreign currency transactions ......................................            (147,461)                    (53,084)
   Foreign capital gains tax ..........................................                  --                          --
                                                                           ----------------            ----------------
Net realized gain (loss) ..............................................          12,482,381                   1,216,974
                                                                           ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................         (31,493,374)                 (1,124,589)
   Foreign currency translation                                                     (68,185)                     (1,089)
Deferred foreign capital gains tax ....................................                  --                          --
                                                                           ----------------            ----------------
Net change in unrealized appreciation (depreciation) ..................         (31,561,559)                 (1,125,678)
                                                                           ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................         (19,079,178)                     91,296
                                                                           ----------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................    $      3,750,974            $      1,735,619
                                                                           ================            ================

(a) Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).


Page 72                 See Notes to Financial Statements

                                                          FIRST TRUST              FIRST TRUST
        FIRST TRUST              FIRST TRUST                GLOBAL               NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL              GLOBAL                 ENGINEERING          EDGE(R) SMART GRID          INDXX GLOBAL
      SELECT DIVIDEND            WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE          NATURAL RESOURCES
        INDEX FUND                   ETF                      ETF                  INDEX FUND               INCOME ETF
           (FGD)                    (FAN)                    (FLM)                   (GRID)                   (FTRI)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    27,442,697          $     2,350,171          $       421,761          $       597,682          $       424,133
                   --                  464,758                   23,323                   52,817                    3,137
           (2,256,358)                (243,568)                 (42,381)                 (55,341)                 (33,761)
      ---------------          ---------------          ---------------          ---------------          ---------------
           25,186,339                2,571,361                  402,703                  595,158                  393,509
      ---------------          ---------------          ---------------          ---------------          ---------------


            1,993,748                  366,637                   74,994                  132,542                   62,078 (a)
              282,275                   91,659                   18,748                   29,822                       --
              252,271                   47,554                   11,612                   18,080                       --
              137,857                   41,042                    9,238                   11,570                       --
               65,430                   22,027                    6,496                    9,410                       --
               74,289                   26,130                   26,130                   26,130                       --
               24,911                    4,580                      937                    1,656                       --
               19,304                    3,516                      745                    1,328                       --
                7,001                    7,507                    7,507                    6,009                       --
                7,635                    7,111                    7,019                    7,039                       --
                3,867                      600                       (6)                   1,223                       --
               11,105                    2,978                    1,238                    1,079                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
            2,879,693                  621,341                  164,658                  245,888                   62,078

                   --                  (71,385)                 (33,419)                 (13,940)                      --
      ---------------          ---------------          ---------------          ---------------          ---------------
            2,879,693                  549,956                  131,239                  231,948                   62,078
      ---------------          ---------------          ---------------          ---------------          ---------------
           22,306,646                2,021,405                  271,464                  363,210                  331,431
      ---------------          ---------------          ---------------          ---------------          ---------------


            3,173,160                  849,663                 (260,155)               1,450,406                  430,043
            3,754,610                6,852,365                1,604,091                1,649,447                   79,687
             (219,886)                   1,065                   (2,921)                  (7,897)                  (6,778)
                   --                       --                       --                       --                       98
      ---------------          ---------------          ---------------          ---------------          ---------------
            6,707,884                7,703,093                1,341,015                3,091,956                  503,050
      ---------------          ---------------          ---------------          ---------------          ---------------

          (18,666,430)             (12,603,156)              (1,766,839)              (4,082,396)                  89,426
              (21,287)                  (9,348)                    (416)                   7,333                     (258)
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
          (18,687,717)             (12,612,504)              (1,767,255)              (4,075,063)                  89,168
      ---------------          ---------------          ---------------          ---------------          ---------------

          (11,979,833)              (4,909,411)                (426,240)                (983,107)                 592,218
      ---------------          ---------------          ---------------          ---------------          ---------------

      $    10,326,813          $    (2,888,006)         $      (154,776)         $      (619,897)         $       923,649
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 73

FIRST TRUST EXCHANGE-TRADED FUND II

FOR THE YEAR ENDED SEPTEMBER 30, 2018

                                                                             FIRST TRUST
                                                                             INDXX GLOBAL                FIRST TRUST
                                                                             AGRICULTURE                     BICK
                                                                                 ETF                      INDEX FUND
                                                                                (FTAG)                      (BICK)
                                                                        ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................    $        164,370            $      4,737,550
Securities lending income (net of fees) ...............................                  --                          --
Foreign withholding tax ...............................................             (14,430)                   (250,445)
                                                                           ----------------            ----------------
   Total investment income ............................................             149,940                   4,487,105
                                                                           ----------------            ----------------

EXPENSES:
Investment advisory fees ..............................................              46,449 (a)               1,458,551 (a)
Licensing fees ........................................................                  --                          --
Accounting and administration fees ....................................                  --                          --
Custodian fees ........................................................                  --                          --
Shareholder reporting fees ............................................                  --                          --
Audit and tax fees ....................................................                  --                          --
Transfer agent fees ...................................................                  --                          --
Legal fees ............................................................                  --                          --
Listing fees ..........................................................                  --                          --
Trustees' fees and expenses ...........................................                  --                          --
Registration and filing fees ..........................................                  --                          --
Other expenses ........................................................                  --                          --
                                                                           ----------------            ----------------
   Total expenses .....................................................              46,449                   1,458,551
   Less fees waived and expenses reimbursed by
      the investment advisor ..........................................                  --                          --
                                                                           ----------------            ----------------
   Net expenses .......................................................              46,449                   1,458,551
                                                                           ----------------            ----------------
NET INVESTMENT INCOME (LOSS) ..........................................             103,491                   3,028,554
                                                                           ----------------            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................             126,891                    (403,119)
   In-kind redemptions ................................................             696,621                   1,880,050
   Foreign currency transactions ......................................                 (32)                   (109,293)
   Foreign capital gains tax ..........................................                (211)                         --
                                                                           ----------------            ----------------
Net realized gain (loss)...............................................             823,269                   1,367,638
                                                                           ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................          (1,038,565)                (22,490,430)
   Foreign currency translation .......................................                (426)                      1,822
Deferred foreign capital gains tax.....................................             (12,283)                         --
                                                                           ----------------            ----------------
Net change in unrealized appreciation (depreciation) ..................          (1,051,274)                (22,488,608)
                                                                           ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................            (228,005)                (21,120,970)
                                                                           ----------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................    $       (124,514)           $    (18,092,416)
                                                                           ================            ================

(a) Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).


Page 74                 See Notes to Financial Statements

        FIRST TRUST              FIRST TRUST              FIRST TRUST                                       FIRST TRUST
          NASDAQ                NASDAQ GLOBAL                CLOUD                 FIRST TRUST                NASDAQ
        SMARTPHONE                  AUTO                   COMPUTING              INTERNATIONAL            CYBERSECURITY
        INDEX FUND               INDEX FUND                   ETF                    IPO ETF                    ETF
          (FONE)                   (CARZ)                   (SKYY)                   (FPXI)                   (CIBR)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $       351,734          $       679,989          $    13,416,398          $       578,734          $     3,466,780
                9,992                   17,551                   88,588                       --                       --
              (32,894)                 (63,211)                (302,073)                 (53,218)                 (33,228)
      ---------------          ---------------          ---------------          ---------------          ---------------
              328,832                  634,329               13,202,913                  525,516                3,433,552
      ---------------          ---------------          ---------------          ---------------          ---------------


              113,068 (a)              141,454 (a)            9,050,487 (a)              173,527 (a)            3,200,469 (a)
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
              113,068                  141,454                9,050,487                  173,527                3,200,469

                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
              113,068                  141,454                9,050,487                  173,527                3,200,469
      ---------------          ---------------          ---------------          ---------------          ---------------
              215,764                  492,875                4,152,426                  351,989                  233,083
      ---------------          ---------------          ---------------          ---------------          ---------------


             (156,330)                 (68,355)              (1,909,741)              (1,296,472)             (11,581,877)
            3,465,592                  279,502              199,673,171                  408,082               50,902,700
              (10,044)                   1,507                      (77)                     261                   36,193
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
            3,299,218                  212,654              197,763,353                 (888,129)              39,357,016
      ---------------          ---------------          ---------------          ---------------          ---------------

           (3,474,380)              (2,271,423)             242,652,589                  972,400               94,157,439
                 (124)                  (2,931)                      73                     (834)                    (571)
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
           (3,474,504)              (2,274,354)             242,652,662                  971,566               94,156,868
      ---------------          ---------------          ---------------          ---------------          ---------------

             (175,286)              (2,061,700)             440,416,015                   83,437              133,513,884
      ---------------          ---------------          ---------------          ---------------          ---------------

      $        40,478          $    (1,568,825)         $   444,568,441          $       435,426          $   133,746,967
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 75

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   FIRST TRUST
                                                                                                STOXX(R) EUROPEAN
                                                                                                 SELECT DIVIDEND
                                                                                                   INDEX FUND
                                                                                                      (FDD)
                                                                                     ---------------------------------------
                                                                                         Year Ended           Year Ended
                                                                                         9/30/2018            9/30/2017
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $     22,830,152     $     12,496,889
Net realized gain (loss)............................................................        12,482,381           (9,556,662)
Net change in unrealized appreciation (depreciation)................................       (31,561,559)          56,620,547
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................         3,750,974           59,560,774
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................       (22,961,086)
                                                                                      ----------------
Net investment income...............................................................                            (12,541,609)
                                                                                                           ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................        33,402,329          329,934,695
Cost of shares redeemed.............................................................       (88,895,004)         (12,917,222)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................       (55,492,675)         317,017,473
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................       (74,702,787)         364,036,638

NET ASSETS:
Beginning of period.................................................................       529,526,741          165,490,103
                                                                                      ----------------     ----------------
End of period.......................................................................  $    454,823,954     $    529,526,741
                                                                                      ================     ================
Accumulated net investment income (loss)
   at end of period.................................................................                       $        483,376
                                                                                                           ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................        38,903,334           14,003,334
Shares sold.........................................................................         2,400,000           26,000,000
Shares redeemed.....................................................................        (6,650,000)          (1,100,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................        34,653,334           38,903,334
                                                                                      ================     ================


Page 76                  See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST
            FTSE EPRA/NAREIT                              DOW JONES                                FIRST TRUST
     DEVELOPED MARKETS REAL ESTATE                 GLOBAL SELECT DIVIDEND                      GLOBAL WIND ENERGY
               INDEX FUND                                INDEX FUND                                    ETF
                 (FFR)                                      (FGD)                                     (FAN)
----------------------------------------   ---------------------------------------   ---------------------------------------
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2018             9/30/2017            9/30/2018            9/30/2017            9/30/2018            9/30/2017
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $      1,644,323      $      1,484,066     $     22,306,646     $     17,251,679     $      2,021,405     $      2,392,743
        1,216,974             4,188,825            6,707,884          (10,025,224)           7,703,093           (1,895,898)
       (1,125,678)           (5,828,016)         (18,687,717)          45,568,289          (12,612,504)           3,453,323
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        1,735,619              (155,125)          10,326,813           52,794,744           (2,888,006)           3,950,168
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


       (1,810,508)                               (22,052,312)                               (1,611,016)
 ----------------                           ----------------                          ----------------
                             (2,038,758)                              (16,896,832)                               (5,861,912)
                       ----------------                          ----------------                          ----------------


               --             2,148,061           58,302,537           96,718,906           17,312,970           25,969,586
       (6,551,405)          (19,830,022)         (33,183,708)          (5,798,222)         (33,918,808)         (10,686,531)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       (6,551,405)          (17,681,961)          25,118,829           90,920,684          (16,605,838)          15,283,055
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
       (6,626,294)          (19,875,844)          13,393,330          126,818,596          (21,104,860)          13,371,311


       51,699,988            71,575,832          470,886,656          344,068,060          100,467,221           87,095,910
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     45,073,694      $     51,699,988     $    484,279,986     $    470,886,656     $     79,362,361     $    100,467,221
 ================      ================     ================     ================     ================     ================

                       $       (218,502)                         $      1,714,742                          $     (1,330,446)
                       ================                          ================                          ================


        1,150,002             1,550,002           18,300,002           14,650,002            7,650,002            6,550,002
               --                50,000            2,250,000            3,900,000            1,300,000            2,000,000
         (150,000)             (450,000)          (1,300,000)            (250,000)          (2,600,000)            (900,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        1,000,002             1,150,002           19,250,002           18,300,002            6,350,002            7,650,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 77

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                                   FIRST TRUST
                                                                                               GLOBAL ENGINEERING
                                                                                                AND CONSTRUCTION
                                                                                                       ETF
                                                                                                      (FLM)
                                                                                     ---------------------------------------
                                                                                         Year Ended           Year Ended
                                                                                         9/30/2018            9/30/2017
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $        271,464     $        187,475
Net realized gain (loss)............................................................         1,341,015             (231,704)
Net change in unrealized appreciation (depreciation)................................        (1,767,255)           2,711,316
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................          (154,776)           2,667,087
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................          (341,187)
                                                                                      ----------------
Net investment income...............................................................                               (188,882)
                                                                                                           ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................         3,108,725                   --
Cost of shares redeemed.............................................................        (5,484,426)                  --
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................        (2,375,701)                  --
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................        (2,871,664)           2,478,205

NET ASSETS:
Beginning of period.................................................................        17,065,981           14,587,776
                                                                                      ----------------     ----------------
End of period.......................................................................  $     14,194,317     $     17,065,981
                                                                                      ================     ================
Accumulated net investment income (loss)
   at end of period.................................................................                       $         17,592
                                                                                                           ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................           300,002              300,002
Shares sold.........................................................................            50,000                   --
Shares redeemed.....................................................................          (100,000)                  --
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................           250,002              300,002
                                                                                      ================     ================


Page 78                 See Notes to Financial Statements

               FIRST TRUST                               FIRST TRUST
         NASDAQ(R) CLEAN EDGE(R)                        INDXX GLOBAL                               FIRST TRUST
        SMART GRID INFRASTRUCTURE                     NATURAL RESOURCES                           INDXX GLOBAL
               INDEX FUND                                INCOME ETF                              AGRICULTURE ETF
                 (GRID)                                    (FTRI)                                    (FTAG)
----------------------------------------   ---------------------------------------   ---------------------------------------
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2018             9/30/2017            9/30/2018            9/30/2017            9/30/2018            9/30/2017
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $        363,210      $        294,415     $        331,431     $        340,706     $        103,491     $        106,868
        3,091,956             1,708,918              503,050              516,077              823,269              178,502
       (4,075,063)            3,069,138               89,168              623,992           (1,051,274)           1,083,745
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

         (619,897)            5,072,471              923,649            1,480,775             (124,514)           1,369,115
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


         (398,796)                                  (320,671)                                  (90,971)
 ----------------                           ----------------                          ----------------
                               (281,786)                                 (342,401)                                 (105,711)
                       ----------------                          ----------------                          ----------------


       12,522,625            14,616,905                   --                   --            1,350,249            2,460,039
       (5,121,525)           (6,172,180)            (608,642)          (2,888,270)          (3,972,391)                  --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        7,401,100             8,444,725             (608,642)          (2,888,270)          (2,622,142)           2,460,039
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        6,382,407            13,235,410               (5,664)          (1,749,896)          (2,837,627)           3,723,443


       26,950,667            13,715,257            8,913,450           10,663,346            7,816,490            4,093,047
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     33,333,074      $     26,950,667     $      8,907,786     $      8,913,450     $      4,978,863     $      7,816,490
 ================      ================     ================     ================     ================     ================

                       $         34,782                          $         15,535                          $          6,190
                       ================                          ================                          ================


          550,002               350,002              750,002            1,000,002              289,928              189,928
          250,000               350,000                   --                   --               50,000              100,000
         (100,000)             (150,000)             (50,000)            (250,000)            (150,000)                  --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          700,002               550,002              700,002              750,002              189,928              289,928
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 79

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                                   FIRST TRUST
                                                                                                      BICK
                                                                                                   INDEX FUND
                                                                                                     (BICK)
                                                                                     ---------------------------------------
                                                                                         Year Ended           Year Ended
                                                                                         9/30/2018            9/30/2017
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $      3,028,554     $      1,458,713
Net realized gain (loss)............................................................         1,367,638            5,621,591
Net change in unrealized appreciation (depreciation)................................       (22,488,608)          16,538,217
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................       (18,092,416)          23,618,521
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................        (2,678,851)
                                                                                      ----------------
Net investment income...............................................................                             (1,503,661)
                                                                                                           ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................        38,356,789          194,792,215
Cost of shares redeemed.............................................................       (29,799,700)         (22,073,679)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................         8,557,089          172,718,536
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................       (12,214,178)         194,833,396

NET ASSETS:
Beginning of period.................................................................       202,862,634            8,029,238
                                                                                      ----------------     ----------------
End of period.......................................................................  $    190,648,456     $    202,862,634
                                                                                      ================     ================
Accumulated net investment income (loss)
   at end of period.................................................................                       $        (47,536)
                                                                                                           ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................         7,050,002              350,002
Shares sold.........................................................................         1,250,000            7,450,000
Shares redeemed.....................................................................        (1,100,000)            (750,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................         7,200,002            7,050,002
                                                                                      ================     ================


Page 80                 See Notes to Financial Statements

                 FIRST TRUST                               FIRST TRUST
                   NASDAQ                                    NASDAQ                                  FIRST TRUST
                 SMARTPHONE                                GLOBAL AUTO                             CLOUD COMPUTING
                 INDEX FUND                                INDEX FUND                                    ETF
                   (FONE)                                    (CARZ)                                    (SKYY)
----------------------------------------   ---------------------------------------   ---------------------------------------
     Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
      9/30/2018             9/30/2017            9/30/2018            9/30/2017            9/30/2018            9/30/2017
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $        215,764      $        134,367     $        492,875     $        442,314     $      4,152,426     $      2,647,892
        3,299,218               230,978              212,654             (321,052)         197,763,353           64,945,736
       (3,474,504)            2,308,284           (2,274,354)           4,030,851          242,652,662           92,334,305
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

           40,478             2,673,629           (1,568,825)           4,152,113          444,568,441          159,927,933
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


         (316,837)                                  (458,452)                               (4,648,945)
 ----------------                           ----------------                          ----------------
                               (150,566)                                 (471,232)                               (2,930,650)
                       ----------------                          ----------------                          ----------------


       10,472,764             4,836,616            4,140,193            5,435,250          969,178,677          536,313,716
      (10,510,233)                   --           (2,057,562)         (12,709,492)        (430,888,455)        (192,023,068)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

          (37,469)            4,836,616            2,082,631           (7,274,242)         538,290,222          344,290,648
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
         (313,828)            7,359,679               55,354           (3,593,361)         978,209,718          501,287,931


       17,683,471            10,323,792           18,112,083           21,705,444        1,088,929,790          587,641,859
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     17,369,643      $     17,683,471     $     18,167,437     $     18,112,083     $  2,067,139,508     $  1,088,929,790
 ================      ================     ================     ================     ================     ================

                       $             77                          $         42,383                          $             --
                       ================                          ================                          ================


          350,002               250,002              450,002              650,002           26,000,002           17,200,002
          200,000               100,000              100,000              150,000           18,850,000           14,100,000
         (200,000)                   --              (50,000)            (350,000)          (8,400,000)          (5,300,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          350,002               350,002              500,002              450,002           36,450,002           26,000,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 81

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                                   FIRST TRUST
                                                                                                  INTERNATIONAL
                                                                                                     IPO ETF
                                                                                                     (FPXI)
                                                                                     ---------------------------------------
                                                                                         Year Ended           Year Ended
                                                                                         9/30/2018            9/30/2017
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $        351,989     $         97,788
Net realized gain (loss)............................................................          (888,129)              (6,246)
Net change in unrealized appreciation (depreciation)................................           971,566            1,309,471
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................           435,426            1,401,013
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................          (400,571)
                                                                                      ----------------
Net investment income...............................................................                                (69,131)
                                                                                                           ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................         5,608,443           19,674,902
Cost of shares redeemed.............................................................        (1,751,068)          (1,324,851)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................         3,857,375           18,350,051
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................         3,892,230           19,681,933

NET ASSETS:
Beginning of period.................................................................        22,429,470            2,747,537
                                                                                      ----------------     ----------------
End of period.......................................................................  $     26,321,700     $     22,429,470
                                                                                      ================     ================
Accumulated net investment income (loss)
   at end of period.................................................................                       $         34,896
                                                                                                           ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................           650,002              100,002
Shares sold.........................................................................           150,000              600,000
Shares redeemed.....................................................................           (50,000)             (50,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................           750,002              650,002
                                                                                      ================     ================


Page 82                 See Notes to Financial Statements

              FIRST TRUST
                 NASDAQ
           CYBERSECURITY ETF
                 (CIBR)
----------------------------------------
    Year Ended            Year Ended
    9/30/2018             9/30/2017
------------------    ------------------

 $        233,083      $        267,773
       39,357,016             1,240,231
       94,156,868            16,093,789
 ----------------      ----------------

      133,746,967            17,601,793
 ----------------      ----------------


         (387,720)
 ----------------
                               (362,720)
                       ----------------


      587,931,146           213,854,386
     (187,191,788)          (20,333,389)
 ----------------      ----------------

      400,739,358           193,520,997
 ----------------      ----------------
      534,098,605           210,760,070


      313,574,881           102,814,811
 ----------------      ----------------
 $    847,673,486      $    313,574,881
 ================      ================

                       $        (51,025)
                       ================


       14,350,002             5,200,002
       22,200,000            10,150,000
       (6,800,000)           (1,000,000)
 ----------------      ----------------
       29,750,002            14,350,002
 ================      ================


                        See Notes to Financial Statements                Page 83

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     13.61      $     11.82      $     11.92     $     13.50      $     12.94
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.59             0.42             0.55            0.55             0.58
Net realized and unrealized gain (loss)                (0.49)            1.79            (0.10)          (1.59)            0.57
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        0.10             2.21             0.45           (1.04)            1.15
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.59)           (0.42)           (0.55)          (0.54)           (0.59)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     13.12      $     13.61      $     11.82     $     11.92      $     13.50
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        0.74%           18.93%            3.88%          (7.90)%           8.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   454,824      $   529,527      $   165,490     $   165,751      $   167,480

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.57%            0.60%            0.60%           0.60%            0.64%
Ratio of net expenses to average net assets             0.57%            0.60%            0.60%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   4.25%            3.96%            4.63%           4.45%            4.90%
Portfolio turnover rate (b)                               35%              21%              34%             33%              32%


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     44.96      $     46.18      $     41.00     $     41.09      $     39.87
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            1.48             0.89             0.90            1.15             1.05
Net realized and unrealized gain (loss)                 0.31            (0.65)            5.20            0.11             1.27
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        1.79             0.24             6.10            1.26             2.32
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.68)           (1.46)           (0.92)          (1.35)           (1.10)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     45.07      $     44.96      $     46.18     $     41.00      $     41.09
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        3.99%            0.67%           14.95%           2.97%            5.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    45,074      $    51,700      $    71,576     $    98,394      $   108,887

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.85%            0.70%            0.72%           0.71%            0.71%
Ratio of net expenses to average net assets             0.60%            0.60%            0.60%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   3.48%            2.40%            2.53%           2.76%            2.45%
Portfolio turnover rate (b)                                9%               6%               6%             10%              12%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 84                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     25.73      $     23.49      $     21.62     $     26.64      $     25.62
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            1.15             1.03             1.07            1.21             1.21
Net realized and unrealized gain (loss)                (0.58)            2.23             1.82           (4.97)            1.02
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        0.57             3.26             2.89           (3.76)            2.23
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.14)           (1.02)           (1.02)          (1.26)           (1.21)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     25.16      $     25.73      $     23.49     $     21.62      $     26.64
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        2.26%           14.14%           13.68%         (14.51)%           8.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   484,280      $   470,887      $   344,068     $   407,445      $   562,192

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.58%            0.58%            0.58%           0.60%            0.60%
Ratio of net expenses to average net assets             0.58%            0.58%            0.58%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   4.48%            4.43%            4.63%           4.71%            4.56%
Portfolio turnover rate (b)                               31%              35%              43%             34%              33%


FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     13.13      $     13.30      $     10.38     $     11.57      $     10.43
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.28             0.41             0.20            0.31             0.14
Net realized and unrealized gain (loss)                (0.66)            0.32             2.93           (1.15)            1.14
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (0.38)            0.73             3.13           (0.84)            1.28
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.25)           (0.90)           (0.21)          (0.35)           (0.14)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     12.50      $     13.13      $     13.30     $     10.38      $     11.57
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (2.92)%           6.21%           30.42%          (7.37)%          12.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    79,362      $   100,467      $    87,096     $    39,959      $    86,745

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.68%            0.71%            0.74%           0.75%            0.70%
Ratio of net expenses to average net assets             0.60%            0.60%            0.60%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   2.21%            2.88%            1.80%           2.75%            1.23%
Portfolio turnover rate (b)                               22%              78%              26%             25%              24%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 85

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     56.89      $     48.63      $     44.17     $     48.12      $     47.92
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.79             0.62             0.96            0.60             0.62
Net realized and unrealized gain (loss)                 0.16             8.27             4.46           (4.02)            0.42
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        0.95             8.89             5.42           (3.42)            1.04
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.06)           (0.63)           (0.96)          (0.53)           (0.84)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     56.78      $     56.89      $     48.63     $     44.17      $     48.12
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        1.67%           18.39%           12.40%          (7.19)%           2.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    14,194      $    17,066      $    14,588     $    15,460      $    16,841

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.88%            0.92%            1.03%           0.99%            0.87%
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net investment income (loss) to
   average net assets                                   1.45%            1.20%            2.01%           1.21%            1.30%
Portfolio turnover rate (b)                               16%              20%              28%             46%              41%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     49.00      $     39.19      $     31.52     $     35.38      $     33.83
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.52             0.57             0.42            0.38             0.51
Net realized and unrealized gain (loss)                (1.32)            9.82             7.65           (3.88)            1.61
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (0.80)           10.39             8.07           (3.50)            2.12
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.58)           (0.58)           (0.40)          (0.36)           (0.57)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     47.62      $     49.00      $     39.19     $     31.52      $     35.38
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (1.66)%          26.73%           25.77%          (9.97)%           6.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    33,333      $    26,951      $    13,715     $    11,034      $    14,152

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.74%            0.84%            1.07%           0.99%            0.98%
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net investment income (loss) to
   average net assets                                   1.10%            1.44%            1.27%           1.02%            1.45%
Portfolio turnover rate (b)                               60%              32%              37%             18%              35%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 86                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     11.88      $     10.66      $     10.99     $     21.19      $     22.16
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.48             0.41             0.33            0.23             0.41
Net realized and unrealized gain (loss)                 0.83             1.22            (0.32)         (10.23)           (0.92)
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        1.31             1.63             0.01          (10.00)           (0.51)
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.46)           (0.41)           (0.34)          (0.20)           (0.41)
Return of capital                                         --               --               --              --            (0.05)
                                                 -----------      -----------      -----------     -----------      -----------
Total distributions                                    (0.46)           (0.41)           (0.34)          (0.20)           (0.46)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     12.73      $     11.88      $     10.66     $     10.99      $     21.19
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       11.12%           15.47%            0.20%         (47.50)%          (2.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $     8,908      $     8,913      $    10,663     $    12,643      $    26,486

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.70%           0.70%            0.71% (b)
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.71% (b)
Ratio of net investment income (loss) to
   average net assets                                   3.74%            3.39%            3.00%           1.27%            1.74%
Portfolio turnover rate (c)                               50%              61%             179% (d)         40%              28%


FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016          2015 (f)         2014 (f)
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     26.96      $     21.55      $     26.90     $     56.20      $     64.35
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.44             0.39             0.20            0.60             0.45
Net realized and unrealized gain (loss)                (0.83)            5.41            (5.46)         (28.95)           (7.15)
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (0.39)            5.80            (5.26)         (28.35)           (6.70)
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.36)           (0.39)           (0.09)          (0.95)           (1.45)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     26.21      $     26.96      $     21.55     $     26.90      $     56.20
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (1.46)%          27.09%          (18.92)%        (51.20)%         (10.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $     4,979      $     7,816      $     4,093     $     5,380      $    10,677

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.72% (e)       0.70%            0.72% (b)
Ratio of net expenses to average net assets             0.70%            0.70%            0.72% (e)       0.70%            0.72% (b)
Ratio of net investment income (loss) to
   average net assets                                   1.56%            1.80%            1.74%           1.17%            0.46%
Portfolio turnover rate (c)                               30%              38%             137% (d)         40%              43%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective on the close of business December 18, 2015, which resulted in a complete rebalance of the Fund's portfolio.

(e) Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.70%.

(f) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on September 30, 2015 and 2014 prior to the reverse share split restatement were $5.38 and $11.24, respectively.


                        See Notes to Financial Statements                Page 87

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST BICK INDEX FUND (BICK)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     28.77      $     22.94      $     18.76     $     25.12      $     23.65
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.40             0.33             0.28            0.32             0.35
Net realized and unrealized gain (loss)                (2.34)            5.85             4.19           (6.34)            1.53
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (1.94)            6.18             4.47           (6.02)            1.88
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.35)           (0.35)           (0.29)          (0.34)           (0.41)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     26.48      $     28.77      $     22.94     $     18.76      $     25.12
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (6.82)%          27.14%           23.99%         (24.15)%           7.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   190,648      $   202,863      $     8,029     $     7,503      $    17,581

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.64%            0.64%            0.64%           0.64%            0.64%
Ratio of net expenses to average net assets             0.64%            0.64%            0.64%           0.64%            0.64%
Ratio of net investment income (loss) to
   average net assets                                   1.33%            2.15%            1.37%           1.17%            1.35%
Portfolio turnover rate (b)                               65%              86%              59%             70%             126%


FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     50.52      $     41.29      $     34.93     $     36.86      $     32.10
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.72             0.44             0.47            0.36             0.43
Net realized and unrealized gain (loss)                (0.60)            9.29             6.34           (1.95)            4.75
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        0.12             9.73             6.81           (1.59)            5.18
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.01)           (0.50)           (0.45)          (0.34)           (0.42)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     49.63      $     50.52      $     41.29     $     34.93      $     36.86
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        0.20%           23.68%           19.60%          (4.35)%          16.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    17,370      $    17,683      $    10,324     $    10,479      $    11,059

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net investment income (loss) to
   average net assets                                   1.34%            1.04%            1.14%           0.93%            1.22%
Portfolio turnover rate (b)                               80%              18%              28%             28%              32%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 88                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     40.25      $     33.39      $     33.46     $     37.93      $     38.75
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.98             0.87             0.80            0.64             0.51
Net realized and unrealized gain (loss)                (3.98)            6.87            (0.09)          (4.50)           (0.84)
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (3.00)            7.74             0.71           (3.86)           (0.33)
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.92)           (0.88)           (0.78)          (0.61)           (0.49)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     36.33      $     40.25      $     33.39     $     33.46      $     37.93
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (7.57)%          23.46%            2.24%         (10.38)%          (0.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    18,167      $    18,112      $    21,705     $    31,791      $    64,481

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net investment income (loss) to
   average net assets                                   2.44%            2.20%            2.16%           1.34%            1.35%
Portfolio turnover rate (b)                               16%              17%              17%             18%              20%


FIRST TRUST CLOUD COMPUTING ETF (SKYY)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     41.88      $     34.17      $     28.08     $     27.34      $     24.60
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.14             0.13             0.15            0.09             0.02
Net realized and unrealized gain (loss)                14.84             7.72             6.09            0.74             2.74
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       14.98             7.85             6.24            0.83             2.76
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.15)           (0.14)           (0.15)          (0.09)           (0.02)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     56.71      $     41.88      $     34.17     $     28.08      $     27.34
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       35.80%           23.00%           22.30%           3.04%           11.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $ 2,067,140      $ 1,088,930      $   587,642     $   470,291      $   341,751

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.60%            0.60%            0.60%           0.60%            0.60%
Ratio of net expenses to average net assets             0.60%            0.60%            0.60%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   0.28%            0.34%            0.49%           0.31%            0.10%
Portfolio turnover rate (b)                                7%              14%              23%             25%              12%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 89

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

                                                           YEAR ENDED SEPTEMBER 30,                  PERIOD
                                                -----------------------------------------------       ENDED
                                                     2018            2017             2016        9/30/2015 (a)
                                                -------------    -------------    -------------   -------------
Net asset value, beginning of period             $     34.51      $     27.47      $     25.24     $     30.00
                                                 -----------      -----------      -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.49             0.22             0.51            0.37
Net realized and unrealized gain (loss)                 0.66             7.07             2.14           (4.76)
                                                 -----------      -----------      -----------     -----------
Total from investment operations                        1.15             7.29             2.65           (4.39)
                                                 -----------      -----------      -----------     -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.56)           (0.25)           (0.42)          (0.37)
                                                 -----------      -----------      -----------     -----------
Net asset value, end of period                   $     35.10      $     34.51      $     27.47     $     25.24
                                                 ===========      ===========      ===========     ===========
TOTAL RETURN (b)                                        3.35%           26.71%           10.62%         (14.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    26,322      $    22,429      $     2,748     $     1,262

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.71% (c)       0.70% (d)
Ratio of net expenses to average net assets             0.70%            0.70%            0.71% (c)       0.70% (d)
Ratio of net investment income (loss) to
   average net assets                                   1.42%            1.62%            2.25%           1.01% (d)
Portfolio turnover rate (e)                               83%              58%              75%             98%


FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

                                                           YEAR ENDED SEPTEMBER 30,                  PERIOD
                                                -----------------------------------------------       ENDED
                                                    2018             2017             2016        9/30/2015 (a)
                                                -------------    -------------    -------------   -------------
Net asset value, beginning of period             $     21.85      $     19.77      $     17.15     $     20.00
                                                 -----------      -----------      -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.02             0.03             0.23           (0.01)
Net realized and unrealized gain (loss)                 6.64             2.09             2.62           (2.84)
                                                 -----------      -----------      -----------     -----------
Total from investment operations                        6.66             2.12             2.85           (2.85)
                                                 -----------      -----------      -----------     -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.02)           (0.04)           (0.23)             --
                                                 -----------      -----------      -----------     -----------
Net asset value, end of period                   $     28.49      $     21.85      $     19.77     $     17.15
                                                 ===========      ===========      ===========     ===========
TOTAL RETURN (b)                                       30.49%           10.73%           16.83%         (14.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   847,673      $   313,575      $   102,815     $    79,753

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.60%            0.60%            0.60%           0.60% (d)
Ratio of net expenses to average net assets             0.60%            0.60%            0.60%           0.60% (d)
Ratio of net investment income (loss) to
   average net assets                                   0.04%            0.13%            1.37%          (0.30)% (d)
Portfolio turnover rate (e)                               56%              67%              49%              7%


(a) Inception dates for FPXI and CIBR are November 4, 2014 and July 6, 2015, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 90                 See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018


                                1. ORGANIZATION

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fourteen funds that are offering shares as follows, including the exchange on which they are listed and traded:

    First Trust STOXX(R) European Select Dividend Index Fund - (NYSE Arca, Inc.
       ("NYSE Arca") ticker "FDD")
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund -
       (NYSE Arca ticker "FFR")
    First Trust Dow Jones Global Select Dividend Index Fund - (NYSE Arca ticker
       "FGD")
    First Trust Global Wind Energy ETF - (NYSE Arca ticker "FAN")
    First Trust Global Engineering and Construction ETF - (NYSE Arca ticker
       "FLM")
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -
        (The Nasdaq Stock Market LLC ("Nasdaq") ticker "GRID")
    First Trust Indxx Global Natural Resources Income ETF - (Nasdaq ticker
       "FTRI")
    First Trust Indxx Global Agriculture ETF - (Nasdaq ticker "FTAG")
    First Trust BICK Index Fund - (Nasdaq ticker "BICK")
    First Trust Nasdaq Smartphone Index Fund - (Nasdaq ticker "FONE")
    First Trust NASDAQ Global Auto Index Fund - (Nasdaq ticker "CARZ")
    First Trust Cloud Computing ETF - (Nasdaq ticker "SKYY")
    First Trust International IPO ETF - (Nasdaq ticker "FPXI")
    First Trust Nasdaq Cybersecurity ETF - (Nasdaq ticker "CIBR")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                            INDEX
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX(R) Europe Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE EPRA/NAREIT Developed Index
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones Global Select Dividend Index(SM)
First Trust Global Wind Energy ETF                                              ISE Clean Edge Global Wind Energy(TM) Index
First Trust Global Engineering and Construction ETF                             ISE Global Engineering and Construction(TM) Index
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure                   NASDAQ OMX(R) Clean Edge(R) Smart Grid
    Index Fund                                                                     Infrastructure Index(SM)
First Trust Indxx Global Natural Resources Income ETF                           Indxx Global Natural Resources Income Index
First Trust Indxx Global Agriculture ETF                                        Indxx Global Agriculture Index
First Trust BICK Index Fund                                                     ISE BICK(TM) Index
First Trust Nasdaq Smartphone Index Fund                                        Nasdaq CTA Smartphone Index(SM)
First Trust NASDAQ Global Auto Index Fund                                       NASDAQ OMX Global Auto Index(SM)
First Trust Cloud Computing ETF                                                 ISE Cloud Computing(TM) Index
First Trust International IPO ETF                                               IPOX International Index
First Trust Nasdaq Cybersecurity ETF                                            Nasdaq CTA Cybersecurity Index(SM)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2018, only FAN, FLM, GRID, FONE and CARZ had securities in the securities lending program. During the fiscal year ended September 30, 2018, only FAN, FLM, GRID, FTRI, FONE, CARZ and SKYY participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2018, were received as collateral for lending securities.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2018 was as follows:

                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     22,961,086  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  1,810,508              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               22,052,312              --              --
First Trust Global Wind Energy ETF                                                     1,611,016              --              --
First Trust Global Engineering and Construction ETF                                      341,187              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 398,796              --              --
First Trust Indxx Global Natural Resources Income ETF                                    320,671              --              --
First Trust Indxx Global Agriculture ETF                                                  90,971              --              --
First Trust BICK Index Fund                                                            2,678,851              --              --
First Trust Nasdaq Smartphone Index Fund                                                 316,837              --              --
First Trust NASDAQ Global Auto Index Fund                                                458,452              --              --
First Trust Cloud Computing ETF                                                        4,648,945              --              --
First Trust International IPO ETF                                                        400,571              --              --
First Trust Nasdaq Cybersecurity ETF                                                     387,720              --              --


The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2017 was as follows:

                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     12,541,609  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  2,038,758              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               16,896,832              --              --
First Trust Global Wind Energy ETF                                                     5,861,912              --              --
First Trust Global Engineering and Construction ETF                                      188,882              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 281,786              --              --
First Trust Indxx Global Natural Resources Income ETF                                    342,401              --              --
First Trust Indxx Global Agriculture ETF                                                 105,711              --              --
First Trust BICK Index Fund                                                            1,503,661              --              --
First Trust Nasdaq Smartphone Index Fund                                                 150,566              --              --
First Trust NASDAQ Global Auto Index Fund                                                471,232              --              --
First Trust Cloud Computing ETF                                                        2,930,650              --              --
First Trust International IPO ETF                                                         69,131              --              --
First Trust Nasdaq Cybersecurity ETF                                                     362,720              --              --

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

As of September 30, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                   Accumulated         Net
                                                                                 Undistributed     Capital and      Unrealized
                                                                                    Ordinary          Other        Appreciation
                                                                                     Income        Gain (Loss)    (Depreciation)
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $        204,981  $  (12,805,588) $    1,279,762
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    506,337        (561,318)      2,886,691
First Trust Dow Jones Global Select Dividend Index Fund                                1,800,059     (56,418,880)       (833,330)
First Trust Global Wind Energy ETF                                                       331,505     (58,330,813)     (4,706,241)
First Trust Global Engineering and Construction ETF                                       28,083      (7,242,242)      1,398,247
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  (7,896)     (1,384,015)        625,076
First Trust Indxx Global Natural Resources Income ETF                                     22,275     (61,284,474)        901,176
First Trust Indxx Global Agriculture ETF                                                  19,755     (19,010,611)         72,208
First Trust BICK Index Fund                                                              815,353     (11,451,439)     (8,280,092)
First Trust Nasdaq Smartphone Index Fund                                                  (4,247)       (734,447)        574,218
First Trust NASDAQ Global Auto Index Fund                                                 85,558      (2,583,438)     (2,481,139)
First Trust Cloud Computing ETF                                                              (77)     (5,702,175)    411,369,683
First Trust International IPO ETF                                                         65,701      (1,775,031)      2,464,089
First Trust Nasdaq Cybersecurity ETF                                                          --      (9,806,210)    104,550,499


H. INCOME AND OTHER TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statements of Operations. The capital gains tax paid on securities sold is included in "Net realized gain (loss) on foreign capital gains tax" on the Statements of Operations.

India's Finance Bill, 2018 ("Finance Bill, 2018") was enacted into law on March 29, 2018 and amongst other provisions, it introduces a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million will be taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 will be considered exempt due to a grandfather clause in the provision. In the case of the sale of listed shares held by a Fund for one year or less, the income would be classified as short-term capital gains and would be taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to securities transaction tax ("STT"). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax. Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains would be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains would be taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016, 2017 and 2018 remain open to federal and state audit. As of September 30, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2018, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

                                                                                      Capital Loss                     Total
                                                                                       Available        Post          Capital
                                                                                        through      Enactment -       Loss
                                                                                       9/30/2019    No Expiration    Available
                                                                                      ------------  -------------  -------------
First Trust STOXX(R) European Select Dividend Index Fund                              $    161,155  $  12,644,433  $  12,805,588
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                        1,838        559,480        561,318
First Trust Dow Jones Global Select Dividend Index Fund                                    323,583     56,095,297     56,418,880
First Trust Global Wind Energy ETF                                                       9,549,964     48,780,849     58,330,813
First Trust Global Engineering and Construction ETF                                        615,538      6,626,704      7,242,242
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                        --      1,384,015      1,384,015
First Trust Indxx Global Natural Resources Income ETF                                           --     61,284,474     61,284,474
First Trust Indxx Global Agriculture ETF                                                        --     19,010,611     19,010,611
First Trust BICK Index Fund                                                                     --     11,451,439     11,451,439
First Trust Nasdaq Smartphone Index Fund                                                        --        734,447        734,447
First Trust NASDAQ Global Auto Index Fund                                                       --      2,583,438      2,583,438
First Trust Cloud Computing ETF                                                                 --      5,702,175      5,702,175
First Trust International IPO ETF                                                               --      1,775,031      1,775,031
First Trust Nasdaq Cybersecurity ETF                                                            --      9,806,210      9,806,210

During the taxable year ended September 30, 2018, the following Funds utilized capital loss carryforwards in the following amounts:

                                                                                     Capital Loss
                                                                                 Carryforward Utilized
                                                                                 ---------------------
First Trust STOXX(R) European Select Dividend Index Fund                             $ 4,489,236
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                     34,535
First Trust Dow Jones Global Select Dividend Index Fund                                4,013,289
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               1,498,927
First Trust Indxx Global Natural Resources Income ETF                                    434,001
First Trust Indxx Global Agriculture ETF                                                 148,724
First Trust BICK Index Fund                                                              981,694
First Trust Nasdaq Smartphone Index Fund                                                 205,494
First Trust Cloud Computing ETF                                                           28,719

At the taxable year ended September 30, 2018, the following Funds' capital loss carryforwards expired in the following amounts:

                                                                                     Capital Loss
                                                                                        Expired
                                                                                 ---------------------
First Trust STOXX(R) European Select Dividend Index Fund                             $ 4,853,444
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    744,825
First Trust Dow Jones Global Select Dividend Index Fund                                1,274,694
First Trust Global Wind Energy ETF                                                     8,357,650
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 928,889
First Trust Indxx Global Natural Resources Income ETF                                     74,393
First Trust Indxx Global Agriculture ETF                                                 344,523

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day on the following fiscal year for federal income tax purposes. For the fiscal year ended September 30, 2018, the following Funds incurred and elected to defer late year ordinary or capital losses in the following amounts:

                                                                                Qualified Late Year Losses
                                                                                --------------------------
                                                                           Ordinary Losses       Capital Losses
                                                                           ---------------       --------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund   $    7,896            $     --
First Trust Nasdaq Smartphone Index Fund                                        4,247                  --
First Trust Cloud Computing ETF                                                    77                  --

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2018, the adjustments for each Fund were as follows:

                                                                                                   Accumulated
                                                                                  Accumulated      Net Realized
                                                                                 Net Investment   Gain (Loss) on     Paid-in
                                                                                 Income (Loss)     Investments       Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $       (147,461) $   (2,892,224) $    3,039,685
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    216,285        (378,653)        162,368
First Trust Dow Jones Global Select Dividend Index Fund                                 (169,017)     (1,642,240)      1,811,257
First Trust Global Wind Energy ETF                                                       860,700       2,492,225      (3,352,925)
First Trust Global Engineering and Construction ETF                                       25,934      (1,554,827)      1,528,893
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  (7,092)       (636,982)        644,074
First Trust Indxx Global Natural Resources Income ETF                                     (5,968)          1,625           4,343
First Trust Indxx Global Agriculture ETF                                                  (1,530)       (328,262)        329,792
First Trust BICK Index Fund                                                               30,698      (1,698,043)      1,667,345
First Trust Nasdaq Smartphone Index Fund                                                  83,095      (3,371,395)      3,288,300
First Trust NASDAQ Global Auto Index Fund                                                  8,752        (234,773)        226,021
First Trust Cloud Computing ETF                                                          496,442    (195,809,467)    195,313,025
First Trust International IPO ETF                                                         79,387        (485,900)        406,513
First Trust Nasdaq Cybersecurity ETF                                                     182,560     (49,017,184)     48,834,624

I. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust Cloud Computing ETF, First Trust International IPO ETF, and First Trust Nasdaq Cybersecurity ETF (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                                            LICENSOR
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones & Company, Inc.
First Trust Global Wind Energy ETF                                              Nasdaq, Inc.
First Trust Global Engineering and Construction ETF                             Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        Nasdaq, Inc.
First Trust Indxx Global Natural Resources Income ETF                           Indxx, LLC
First Trust Indxx Global Agriculture ETF                                        Indxx, LLC
First Trust BICK Index Fund                                                     Nasdaq, Inc.
First Trust Nasdaq Smartphone Index Fund                                        Nasdaq, Inc.
First Trust NASDAQ Global Auto Index Fund                                       Nasdaq, Inc.
First Trust Cloud Computing ETF                                                 Nasdaq, Inc.
First Trust International IPO ETF                                               IPOX(R) Schuster, LLC
First Trust Nasdaq Cybersecurity ETF                                            Nasdaq, Inc.

The respective license agreements allow for the use of each Fund's respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.

J. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the following Unitary Fee Funds, First Trust is paid an annual unitary management fee at the specified rate of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding fee payments under the Investment Management Agreement, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage expense, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

                                                               % of Daily
                                                               Net Assets
                                                              ------------
First Trust Indxx Global Natural Resources Income ETF            0.70%
First Trust Indxx Global Agriculture ETF                         0.70%
First Trust BICK Index Fund                                      0.64%
First Trust Nasdaq Smartphone Index Fund                         0.70%
First Trust NASDAQ Global Auto Index Fund                        0.70%
First Trust Cloud Computing ETF                                  0.60%
First Trust International IPO ETF                                0.70%
First Trust Nasdaq Cybersecurity ETF                             0.60%

For the First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF and First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (such Funds, the "Expense Cap Funds"), First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets. For the Expense Cap Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the following amount as a percentage of average daily net assets per year (the "Expense Cap") at least through January 31, 2020.

                                                                                         Expense Cap
                                                                                        -------------
First Trust STOXX(R) European Select Dividend Index Fund                                    0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                       0.60%
First Trust Dow Jones Global Select Dividend Index Fund                                     0.60%
First Trust Global Wind Energy ETF                                                          0.60%
First Trust Global Engineering and Construction ETF                                         0.70%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                    0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

The advisory fee waivers and expense reimbursements for the fiscal year ended September 30, 2018 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                  Fees Waived or Expenses Borne by First Trust
                                                                                              Subject to Recovery
                                                                                  --------------------------------------------
                                                           Advisory    Expense       Year        Year        Year
                                                             Fee        Reim-       Ended       Ended       Ended
                                                           Waivers    bursements  9/30/2016   9/30/2017   9/30/2018    Total
                                                          ----------  ----------  ----------  ----------  ----------  --------
First Trust FTSE EPRA/NAREIT Developed
   Markets Real Estate Index Fund                         $  117,546  $       --  $  102,416  $   60,987  $  117,546  $280,949
First Trust Global Wind Energy ETF                            71,385          --      74,347      93,898      71,385   239,630
First Trust Global Engineering and Construction ETF           33,419          --      47,282      33,893      33,419   114,594
First Trust NASDAQ(R) Clean Edge(R) Smart Grid
   Infrastructure Index Fund                                  13,940          --      42,554      28,627      13,940    85,121

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $    183,841,647  $  187,129,746
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  4,137,454       4,271,278
First Trust Dow Jones Global Select Dividend Index Fund                              153,684,541     151,894,727
First Trust Global Wind Energy ETF                                                    21,307,822      20,071,625
First Trust Global Engineering and Construction ETF                                    3,084,815       3,013,892
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund              19,854,613      19,640,940
First Trust Indxx Global Natural Resources Income ETF                                  4,455,341       4,476,354
First Trust Indxx Global Agriculture ETF                                               1,931,022       2,237,220
First Trust BICK Index Fund                                                          156,495,546     145,449,594
First Trust Nasdaq Smartphone Index Fund                                              13,084,093      12,944,498
First Trust NASDAQ Global Auto Index Fund                                              3,725,355       3,094,751
First Trust Cloud Computing ETF                                                      110,368,035     109,637,955
First Trust International IPO ETF                                                     20,921,418      20,393,570
First Trust Nasdaq Cybersecurity ETF                                                 314,615,317     299,285,216

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

For the fiscal year ended September 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     33,249,922  $   87,966,575
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                         --       6,580,364
First Trust Dow Jones Global Select Dividend Index Fund                               56,971,346      32,883,185
First Trust Global Wind Energy ETF                                                    16,249,351      32,299,880
First Trust Global Engineering and Construction ETF                                    2,829,987       5,292,746
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund              12,434,926       5,088,019
First Trust Indxx Global Natural Resources Income ETF                                         --         549,471
First Trust Indxx Global Agriculture ETF                                               1,210,700       3,522,299
First Trust BICK Index Fund                                                           14,681,951      17,148,500
First Trust Nasdaq Smartphone Index Fund                                               8,745,347       9,287,963
First Trust NASDAQ Global Auto Index Fund                                              3,389,152       1,896,592
First Trust Cloud Computing ETF                                                      967,179,337     430,696,709
First Trust International IPO ETF                                                      4,692,183       1,409,752
First Trust Nasdaq Cybersecurity ETF                                                 575,142,821     187,411,191


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

The standard Creation Transaction Fees and the Redemption Transaction Fees are as follows:

                                                                                    Creation        Redemption
                                                                                  Transaction      Transaction
                                                                                      Fees             Fees
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $            500  $          500
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      4,500           4,500
First Trust Dow Jones Global Select Dividend Index Fund                                    2,000           2,000
First Trust Global Wind Energy ETF                                                         1,000           1,000
First Trust Global Engineering and Construction ETF                                        1,500           1,500
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                     500             500
First Trust Indxx Global Natural Resources Income ETF                                      2,500           2,500
First Trust Indxx Global Agriculture ETF                                                   2,000           2,000
First Trust BICK Index Fund                                                                2,500           2,500
First Trust Nasdaq Smartphone Index Fund                                                   1,000           1,000
First Trust NASDAQ Global Auto Index Fund                                                  1,000           1,000
First Trust Cloud Computing ETF                                                              500             500
First Trust International IPO ETF                                                          1,000           1,000
First Trust Nasdaq Cybersecurity ETF                                                         500             500


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were the following subsequent events:

On October 5, 2018 and November 6, 2018, First Trust IPOX(R) Europe Equity Opportunities ETF and First Trust Dow Jones International Internet ETF, additional series of the Trust, began trading under the symbols "FPXE" and "FDNI", respectively, on Nasdaq.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND
II:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust Cloud Computing ETF, First Trust International IPO ETF and First Trust Nasdaq Cybersecurity ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund II (the "Trust"), including the portfolios of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except First Trust International IPO ETF and First Trust Nasdaq Cybersecurity ETF; the related statement of operations for the year ended September 30, 2018, and the statements of changes in net assets for each of the two years in the period ended September 30, 2018, and financial highlights for each of the three years in the period ended September 30, 2018, and for the period November 4, 2014 (commencement of operations) through September 30, 2015, for First Trust International IPO ETF; the related statement of operations for the year ended September 30, 2018, and the statements of changes in net assets for each of the two years in the period ended September 30, 2018, and financial highlights for each of the three years in the period ended September 30, 2018, and for the period July 6, 2015 (commencement of operations) through September 30, 2015, for First Trust Nasdaq Cybersecurity ETF, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position the Funds, except First Trust International IPO ETF and First Trust Nasdaq Cybersecurity ETF as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of First Trust International IPO ETF and First Trust Nasdaq Cybersecurity ETF as of September 30, 2018; the results of operations for the year then ended, the changes in net assets for each of the two years in the period ended September 30, 2018, and financial highlights for each of the three years in the period ended September 30, 2018, and for the period November 4, 2014 (commencement of operations) through September 30, 2015, for First Trust International IPO ETF; and the results of operations for the year ended September 30, 2018, the changes in net assets for each of the two years in the period ended September 30, 2018, and financial highlights for each of the three years in the period ended September 30, 2018, and for the period July 6, 2015 (commencement of operations) through September 30, 2015, for First Trust Nasdaq Cybersecurity ETF, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Chicago, Illinois
November 21, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2018, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                                     Dividends Received
                                                                                          Deduction
                                                                                    ---------------------
First Trust STOXX(R) European Select Dividend Index Fund                                     0.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                        0.00%
First Trust Dow Jones Global Select Dividend Index Fund                                     17.16%
First Trust Global Wind Energy ETF                                                          14.01%
First Trust Global Engineering and Construction ETF                                          8.94%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                    25.66%
First Trust Indxx Global Natural Resources Income ETF                                       19.71%
First Trust Indxx Global Agriculture ETF                                                    39.03%
First Trust BICK Index Fund                                                                  0.00%
First Trust Nasdaq Smartphone Index Fund                                                    31.01%
First Trust NASDAQ Global Auto Index Fund                                                   33.96%
First Trust Cloud Computing ETF                                                            100.00%
First Trust International IPO ETF                                                            0.00%
First Trust Nasdaq Cybersecurity ETF                                                       100.00%


For the taxable year ended September 30, 2018, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                                  Qualified Dividend Income
                                                                                  -------------------------
First Trust STOXX(R) European Select Dividend Index Fund                                   100.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                       11.22%
First Trust Dow Jones Global Select Dividend Index Fund                                    100.00%
First Trust Global Wind Energy ETF                                                         100.00%
First Trust Global Engineering and Construction ETF                                        100.00%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                   100.00%
First Trust Indxx Global Natural Resources Income ETF                                      100.00%
First Trust Indxx Global Agriculture ETF                                                   100.00%
First Trust BICK Index Fund                                                                 69.24%
First Trust Nasdaq Smartphone Index Fund                                                    71.82%
First Trust NASDAQ Global Auto Index Fund                                                  100.00%
First Trust Cloud Computing ETF                                                            100.00%
First Trust International IPO ETF                                                           94.02%
First Trust Nasdaq Cybersecurity ETF                                                       100.00%

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elects to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended September 30, 2018, the total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                     Gross Foreign Income           Foreign Taxes Paid
                                                                  ---------------------------   ---------------------------
                                                                     Amount       Per Share        Amount       Per Share
                                                                  -------------  ------------   -------------  ------------
First Trust STOXX(R) European Select Dividend Index Fund          $  28,587,791  $       0.82   $   2,711,261  $       0.08
First Trust Dow Jones Global Select Dividend Index Fund              23,546,894          1.22       2,253,845          0.12
First Trust Global Wind Energy ETF                                    1,881,867          0.30         216,369          0.03
First Trust Global Engineering and Construction ETF                     326,312          1.31          31,997          0.13
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure
   Index Fund                                                           497,562          0.71          54,714          0.08
First Trust Indxx Global Natural Resources Income ETF                   310,754          0.44          26,479          0.04
First Trust Indxx Global Agriculture ETF                                120,856          0.64          14,641          0.08
First Trust BICK Index Fund                                           4,725,876          0.66         238,782          0.03
First Trust Nasdaq Smartphone Index Fund                                239,634          0.68          28,936          0.08
First Trust NASDAQ Global Auto Index Fund                               466,651          0.93          56,745          0.11
First Trust International IPO ETF                                       575,148          0.77          49,679          0.07


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent that a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED        NOT BANK GUARANTEED      MAY LOSE VALUE

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)


                              ADVISORY AGREEMENTS

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

                            (NON-UNITARY FEE FUNDS)

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following six series of the Trust (each a "Fund" and collectively, the "Funds"):

   First Trust STOXX(R) European Select Dividend Index Fund (FDD)
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) First Trust Dow Jones Global Select Dividend Index Fund (FGD)
   First Trust Global Engineering and Construction ETF (FLM)
   First Trust Global Wind Energy ETF (FAN)
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index
      Fund (GRID)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through January 31, 2020. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Peer Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of FAN was below the median total (net) expense ratio of the peer funds in the Fund's Peer Group, the total (net) expense ratio of FGD was equal to the median total (net) expense ratio of the peer funds in the Fund's Peer Group and the total (net) expense ratios of FDD, FFR, FLM and GRID were above the median total (net) expense ratio of the peer funds in each Fund's respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between each Fund's performance and that of its underlying index. Based on the information provided and its ongoing review of performance, the Board concluded that, after factoring in the impact of fair valuations and currency exchange rates, each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective Peer Group and to that of one or more broad-based benchmark indexes, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

                              (UNITARY FEE FUNDS)

The Board of First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor") on behalf of the following eight series of the Trust (each a "Fund" and collectively, the "Funds"):

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

   First Trust Nasdaq Smartphone Index Fund (FONE)
   First Trust BICK Index Fund (BICK)
   First Trust Indxx Global Natural Resources Income ETF (FTRI)
   First Trust Indxx Global Agriculture ETF (FTAG)
   First Trust NASDAQ Global Auto Index Fund (CARZ)
   First Trust Cloud Computing ETF (SKYY)
   First Trust International IPO ETF (FPXI)
   First Trust Nasdaq Cybersecurity ETF (CIBR)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Peer Group included peer funds that pay a unitary fee and because each Fund pays a unitary fee, the Board determined that expense ratios

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fees for BICK and FTAG were equal to the median total (net) expense ratio of the peer funds in each Fund's respective Peer Group and the unitary fees for FONE, FTRI, CARZ, SKYY, FPXI and CIBR were above the median total (net) expense ratio of the peer funds in each Fund's respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. With respect to FTRI and FTAG, the Board noted that during 2015, shareholders of each Fund approved changes to each Fund's investment objective and, effective December 18, 2015, each Fund changed its name and ticker symbol, FTRI began tracking the Indxx Global Natural Resources Income Index and FTAG began tracking the Indxx Global Agricultural Index, and that the performance information included a blend of the old and new indexes. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between FONE's, BICK's, FTRI's, FTAG's, CARZ's, FPXI's and CIBR's performance and that of each of their underlying indexes. Based on the information provided and its ongoing review of performance, the Board concluded that, after factoring in the impact of the fair valuations and currency exchange rates, each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective Peer Group and to that of one or more broad-based benchmark indexes, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)


                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund II funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,264,370. This figure is comprised of $50,882 paid (or to be paid) in fixed compensation and $1,213,488 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $885,211 paid (or to be paid) to senior management of First Trust Advisors L.P. and $379,159 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

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BOARD OF TRUSTEES AND OFFICERS
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)


The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                               TERM OF OFFICE                                                   THE FIRST TRUST     DIRECTORSHIPS
                               AND YEAR FIRST                                                     FUND COMPLEX     HELD BY TRUSTEE
  NAME, YEAR OF BIRTH AND        ELECTED OR                  PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST         APPOINTED                   DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician; Officer, Wheaton Orthopedics;             157         None
(1951)                                           Limited Partner, Gundersen Real Estate
                              o Since Inception  Limited Partnership (June 1992 to
                                                 December 2016); Member, Sportsmed
                                                 LLC (April 2007 to November 2015)

Thomas R. Kadlec, Trustee     o Indefinite Term  President, ADM Investors Services, Inc.              157         Director of ADM
(1957)                                           (Futures Commission Merchant)                                    Investor Services,
                              o Since Inception                                                                   Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial and           157         Director of Trust
(1956)                                           Management Consulting)                                           Company of
                              o Since Inception                                                                   Illinois

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),             157         Director of
(1954)                                           Managing Director and Chief Operating                            Covenant
                              o Since Inception  Officer (January 2015 to August 2018), Pelita                    Transport Inc.
                                                 Harapan Educational Foundation (Educational                      (May 2003 to
                                                 Product  and  Services); President and Chief                     May 2014)
                                                 Executive Officer (June 2012 to September
                                                 2014), Servant Interactive LLC (Educational
                                                 Products and Services); President and Chief
                                                 Executive Officer (June 2012 to September
                                                 2014), Dew Learning LLC (Educational
                                                 Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust                 157         None
Chairman of the Board                            Advisors L.P. and First Trust
(1955)                        o Since Inception  Portfolios L.P.; Chairman of the
                                                 Board of Directors, BondWave LLC
                                                 (Software Development Company)
                                                 and Stonebridge Advisors LLC
                                                 (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

                              POSITION AND               TERM OF OFFICE
     NAME AND                    OFFICES                 AND LENGTH OF                        PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                   SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief Executive   o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Officer                                                (January 2016 to Present), Controller (January 2011
                                                      o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                             to January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer
                                                                             (January 2016 to Present), BondWave LLC (Software
                                                                             Development Company) and Stonebridge Advisors
                                                                             LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial      o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                      President (April 2012 to July 2016), First Trust
                      Accounting Officer              o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief             o Indefinite Term      General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                          First Trust Portfolios L.P.; Secretary and General
                                                      o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                             Advisors LLC

Daniel J. Lindquist   Vice President                  o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                      o Since Inception

Kristi A. Maher       Chief Compliance Officer        o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                                and First Trust Portfolios L.P.
                                                      o Since Inception

Roger F. Testin       Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception

Stan Ueland           Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)


                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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FIRST TRUST

First Trust Exchange-Traded Fund II


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $305,000 and $305,000 for the for the fiscal years ended September 30, 2017 and September 30, 2018, respectively.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $1,286.75 and $0 for the for the fiscal years ended September 30, 2017 and September 30, 2018, respectively

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the for the fiscal years ended September 30, 2017 and September 30, 2018, respectively.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $141,600 and $63,405 for the for the fiscal years ended September 30, 2017 and September 30, 2018, respectively. These fees were for tax return review and multistate tax compliance.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 and $0 for the for the fiscal years ended September 30, 2017 and September 30, 2018, respectively.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the for the fiscal years ended September 30, 2017 and September 30, 2018, respectively.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the for the fiscal years ended September 30, 2017 and September 30, 2018, respectively.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                            Adviser and Distributor:
           -----------                            ------------------------
             (b) 0%                                        (b) 0%
             (c) 0%                                        (c) 0%
             (d) 0%                                        (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2017 were $141,600 for the registrant, $44,000 for the registrant's investment adviser and $63,900 for the registrant's distributor, and for the fiscal year ended September 30, 2018 were $63,405 for the registrant, $48,190 for the registrant's investment adviser and $80,310 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund II
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 10, 2018
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 10, 2018
      -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 10, 2018
      -----------------

* Print the name and title of each signing officer under his or her signature.